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[LOGO]
                     SunAmerica Mutual Funds
                       1999 ANNUAL REPORT

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                                       Style SELECT Series-Registered Trademark-
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                                                       [LOGO] SunAmerica
                                                              Mutual Funds
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A MESSAGE FROM THE PRESIDENT


December 6, 1999



Dear Shareholder:

We are very pleased that our three-year old Style SELECT Series has proved rewarding to so many of our investors. As we have expanded and enhanced this series of multi-managed mutual funds, our shareholders have benefited from Style SELECT Series' institutional approach. For example, many of the funds performed well this past fiscal year in what proved to be a very challenging investment environment.

We are particularly proud to highlight our Focus Portfolio and our Focused Growth and Income Portfolio. The Focus Portfolio ranked in the top 3% and the Focused Growth and Income Portfolio ranked in the top 12% of their respective category averages for the twelve months ended October 31, 1999, according to Lipper Analytical Services.* As the first to offer individual investors multi-managed focused funds, we are proud that our Portfolios' targeted approach has succeeded, especially given the volatility of the equity markets over this period.

In addition, the Aggressive Growth, Large-Cap Value, Value, and Small-Cap Value Portfolios each also outperformed or tracked both its respective Lipper category average and its respective Morningstar benchmark index for its twelve month performance. (Returns do not reflect the impact of sales charges.)

Each Style SELECT Series Portfolio is designed to provide you with the same multi-managed approach used by many of today's largest and most successful institutional investors, an advantage you simply cannot get by investing in traditional mutual funds. During the annual period ended October 31, 1999, we continued to enhance our Style SELECT Series fund family in response to your growing investment needs.

On April 1, 1999, we renamed our Large-Cap Blend Portfolio to Focused Growth and Income Portfolio to illustrate the Portfolio's changed investment strategies. Based on performance to date, the investment styles of Marsico Capital Management and SunAmerica Asset Management have clearly served the Portfolio well.

Among our six-style based portfolios, we changed some of the investment managers to achieve greater consistency of style and added performance potential. On December 1, 1998, American Century joined Davis Selected Advisers and Neuberger Berman as a subadviser managing the Value Portfolio. In the second half of the fiscal year, Third Avenue Funds joined Berger and Lazard as a subadviser managing the Small-Cap Value Portfolio and Jennison Associates joined Janus and Montag & Caldwell on the Large-Cap Growth Portfolio.

We determined that the International Equity Portfolio was better structured with two subadvisers, rather than three, effective March 1, 1999.

On the following pages, one Adviser from each of the nine Style SELECT Series portfolios discusses the management of their portion of the Portfolio over the annual period and his or her investment outlook as we near the year 2000. You will also find a complete financial summary and a listing of holdings for each Portfolio.

Clearly, this has been a period of exciting initiatives and opportunities for SunAmerica Mutual Funds. We continue to bring you style-based and stylized investment choices designed to provide you with the opportunity to diversify among management styles, each of which will perform differently in given economic and market conditions. Allocating your assets among growth, value, and focused funds across the equity capitalization and global spectrum offers you the flexibility to take advantage of different research criteria, buy and sell disciplines, and investment strategies.

We thank you for being a part of the success of the Style SELECT Series. We value your confidence in us and look forward to serving your investment needs in the future.



Sincerely,

/s/Peter A. Harbeck

Peter A. Harbeck

President

*Based on total return, sales charges not included. Focus Portfolio ranked 9th out of 348 Multi-Cap Core Funds. Focused Growth and Income ranked 42nd out of 313 Large-Cap Core Funds.

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          1999 ANNUAL REPORT                                STYLE SELECT SERIES*
   LARGE-CAP VALUE PORTFOLIO                                       [LOGO]

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FUND FOCUS
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LARGE-CAP VALUE PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR AND LIPPER CATEGORY
AVERAGES FOR 1-YEAR PERFORMANCE (AS OF OCTOBER 31, 1999)*

Q&A
JOHN R. RYAN AND STEVE IRONS, Portfolio Managers
WELLINGTON MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We strive to maintain a consistent investment approach in every type of market environment. Briefly, our approach seeks to provide returns above value-oriented indexes and the S&P 500. We look to invest in the stocks of financially sound but out-of-favor large capitalization companies that provide above-average potential total returns and that sell at below-average P/E multiples. Investment decisions are based primarily on detailed in-house fundamental research and security valuations.

During the twelve months ended October 31, 1999, the equity market was characterized by an explosion of speculation that focused almost entirely on mega-caps and technology stocks. For example, within the S&P 500 Index, technology accounted for more than half of the total return of the Index, despite being only 19% of the total Index. This concentration developed as it became clear that worldwide economic growth was accelerating due to the interest rate cuts of the previous year. Further, there was a developing belief that the Y2K issue would have a minimal impact, leading to a herd mentality favoring the already richly valued technology sector.

As one would expect when value stocks are so out of favor, our portion of the Large-Cap Value Portfolio underperformed the Russell 1000 Value Index for the fiscal year, but it was in line with its peer group. Our disciplined investment style often struggles when the markets become very turbulent, as we are unwilling to pay the outlandish multiples for the stocks with which the market is so enamoured.


WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The Portfolio benefited from its stock selection in the technology sector, as we continued to look for solid investments opportunistically. First Data Corp, Hewlett-Packard, and Intel were particularly strong performers. Our overweighting of the energy sector in late 1998 and 1999 also helped performance, with Shell Transport and Trading, Union Pacific Resources, and YPF notably strong. Some other stocks that contributed to portfolio performance were Alcoa and Equitable Resources, as both of these undervalued companies gained recognition.

On the other hand, the Portfolio was hurt by its overweighting in the healthcare sector, as HMOs were hit by clouds of litigation exposure. Wellpoint Health Networks was a laggard. Also, Tenet Healthcare, a hospital company, was a poor performer, as it struggled to digest several acquisitions. Our underweighting and certain specific stocks in the finance sector also impacted the Portfolio during the period, despite the outstanding performance of one of our largest holdings, Citigroup.

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Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF LARGE-SIZED COMPANIES USING A "VALUE" STYLE OF INVESTING

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ADVISERS
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[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

Typically, corporations begin to see the potential in value stocks before the public does. Therefore, merger & acquisition activity in portfolio holdings such as Argentinian energy company YPF is a very positive sign.

The overseas economies that looked so fragile just a year ago are now proving their resiliency. We currently expect global GDP growth of 2.5% for 1999 and 3.2% for 2000. In our view, the only potential deflection from a path of synchronized global expansion during the year ahead might be a temporary Year 2000 problem and/or actions to avoid Year 2000 disruptions.

On the domestic front, the US economy continues to grow at a healthy pace. While we believe that a deceleration is inevitable, it is not, in our opinion, imminent. The economy should remain firm in the near term due to a rebuilding of inventories during the rest of the year. On the other hand, the higher interest rate environment probably will crimp the elevated demand in the housing sector and already has led to a severe drop in refinancing activity. Additionally, we expect that the surge in energy prices could affect domestic consumer spending. The high and deteriorating trade deficit is a concern, particularly its contribution toward a weaker dollar and inflation in imported goods prices. Despite these concerns, the US economy has momentum and should continue on a 2%-3% GDP growth path, as sectors such as industrial and manufacturing strengthen.

As for inflation, the bounceback in commodity prices is a concern, as broader inflation indices could soon reflect the upward pressure of higher input costs in a stronger economy. Coupled with the continued pressure on wages and recent disquieting labor agreements, we expect inflation to push above 2% in 1999 and to register nearly 2.5% in 2000. Still, we are not expecting a troublesome major inflation cycle to unfold. We do expect a resilient global economy and rising inflation to exert upward pressure on short-term interest rates.

In our view, corporate profits should show double-digit growth in both 1999 and 2000. This accelerating growth in profits, which is broad-based and includes the recovering basic industries, should, in turn, provide stock market support and could provide broader participation in any advance. The main risks to current stock valuations remain excessive monetary tightening by the Federal Reserve Board, a prospect we do not view as likely, and international liquidity shifts. We still see excessive optimism reflected in the valuations for certain sectors, but we are reasonably constructive in our overall outlook.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

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                             1999 Annual Report             STYLE SELECT SERIES*
VALUE PORTFOLIO                                                     [LOGO]

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FUND FOCUS
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VALUE PORTFOLIO CLASS A OUTPERFORMS LIPPER CATEGORY AVERAGE AND RUSSELL MIDCAP
VALUE INDEX FOR 1-YEAR PERFORMANCE AS OF OCTOBER 31, 1999*

Q&A
MICHAEL M. KASSEN AND ROBERT I. GENDELMAN, PORTFOLIO MANAGERS
NEUBERGER BERMAN

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Overall, value underperformed growth during the twelve months ending October 31, 1999. Rising interest rates negatively impacted financial stocks, which represent almost a third of the total weight of the value index. Plus, a lack of pricing power re-focused companies on cutting costs and improving productivity, which, in turn meant increased spending on technology and information systems, an obvious benefit to the top line of growth-oriented technology companies.

Within the value investment style, large capitalization stocks continued to be in favor relative to smaller companies over the fiscal year. The Russell 1000 Value Index returned 16.52% for the fiscal year, while the Russell Midcap Value Index and Russell 2000 Value Index returned 5.70% and 0.72%, respectively, for the same time period. Within the Russell 1000 Value Index, the technology, financial services, and communications sectors were the top performers. Technology stocks benefited from the growing demand and increased spending for bandwidth. Financials, while hurt overall, had strong gains in the fourth calendar quarter of 1998 after the Federal Reserve Board had cut interest rates. The communications sector benefited from growing demand and deregulation. Health care, utilities, and consumer cyclicals underperformed.

Our portion of the Portfolio slightly underperformed the Russell 1000 Value Index primarily due to underweight positions in the financial services and communications sectors. However, performance was boosted by our overweight in technology, the best performing sector of the Index. Our specific positions in the consumer cyclicals and basic materials sectors also helped Portfolio performance.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We made some opportunistic purchases during the period, each of which helped Portfolio performance. These include:

MERCK & CO. - Because of patents on four drugs due to expire in 2000-2001, the stock was greeted by huge declines during the summer of 1999. The price-to-earnings multiple fell dramatically. We bought the stock with the belief that the next generation of drugs, recently developed, will experience solid long-term growth.

NORTEL - During the global crisis late in 1998, this stock was more than cut in half because of its exposure to Asia. The company has since emerged as one of the global leaders in the telecommunications equipment industry, and its stock still sells at a considerable discount to its peer leaders, Lucent and Cisco.

ERICSSON - This company fell behind its competitors in upgrading its line of cellular phones, and thus its stock languished within a thriving industry. We purchased the stock upon the launch of a major new product cycle.

During the period, we also reduced exposure to the consumer staples sector to re-employ assets into such economically sensitive stocks as Allied Signal and Weyerhauser, as we seek to take advantage of ongoing global economic growth.

There were a few names that hurt Portfolio performance, mainly from the financial sector. These included Ace Limited, a Bermuda based re-insurer hurt from tough price competition in the property & casualty business; Countrywide Credit, a personal mortgage company that experienced lower mortgage origination results from the higher interest rate environment; and Bank One, a major regional bank that suffered at the hands of its recently acquired credit card business, First USA.

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Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF LARGE-SIZED COMPANIES USING A "VALUE" STYLE OF INVESTING

--------
ADVISERS
--------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

We are optimistic about the global economy in the year 2000. Inflation seems to be under control, and interest rates remain at historically low levels despite the increases since the fall of 1998. We believe the factors to sustain the global expansion seem to be in place, a trend that would favor the value investor.

As fears of inflation and of further Federal Reserve Board tightening diminish and as consolidation expectations from the elimination of the Glass Steagall Act grow, we are particularly optimistic on the financial services sector, which is key to value investing.

Of course, we are still slightly concerned about market valuations, but primarily in that certain segments of the market are extremely overvalued and thus create the perception of a broad valuation problem. The Internet stocks are the prime example of this. Our specific concern is how the overall market would react if these specific valuations decline.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Investors cannot actually make investments in these indices.

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                               1999 Annual Report
SMALL-CAP VALUE PORTFOLIO                                  STYLE SELECT SERIES*
                                                                   [LOGO]
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FUND FOCUS
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SMALL-CAP VALUE PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR AND LIPPER CATEGORY
AVERAGES PLUS THE RUSSELL 2000 VALUE INDEX FOR 1-YEAR PERFORMANCE AS OF OCTOBER 31, 1999*

Q&A

ROBERT H. PERKINS, PORTFOLIO MANAGER
PERKINS, WOLF, MCDONNELL, SUB-ADVISER TO BERGER ASSOCIATES

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We search for undervalued stocks we believe to be selling at low prices relative to assets, earnings, or cash flow. These companies also exhibit products and services with competitive edges, quality balance sheets and strong managements. It is an important part of our strategy to consider the downside risk before the upside potential of each investment.

Our portion of the Small-Cap Value Portfolio turned in solid performance during a challenging period. We significantly outperformed the Russell 2000 Value Index for the fiscal year--despite the fact that small-cap stocks in general and small-cap value stocks in particular underperformed large-cap stocks.

This disparity, in our view, is largely a function of excessive market appreciation in the fifty largest companies in the S&P 500 Index, most of which are currently technology stocks. These stocks sell at what we believe to be unjustified prices of, for example, over 60 times estimated 1999 earnings in the case of Microsoft and 80 times earnings for Cisco Systems. This is two to three times their historical growth rate. These numbers are particularly disturbing when considering the fact that nearly 60% of all big board stocks are down year-to-date as are six out of the eleven S&P industry groups.

In contrast, our small-cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations throughout the annual period. In fact, small cap relative price/earnings ratios as compared to large cap price/earnings ratios remained at multi-decade lows at the end of the fiscal year.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our best performing sector this year was energy. Commodity prices rebounded and several issues returned more than 100% over the fiscal year. We used the strength in this sector to reduce holdings in such names as Newfield Exploration and BJ Services and to add names where we saw further upside potential, such as Marine Drilling Companies and Key Energy Services.

In the telecommunications sector, the Portfolio enjoyed strong gains from Centennial Cellular and Jones Intercable, as well as from cellular infrastructure providers REMEC and Sawtek. These stocks rebounded as demand increased for broadband and lower cell phone prices.

Since the beginning of the fiscal year, we decreased the Portfolio's exposure to fallen growth stocks in which we saw limited investment upside. These stocks were those trading near or at their all-time lows. The exceptions were stocks in the information technology (IT) services industry. Many companies have delayed large IT projects until early in the year 2000 in order to prepare for the Y2K changeover. Thus, during the twelve month period, IT companies corrected as much as 50% to 60%. However, we viewed this downturn as temporary and thus as a buying opportunity, since worldwide demand of IT services is expected to double by 2003. We added Interim Services, Romac International, and Computer Horizons.

While a cloud of legislation hovering over Washington D.C. created uncertainty in the healthcare sector and caused a widespread sell-off, opportunities are beginning to appear. While we cannot be sure as to the exact timing, we do believe that a number of companies will emerge from the shakeout stronger than ever. We added Omnicare to the Portfolio.

The most disappointing stocks were in the financial sector, specifically the banks and thrifts. Their earnings growth continued to meet or exceed expectations, but their prices did not. Many of these companies are aggressively buying back their stock and raising their dividends, and industry consolidation continues. The one exception is in the real estate investment trust (REIT) industry, where we continue to find attractive valuations. REITs traditionally sell at yields equivalent to 10-year US Treasuries, which as of October 31, were 5.9%. The average current yield of REITs held by the Portfolio was 8.1%. This industry is clearly out of favor, yet many companies boast clean balance sheets, quality assets, and trade at a significant discount to their net asset values. We continued to add to names such as Home Properties of New York and Prentiss Properties Trust.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF SMALL-SIZED COMPANIES USING A "VALUE" STYLE OF INVESTING

--------
ADVISERS
--------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

Looking ahead, we reiterate our belief that the best long-term returns are generated by investments in the small-cap area. Historically, when the general market turns from larger companies to smaller ones, small-cap stocks perform exceedingly well. It is also worth noting that with 17 different cycles since 1926, each lasting an average of four years, value outperformed growth eight times and growth outperformed value nine times. More importantly perhaps, when value outperformed, it did so by 27%. When value underperformed, it did so by only 10%. We are confident that history will repeat itself.

Furthermore, we believe that the gross excesses, and accompanying increased risks, seen in the equity markets recently, will be corrected and this current cycle of underperformance will end. In our opinion, this should lead to a more favorable environment for value investing in stocks that sell at lower price-to-earnings ratios, such as those in our Portfolio, which sell at an average of 14 times 1999 estimates and ten times 2000 estimates.

We will continue to apply the same small-cap value discipline that we have practiced for the last thirty years while we await the return of capital to the small cap sector.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest US companies with lower growth rates and price-to-book ratios. Investors cannot actually make investments in these indices.

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                              1999 ANNUAL REPORT
LARGE-CAP GROWTH PORTFOLIO                                 STYLE SELECT SERIES*
                                                                      [GRAPHIC]
----------
FUND FOCUS
----------

LARGE-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS S&P 500 INDEX FOR 1-YEAR PERFORMANCE AS OF OCTOBER 31, 1999*

Q&A

MARC PINTO, PORTFOLIO MANAGER
JANUS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Our research-intensive, stock specific strategy led us to a number of great companies in a diverse set of industries over the past fiscal year, ranging from the technology and telecommunications sectors to financial, consumer, media, and pharmaceutical stocks. These selections helped the Portfolio outperform its benchmark, the S&P 500 Index, for the twelve months ended October 31, 1999. Strong stock selection skills and our growth-oriented strategy were particularly key to the Portfolio's outperformance given developments in the recent difficult investment environment.

Although the surging domestic economy prompted the Federal Reserve Board to raise interest rates twice during the period, the intensely competitive business environment kept inflation in check. With the notable exceptions of April and May 1999 when economic data showed that the worst of the global financial crisis was apparently over, higher interest rates pressured many cyclical and value stocks, keeping larger, growth names in favor. The intense competition also resulted in pricing power being limited to all but a few innovative companies. In fact, the market remained incredibly narrow throughout the year. For example, only four stocks accounted for more than half of the S&P 500's performance in the first nine months of 1999. Eleven stocks accounted for 100% of the performance. Clearly, most companies' profit growth was quite unremarkable.

Conversely, we believe our holdings offer the innovative, proprietary products that allow them to protect their profit margins, resulting in above-average earnings growth. This strong fundamental performance was amplified by investors' recognition that solid earnings growth is becoming increasingly scarce in the current economic and business environment. In turn, investors demonstrated a willingness to pay a premium to access this growth.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Specifically, the portfolio benefited from its positions in the technology sector. Cisco Systems, the dominant supplier of Internet infrastructure equipment, moved higher. The company's fundamentals remain strong, and it continues to make shrewd acquisitions that should augment its intellectual superiority. Linear Technology, the semiconductor manufacturer was also a winner for the Portfolio. Linear's unique chip designs offer it some pricing power in an otherwise commoditized industry. EMC, the data storage hardware manufacturer, benefited from the continued digitization of the global economy. After all, every time an e-mail is sent or a web page is created, more data is created. This data has to be stored somewhere, and EMC's products offer a solution.

In the telecommunications sector, our position in Nokia, the leading manufacturer of wireless phones, gained, based on solid earnings growth and the still amazing potential offered by wireless data networks. Another top performer for the Portfolio was Home Depot, the home improvement retailer, which continues to win market share. This company also benefited from the past year's solid housing market and strong mortgage refinancing trends.

During the fiscal year, we bought Sun Microsystems and Viacom. Sun Microsystems is the leading manufacturer of web servers, and we believe that the company's vision of the network eventually replacing the PC is gaining momentum. Viacom has one of the best portfolios of content in the world, owning MTV, VH1, Discovery, Encore, Paramount Pictures, Blockbuster Video, and CBS. We believe that as TV and the Internet converge, companies with deep content libraries stand to profit immensely. This same idea also applies to Time Warner, another strong performer for the Portfolio during the period.

Only a few of the Portfolio's holdings did not perform well. Pfizer and Eli Lilly declined, as the entire pharmaceutical sector came under pressure by talk of potential government price regulation. Coca-Cola Enterprises fell on decreases in the number of cases of soft drink sold. In each of these cases, we trimmed our exposure. We sold our entire position in Newcourt Credit, the finance company, which fell victim to the credit crunch of 1998 and never did recover as the market for its lease-backed securities dried up.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF LARGE-SIZED COMPANIES

--------
ADVISERS
--------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

We believe that many of the same trends that influenced the equity market over the past year will remain in effect in the coming months. These include a general lack of corporate pricing power, strong productivity, high volatility, global economic growth, interest rate movements, inflationary fears, and more. While this outlook may not bode well for the broader stock market, it does keep us extremely optimistic about our Portfolio's holdings. In our opinion, because our holdings offer innovative, competitive products, maintain industry leadership positions, and are led by outstanding management teams, they should continue to offer above-average growth potential.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index.


JANUS
[LOGO]

                               1999 ANNUAL REPORT
MID-CAP GROWTH PORTFOLIO                                    STYLE SELECT SERIES*
                                                                      [GRAPHIC]
----------
FUND FOCUS
----------

MID-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS S&P 400 MIDCAP INDEX FOR 1-YEAR PERFORMANCE AS OF OCTOBER 31, 1999*

Q&A

BRIAN W. H. BERGHUIS, PORTFOLIO TEAM MANAGER
T. ROWE PRICE

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Even in a difficult environment, we are pleased to report that our portion of the Mid-Cap Growth Portfolio outperformed both the S&P MidCap 400 Index and the S&P 500 Index for the twelve months. This was a challenging year in which strong market performance was accompanied by increasing volatility and what we consider to be an unhealthy focus on a small group of market leaders.

Market leadership remained with large-cap stocks. After a sharp drop in the last half of fiscal 1998, the mid-cap market staged a strong rebound late last fall, and investor interest broadened beyond the narrow group of large-cap stocks that have led the market in recent years. However, since mid-summer 1999, investors have once again focused on technology and large-cap stocks, to the detriment of other sectors. For the fiscal year as a whole, the Portfolio benefited from the stronger performance of growth stocks relative to value stocks.

Our investment strategy favors mid-sized companies that are growing their earnings at more than 15% a year. The companies are typically small enough to adapt quickly to changing market conditions and trends, yet mature enough to have successful products, experienced management, and an adequate infrastructure to support future growth.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Two wireless providers, Voice Stream Wireless and Western Wireless, were among the top performers during the fiscal year. Both companies are benefiting from strong subscriber growth as well as increasing investor interest in the sector. In concert with market trends, other top contributors to the Portfolio included other technology and telecommunications companies such as PMC Sierra, a communications semiconductor manufacturer, Xilinx, a manufacturer of programmable logic devices and software, and Analog Devices, a leading supplier of semiconductors.

Two detractors from performance were Amerisource, a wholesale distributor of pharmaceutical and healthcare products, and Warnaco, an apparel manufacturer. Both companies experienced earnings disappointments during the year.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF MEDIUM-SIZED COMPANIES

--------
ADVISERS
--------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

We continue to see marked bifurcation among different stock classes. Companies with earnings momentum continue to trade at increasingly lofty valuations, while most other sectors languish. Although technology stocks have outperformed considerably, we have maintained an underweighted technology position in our portion of the Portfolio. Although the technology sector is attractive in any ways, the valuations of these companies, as well as those of newly listed companies, are soaring to loftier levels each week. In fact, technology companies are now trading at approximately twice the valuations of non-technology companies, up from a 16% premium at the end of September 1998. This seems unsustainable and motivates us to keep smaller than average positions in technology stocks in order to reduce volatility and specific stock risk in the Portfolio.

Furthermore, although investors are currently enamored with technology and Internet related stocks, we have found in the past that maintaining a valuation is rewarded in the long run. That is not to say we are not actively looking at technology companies, but at current valuations, investors severely punish the smallest of company missteps with stock price declines of 40% to 50%. In our opinion, many mid-cap companies have better underlying fundamental growth than their larger peers, and yet they trade at very attractive valuations relative to the large-cap market. We have opportunistically bought stocks on this basis as momentum investors exit the stocks of well-run growth companies. These are the companies, in our view, that will drive the Portfolio's future performance. We believe our portion of the Mid-Cap Growth Portfolio is well positioned for the future, and will benefit in a more normalized, less speculative environment.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 400 MidCap Index is a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index.

                              1999 ANNUAL REPORT
AGGRESSIVE GROWTH PORTFOLIO                                 STYLE SELECT SERIES*
                                                                      [GRAPHIC]
----------
FUND FOCUS
----------

AGGRESSIVE GROWTH PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR
AND LIPPER CATEGORY AVERAGES AS WELL AS THE RUSSELL 2500 GROWTH INDEX FOR 1-YEAR PERFORMANCE AS OF OCTOBER 31, 1999*

Q&A

ELIZABETH B. DATER AND STEPHEN J. LURITO, PORTFOLIO MANAGERS
WARBURG PINCUS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We are pleased to report that our investment style served our investors well for the annual period. Our portion of the Aggressive Growth Portfolio significantly outperformed the Russell 2500 Growth and Russell 2000 Growth Indices and also the S&P 500 Index for the twelve months ended October 31, 1999.

Several factors contributed to the Portfolio's strong performance. Most importantly, we remained bullish on small caps, based on their compelling valuations, healthy earnings outlooks, the strong US economy, M&A activity in the small cap sector, and the shrinking "risk premium" between more liquid and less liquid securities.

As the fiscal year began, the Portfolio performed well, sparked by three Federal Reserve Board interest rate cuts and powered by a surging technology sector. The Portfolio also benefited from robust gains among its health care, communications and media, business services, and consumer related issues. During the second fiscal quarter, the Portfolio was hurt by small company earnings concerns and investors' focus on large cap, blue chip names. Still, there were a number of bright spots in the Portfolio amongst the technology, business services, electronics, and communications and media sectors.

The strong performance of the Portfolio during the third fiscal quarter was driven by favorable earnings and interest rate expectations, ongoing strong technology sector performance, and stabilization of the overseas markets. Weighing on the Portfolio were specific health care holdings, which were hurt by the specter of Medicare reform and associated regulatory uncertainties. During the fourth fiscal quarter, we made few changes to the Portfolio, though we did raise its weighting in telecommunications and equipment. Our largest area of concentration remained technology, reflecting our view that a number of these stocks remain attractively priced given their underlying companies' growth prospects.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Some specific examples of success we had in the technology area are VoiceStream Wireless Corp., Citrix Systems Inc., Digital Island Inc., and Radware Ltd. VoiceStream is the second largest personal communications services (PCS) wireless communication company in the US and is building a national PCS network through acquisitions. Citrix Systems is the leading provider of software for thin client computing, which enables small laptops and hand held models to run desktop client-server applications like Microsoft Windows systems.

Digital Island and Radware have been beneficiaries of the Internet. Digital Island is a second-generation web host, capitalizing on recent growth in outsourcing of company web sites. Radware, a relatively new holding for the Portfolio, provides management for Internet traffic.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF SMALL, MEDIUM SIZED AND LARGE COMPANIES USING A "VALUE" STYLE OF INVESTING

--------
ADVISERS
--------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

Our enthusiasm for small caps remains intact because we continue to believe that the domestic economy is sound and that corporate earnings are growing at a robust pace. Europe continues its recovery. On the other hand, we maintain that monetary policy, both in the US and in Europe, continues to restrain the market from broadening and prevents the decline in risk premiums we have anticipated all year. This, coupled with the approaching millennium, has created a high level of uncertainty in the marketplace, and we expect volatility to continue.

Relative valuations of small cap stocks compared to large cap stocks remain near historic lows and are thus very compelling. Furthermore, we believe the frenetic pace of mergers and acquisitions will continue, benefiting the shareholders of small and growing companies with unique products and franchises. Companies are looking to enhance productivity and improve their product mix as well as to accelerate revenues while realizing cost efficiencies. With many small companies selling at depressed valuations, a buy versus build strategy is infinitely more desirable to corporate mergers. Finally, as interest rates stabilize and Y2K becomes a memory, we believe that risk premiums will fall and that investors will likely broaden their portfolios to include more small cap stocks.

 In the Portfolio, we intend to continue emphasizing technology, communications and media, and select consumer-oriented issues. We are also increasingly optimistic about the energy industry, as world economies improve outside the US. We expect the end of monetary policy tightening and forthcoming financial services liberalization legislation to create a rally in the financial services sector in the year 2000.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot actually make investments in these indices.

                             1999 ANNUAL REPORT
FOCUS PORTFOLIO                                             STYLE SELECT SERIES*
                                                                      [GRAPHIC]
----------
FUND FOCUS
----------

FOCUS PORTFOLIO RANKS IN TOP 3% OF LIPPER CATEGORY AVERAGE* AND OUTPERFORMS S&P 500 INDEX FOR PERIOD ENDING OCTOBER 31, 1999*

Q&A

SPIROS "SIG" SEGALAS, PORTFOLIO MANAGER
JENNISON ASSOCIATES

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Even though the financial markets were unusually volatile, our portion of the Portfolio had an exceptionally good year. While value stocks shot ahead of growth stocks during the second calendar quarter of 1999, prior to that and subsequent to that, the equity market was extremely narrow, with most of its appreciation coming from the technology and telecommunications sectors. To show how consolidated the market was, only four stocks accounted for more than half of the S&P 500's performance in the first nine months of 1999. Eleven stocks accounted for 100% of the performance, with all but three of the top eleven index contributors being technology stocks. Clearly, it was a year when strong stock selection was key to our outperformance.

Our year-long concentration in technology and media had the most positive impact on performance. Also helping performance were our telecommunications, retail, and financial stocks. The laggard in the Portfolio was our small exposure to pharmaceuticals.

In the Focus Portfolio, each of the three portfolio managers emphasizes different stock-picking styles and may select stocks of companies in different industries with varying market capitalizations. In seeking the common objective of long-term growth of capital through investments in both domestic and foreign stocks, each manager generally invests in ten favorite stocks. Given that this is a more concentrated approach to stock selection, it makes the Portfolio special, but it also must be considered an aggressive approach to growth investing that may be subject to greater risks.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Technology stocks such as Cisco Systems, Texas Instruments, and EMC Corp. particularly boosted Portfolio performance. In the telecommunications sector, broadcasters Univision and Clear Channel did well, and we expect strong gains to continue due to above-trend demand for advertising, consolidation and market share in the coming year. MCI WorldCom also did well for the Portfolio.

Among the financial stocks, we owned Citigroup, one of the few non-technology stocks that was one of the S&P 500 top ten performers.

Our one retail holding, Tiffany & Co., contributed handsomely to our outperformance. Its earnings have exceeded expectations, and we expect this to continue in the Year 2000. Moreover, the re-launch of the company's web site could have a meaningful impact, if successful.


*Based on total return, sales charges not included. Ranked 9th out of 348 Multi-Cap Core Funds.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN A FOCUSED PORTFOLIO OF 30 EQUITY SECURITIES

---------
ADVISERS
---------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

Given that stock prices are determined primarily by earnings and interest rates, those are the key factors we monitor. In our view, earnings continue on an above-trend path, driven by high levels of capital spending by corporations as they seek productivity gains. Earnings are also being driven by high levels of consumer spending, spurred on by full employment, high confidence, soaring stock prices, and interest rates still low on a historic basis.

Our primary concern looking ahead is the Federal Reserve Board's potential inclination to rein in growth with higher interest rates rather than risk inflation gaining a toehold. We believe that current data does not support the risk of materially higher inflation, but if it were to occur, earnings and price/earnings multiples would likely have to be adjusted downward.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

                              1999 Annual Report
FOCUSED GROWTH AND                                          STYLE SELECT SERIES*
INCOME PORTFOLIO                                                      [GRAPHIC]

----------
FUND FOCUS
----------

FOCUSED GROWTH AND INCOME PORTFOLIO RANKS IN TOP 12% OF LIPPER CATEGORY AVERAGE,* AND OUTPERFORMS S&P 500 INDEX FOR THE PEROID ENDING OCTOBER 31, 1999*

Q&A

THOMAS F. MARSICO, PORTFOLIO MANAGER
MARSICO CAPITAL MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

It is well worth noting the portion of the Portfolio managed by Marsico Capital Management significantly outperformed the S&P 500 for the seven months since the Fund's change in subadvisers, a highly turbulent period for the stock market. Remember, we began managing the Focused Growth and Income Portfolio April 1, 1999, when the Large-Cap Blend Portfolio was converted to the Focused Growth and Income Portfolio. Therefore, our review is only from that date through the end of the annual period on October 31, 1999.

As the second calendar quarter unfolded, the Federal Reserve Board's interest rate policy and inflation indicators were at the center of investors' focus. In April, the Consumer Price Index reported its largest monthly gain since 1990. In May, the Fed announced that it had shifted to a tightening bias, and then on June 30, it officially raised interest rates by 0.25%. Amidst all of this, U.S. stock market leadership rotated dramatically, with value outperforming growth for the first two months of the quarter. In June, growth stocks regained their leadership role.

The third quarter of 1999 was characterized by a continued high degree of market volatility, attributable in large part to interest rate, inflation, economic strength, and yen/dollar worries. The Federal Reserve Board increased interest rates again on August 24th. U.S. stocks as a whole were driven down dramatically, with only two sectors of the equity market--technology and capital goods, producing positive returns for the quarter.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Throughout the period, the Portfolio was primarily helped by its holdings in the technology sector, including EMC Corporation and Sun Microsystems. Other top performers for the Portfolio included Flextronics, Vodafone Airtouch, and Genentech. During the second calendar quarter, select retail and consumer related positions also buoyed performance. However, results were adversely affected during these months by positions in transportation and pharmaceutical companies. Moving to a relative underweighting in transportation and healthcare companies by the third calendar quarter contributed positively to performance during those months. The Portfolio's allocations to cable/media and entertainment companies detracted from results during the third calendar quarter. Financial services stocks, particularly banks, were under pressure from the threat of potentially higher interest rates throughout the period.

*Based on total return, sales charges not included. Focused Growth and Income ranked 42nd out of 363 Large-Cap Core Funds.

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------

SEEKS LONG-TERM GROWTH OF CAPITAL AND A REASONABLE LEVEL OF INCOME BY INVESTING IN UP TO 60 EQUITY SECURITIES OF LARGE-SIZED COMPANIES

---------
ADVISERS
---------
[GRAPHIC]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

On balance, we remain positive about the outlook for equity investing. We continue to believe the U.S. economy exhibits important strengths which can foretell strong financial markets over the long run. While U.S. economic growth has been strong, we do not think inflation is currently a threat thanks to ongoing productivity enhancements fostered by rapid, innovative technological developments. We further believe that a continued low inflation environment should create the potential--over time--for lower interest rates. The U.S. consumer is strong; the employment rate remains high; and the amount of federal budget surpluses is projected to grow. Our view is that the dollar remains strong and any perceived weakness compared to the yen is a case of the yen returning to historical levels.

We do expect that volatility, in both stock and bond markets, will continue. Therefore, we believe the importance of good stock selection--rather than general sector or industry allocation--will increase even further as we move into the new millennium. We believe the Portfolio's positions in technology are prudently diversified across a variety of high quality companies, including telecommunications equipment, data storage, hardware and software. Other areas we find attractive looking ahead include the financial services and retail sectors.

As always, we are completely focused on conducting hands-on, intensive analysis of companies in our investment universe. We are committed to seeking long-term growth of capital and current income, i.e. total return potential, to help investors meet both their growth and income investment needs no matter what the market environment.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

                               1999 ANNUAL REPORT
INTERNATIONAL EQUITY PORTFOLIO                              STYLE SELECT SERIES*
                                                                      [GRAPHIC]
----------
FUND FOCUS
----------

INTERNATIONAL EQUITY PORTFOLIO LOOKS FOR GLOBAL ECONOMIC GROWTH TO SPUR WORLD MARKETS HIGHER IN YEAR 2000

Q&A

MICHAEL LEVY AND ROBERT L. REINER, PORTFOLIO MANAGERS
BANKERS TRUST

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We use the term "growth at a reasonable price" to describe our philosophy, which combines the best of the fundamental value approach with a growth/momentum investment overlay. In other words, we seek to capture attractive stocks poised to rise. We also combine bottom-up and top-down strategies, putting approximately two-thirds emphasis on finding the best stocks in the world and one-third on finding the most undervalued markets. We emphasize tax efficiency, although not at the expense of performance. And we use an active currency approach to add value to the portfolio. Equally important, we consider our strict sell discipline as crucial to our investment approach as we do our stock-picking skills.

This past fiscal year was a challenging one for international equity managers, and indeed, our portion of the Portfolio underperformed its benchmark and category average. Still, with a long-term perspective, we have maintained our strong three and five year performance.

For most of the annual period ended October 31, 1999, we maintained our preference toward continental European equities, but we nevertheless reduced our exposure there to gain access to exciting opportunities in other regions around the world. Because many fund managers took profits out of Europe to diversify elsewhere during the first calendar quarter of 1999, the resulting move into Japan and emerging markets led to weakness in European stocks as well as in the euro. Fighting in Kosovo further led to outflows from the region.

In Japan, unprecedented foreign buying, fueled by incipient announcements of corporate restructuring and economic recovery, helped to push the yen and the Japanese equity market higher. Despite our doubts both that economic recovery there is sustainable in the near term and that the bad debt crisis in the financial sector has been resolved, our purchase of dominant technology and telecommunications stocks led to a higher weighting there. Our Japanese stocks dramatically outperformed the market.

In Asia ex-Japan, we were generally neutral, carrying out several stock specific strategies for the Portfolio. Recovery in these markets was exceptional, following the massive declines experienced during last year's regional economic and financial crisis. However, steep pullbacks were experienced nearly across the boards in the third calendar quarter of 1999 on the back of higher commodity prices, bankruptcies in South Korea, and unrest in Timor. There was also rising risk aversion here due to concerns over US interest rates, Year 2000 preparedness, and equity supply.

Latin American markets fared well, but Brazil's currency devaluation in January, Ecuador's eurobond default in the last fiscal quarter, and constant US interest rate concerns did overhang the region. Emerging Europe rebounded soundly off lows. The largest gains for this region were in Russia, despite being among Emerging Europe's most illiquid markets. Greece posted impressive retail-driven performance despite repeated "irrational exuberance" speeches by its government officials. Elsewhere, Canada provided fertile offerings in communications and resources stocks.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Many stocks in our portion of the Portfolio were beneficiaries of the quickening pace of domestic and global merger and acquisition activity. Banks, telecommunications companies, and cyclical industrial firms in particular have been seeking economies of scale, operating synergies and cross border exposure. One example is the recent acquisition of Paribas by money center bank BNP in France. As part of the ongoing restructuring of European businesses, spin-offs of non-core assets and strategic alliances also provided rare opportunities.

We were impressed by the tremendous growth opportunities offered by foreign technology and telecommunications stocks. For example, we added Nokia and Ericsson to the Portfolio and added exposure to Sonera. In Asia, we held positions in Korea's leading mobile phone company, SK Telecom, and Korea Telecom, Japan's NTT and NTT Docomo, and Hong Kong's China Telecom.

Acceleration of global economic growth led to a sharp increase in our exposure to materials. In Europe, we purchased shares in diversified chemical companies Bayer and DSM, specialty chemical maker Clariant, steel producer Usinor, engineered

Style SELECT Series 1999 Annual Report                        [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

--------------
FUND OBJECTIVE
--------------

SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF ISSUERS IN COUNTRIES OTHER THAN THE UNITED STATES

---------
ADVISERS
---------
[GRAPHIC]

materials manufacturer St. Gobain, and Nordic pulp & paper giant Stora Enso. We added Canadian nickel leader Inco, Australian mining company WMC, and Korean iron and steel maker Pohang. Within the energy sector, the Portfolio benefited from both OPEC commitments to limit oil production and the acceleration of industrial consolidation by participating in the acquisition of French oil giant Elf Aquitaine by rival Total Fina.

In Japan, we purchased strong companies that are competitive on a global basis or are well-positioned to succeed in a weak economy at home. Following the purchase of electronic components leader Murata and computer giant Fujitsu in the first half, we added Kyoto-based semiconductor maker Rohm. We bought Internet bellwether Softbank. In Asia ex-Japan, we focused our holdings in technology, telecommunications and multimedia. Among the non-Asian emerging markets, we established positions in Turkey's financial services company Akbank and conglomerate Sabanci. We saw opportunity in South Africa given firming commodity prices and declining local interest rates. In Greece, we focused on telecommunications holdings.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 1999 AND INTO THE FIRST QUARTER OF 2000?

We believe foreign markets will continue to be sensitive to US interest rates, inflation and unemployment as well as demand, especially in technology. However, we believe that global economic growth with inflation under control will spur the world's equity markets higher in the coming year, especially in Europe. Europe appears to offer an edge in that GDP growth is accelerating, monetary conditions are favorable, and valuations remain relatively attractive. The fruits of economic and monetary union are becoming increasingly evident.

We believe that although the Japanese economy shows some signs of bottoming, it remains quite fragile and prone to recessionary pressures. The strong yen, dependence on deficit spending, and consumer nervousness contribute to our cautionary posture. Still, there are very good stocks to be found in Japan, especially global companies with competitive cost bases, domestic companies shielded from a weak economy, and technology-related shares benefiting from spending shifts toward information technology, personal computing, and the Internet.

Emerging markets stand to continue to benefit from the cyclical global recovery underway. We believe that interest rates in Asia ex-Japan have bottomed, and so equity returns in that region going forward will be more muted but still healthy, driven by strong earnings performance and restructuring. We are particularly optimistic on Taiwan, India, and, once the Daewoo crisis is sorted out, South Korea. In our view, Latin America has greater return potential next year if risk premiums and emerging market bond spreads can narrow. We expect this is likely to happen once the US bond market stabilizes. Brazil appears inexpensive, and emerging Europe should benefit from European Union recovery.

STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1999

                                                  LARGE-CAP       MID-CAP       AGGRESSIVE     FOCUSED GROWTH
                                                   GROWTH         GROWTH          GROWTH         AND INCOME
                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                 ------------------------------------------------------------
ASSETS:
Investment securities, at value*...............  $94,836,464   $ 89,890,404    $233,000,099     $78,053,120
Repurchase agreements (cost equals market).....    2,371,000     29,000,000      18,486,000       4,527,000
Short-term securities*.........................      800,000      4,229,021      15,200,000       5,100,000
Cash...........................................       70,930          3,049          59,447          65,380
Receivable for investments sold................      994,993        908,839       3,549,354         978,898
Receivable for shares of beneficial interest
 sold..........................................      458,612        393,910         705,883       1,111,326
Interest and dividends receivable..............       37,558         30,148          60,595          27,818
Receivable from investment adviser.............       19,244         39,850          59,885          51,968
Deferred organizational expenses...............        6,433         18,362          18,362           6,433
Prepaid expenses and other assets..............           92            339             505             105
                                                 -----------   ------------    ------------     -----------
  Total assets.................................   99,595,326    124,513,922     271,140,130      89,922,048
                                                 -----------   ------------    ------------     -----------
LIABILITIES:
Payable for investments purchased..............      639,350      1,149,463       3,230,755       5,096,680
Other accrued expenses.........................      322,109        233,443         288,840          92,386
Payable for shares of beneficial interest
 redeemed......................................       92,469         87,435         240,737          84,704
Investment advisory and management fees
 payable.......................................       77,768        100,429         212,364          63,232
Distribution and service maintenance fees
 payable.......................................       63,483         79,719         159,938          48,968
Written call options at value (proceeds $37,703
 on Aggressive Growth Portfolio)...............           --             --          75,763              --
                                                 -----------   ------------    ------------     -----------
  Total liabilities............................    1,195,179      1,650,489       4,208,397       5,385,970
                                                 -----------   ------------    ------------     -----------
    Net assets.................................  $98,400,147   $122,863,433    $266,931,733     $84,536,078
                                                 ===========   ============    ============     ===========
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion
 shares authorized)............................  $       545   $        685    $      1,035     $       498
Paid-in capital................................   74,652,122     89,674,043     163,289,709      69,853,831
                                                 -----------   ------------    ------------     -----------
                                                  74,652,667     89,674,728     163,290,744      69,854,329
Accumulated undistributed net investment
 loss..........................................       (2,363)        (5,903)        (19,200)         (1,762)
Accumulated undistributed net realized gain on
 investments, foreign currency, and other
 assets and liabilities........................    2,842,958     14,201,383      32,568,615       5,315,695
Net unrealized appreciation of investments.....   20,906,885     18,993,225      71,129,634       9,367,804
Net unrealized appreciation of foreign
 currency, and other assets and liabilities....           --             --              --              12
Net unrealized depreciation on written options
 contracts.....................................           --             --         (38,060)             --
                                                 -----------   ------------    ------------     -----------
    Net assets.................................  $98,400,147   $122,863,433    $266,931,733     $84,536,078
                                                 ===========   ============    ============     ===========
*Identified cost
Investment securities..........................  $73,929,579   $ 70,897,179    $161,870,465     $68,685,316
                                                 ===========   ============    ============     ===========
Short-term securities..........................  $   800,000   $  4,229,021    $ 15,200,000     $ 5,100,000
                                                 ===========   ============    ============     ===========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                   LARGE-CAP      MID-CAP      AGGRESSIVE     FOCUSED GROWTH
                                                    GROWTH        GROWTH         GROWTH         AND INCOME
                                                   PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                  ----------------------------------------------------------
CLASS A:
Net assets......................................  $28,050,043   $38,990,712   $100,467,975     $29,280,845
Shares outstanding..............................    1,538,779     2,145,717      3,845,641       1,710,287
Net asset value and redemption price per
 share..........................................  $     18.23   $     18.17   $      26.13     $     17.12
Maximum sales charge (5.75% of offering
 price).........................................         1.11          1.11           1.59            1.04
                                                  -----------   -----------   ------------     -----------
Maximum offering price to public................  $     19.34   $     19.28   $      27.72     $     18.16
                                                  ===========   ===========   ============     ===========
CLASS B:
Net assets......................................  $51,691,023   $70,476,599   $140,508,402     $39,635,931
Shares outstanding..............................    2,875,474     3,956,453      5,486,552       2,345,144
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge).........................  $     17.98   $     17.81   $      25.61     $     16.90
                                                  ===========   ===========   ============     ===========
CLASS II:
Net assets......................................  $18,659,081   $13,396,122   $ 25,330,968     $15,619,302
Shares outstanding..............................    1,038,447       751,217        989,494         925,037
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge)..................................  $     17.97   $     17.83   $      25.60     $     16.89
Maximum sales charge (1.00% of offering
 price).........................................         0.18          0.18           0.26            0.17
                                                  -----------   -----------   ------------     -----------
Maximum offering price to public................  $     18.15   $     18.01   $      25.86     $     17.06
                                                  ===========   ===========   ============     ===========
CLASS Z:
Net assets......................................           --            --   $    624,388              --
Shares outstanding..............................           --            --         23,670              --
Net asset value, offering and redemption price
 per share......................................           --            --   $      26.38              --
                                                  ===========   ===========   ============     ===========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                            LARGE-CAP                     SMALL-CAP    INTERNATIONAL
                                              VALUE          VALUE          VALUE         EQUITY           FOCUS
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                           -------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.........  $55,550,300   $159,632,531    $41,494,091    $84,004,588    $624,283,518
Repurchase agreements (cost equals
  market)................................    1,683,000      3,716,000      3,497,000      1,068,000      45,738,000
Short-term securities*...................      575,000      1,862,000             --        923,000      24,700,000
Cash.....................................        3,670          2,173          1,635          1,510          85,124
Foreign cash.............................           --             --             --      1,225,167              --
Receivable for investments sold..........      818,628      3,666,721        448,239        459,256      30,533,232
Receivable for shares of beneficial
  interest sold..........................      288,984         99,237        467,102      1,446,162      11,936,300
Interest and dividends receivable........       79,324        219,681         72,333        206,687         276,257
Receivable from investment adviser.......       10,292          4,393         10,481         30,594         192,337
Deferred organizational expenses.........        6,433         18,362          6,433         18,362          12,086
Prepaid expenses and other assets........           96            706          1,505          1,223             179
Foreign currency contracts...............           --             --             --        742,319              --
Unrealized appreciation of forward
  foreign currency contracts.............           --             --             --         34,769              --
                                           -----------   ------------    -----------    -----------    ------------
  Total assets...........................   59,015,727    169,221,804     45,998,819     90,161,637     737,757,033
                                           -----------   ------------    -----------    -----------    ------------
LIABILITIES:
Payable for investments purchased........      432,287      1,748,948        325,061        451,798      30,099,113
Other accrued expenses...................      112,302        234,445        149,245        298,066         255,139
Payable for shares of beneficial interest
  redeemed...............................       61,283        251,281         73,711        114,953       1,158,510
Investment advisory and management fees
  payable................................       47,656        137,956         38,188         79,564         463,256
Distribution and service maintenance fees
  payable................................       39,048        106,448         29,839         56,300         457,840
Foreign currency contracts...............           --             --             --        742,285              --
Unrealized depreciation of forward
  foreign currency contracts.............           --             --             --         13,147              --
                                           -----------   ------------    -----------    -----------    ------------
  Total liabilities......................      692,576      2,479,078        616,044      1,756,113      32,433,858
                                           -----------   ------------    -----------    -----------    ------------
    Net assets...........................  $58,323,151   $166,742,726    $45,382,775    $88,405,524    $705,323,175
                                           ===========   ============    ===========    ===========    ============
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion
  shares authorized).....................  $       419   $      1,003    $       391    $       628    $      3,694
Paid-in capital..........................   54,509,055    147,176,066     50,939,259     78,632,363     584,961,592
                                           -----------   ------------    -----------    -----------    ------------
                                            54,509,474    147,177,069     50,939,650     78,632,991     584,965,286
Accumulated undistributed net investment
  income (loss)..........................       (2,234)        32,289         (2,195)       (60,065)         (3,794)
Accumulated undistributed net realized
  gain (loss) on investments, foreign
  currency, and other assets and
  liabilities............................    1,011,641      6,623,103     (2,722,112)    (1,954,597)      2,621,119
Net unrealized appreciation
  (depreciation) of investments..........    2,804,270     12,910,265     (2,832,595)    11,779,555     117,740,564
Net unrealized appreciation of foreign
  currency, and other assets and
  liabilities............................           --             --             27          7,640              --
                                           -----------   ------------    -----------    -----------    ------------
    Net assets...........................  $58,323,151   $166,742,726    $45,382,775    $88,405,524    $705,323,175
                                           ===========   ============    ===========    ===========    ============
*Identified cost
Investment securities....................  $52,746,030   $146,722,266    $44,326,686    $72,225,033    $506,542,954
                                           ===========   ============    ===========    ===========    ============
Short-term securities....................  $   575,000   $  1,862,000             --    $   923,000    $ 24,700,000
                                           ===========   ============    ===========    ===========    ============

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                           LARGE-CAP                   SMALL-CAP    INTERNATIONAL
                                             VALUE         VALUE         VALUE         EQUITY           FOCUS
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                          -----------------------------------------------------------------------
CLASS A:
Net assets..............................  $15,996,203   $58,581,052   $15,473,271    $29,323,709    $169,733,685
Shares outstanding......................    1,138,533     3,482,688     1,322,315      2,055,964       8,825,047
Net asset value and redemption price per
  share.................................  $     14.05   $     16.82   $     11.70    $     14.26    $      19.23
Maximum sales charge (5.75% of offering
  price)................................         0.86          1.03          0.71           0.87            1.17
                                          -----------   -----------   -----------    -----------    ------------
Maximum offering price to public........  $     14.91   $     17.85   $     12.41    $     15.13    $      20.40
                                          ===========   ===========   ===========    ===========    ============
CLASS B:
Net assets..............................  $31,422,544   $95,111,535   $22,600,723    $47,341,531    $271,531,337
Shares outstanding......................    2,265,899     5,760,311     1,957,731      3,385,281      14,251,366
Net asset value, offering and redemption
  price per share (excluding any
  applicable contingent deferred sales
  charge)...............................  $     13.87   $     16.51   $     11.54    $     13.98    $      19.05
                                          ===========   ===========   ===========    ===========    ============
CLASS II:
Net assets..............................  $10,663,661   $12,976,420   $ 7,230,375    $11,708,616    $261,536,364
Shares outstanding......................      768,841       786,093       626,090        837,167      13,727,738
Net asset value and redemption price per
  share (excluding any applicable
  contingent deferred sales charge).....  $     13.87   $     16.51   $     11.55    $     13.99    $      19.05
Maximum sales charge (1.00% of offering
  price)................................         0.14          0.17          0.12           0.14            0.19
                                          -----------   -----------   -----------    -----------    ------------
Maximum offering price to public........  $     14.01   $     16.68   $     11.67    $     14.13    $      19.24
                                          ===========   ===========   ===========    ===========    ============
CLASS Z:
Net assets..............................  $   240,743   $    73,719   $    78,406    $    31,668    $  2,521,789
Shares outstanding......................       16,973         4,345         6,649          2,198         130,882
Net asset value, offering and redemption
  price per share.......................  $     14.18   $     16.97   $     11.79    $     14.41    $      19.27
                                          ===========   ===========   ===========    ===========    ============

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 1999

                                                    LARGE-CAP      MID-CAP     AGGRESSIVE    FOCUSED GROWTH
                                                     GROWTH        GROWTH        GROWTH        AND INCOME
                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   --------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest.......................................  $   172,807   $   257,849   $ 1,100,783    $   236,741
  Dividends*.....................................      453,124       365,833       527,747        347,980
                                                   -----------   -----------   -----------    -----------
    Total investment income......................      625,931       623,682     1,628,530        584,721
                                                   -----------   -----------   -----------    -----------
Expenses:
  Investment advisory and management fees........      785,225     1,172,218     2,151,676        450,966
  Distribution and service maintenance fees
    Class A......................................       77,434       132,141       289,200         52,419
    Class B......................................      421,059       680,834     1,142,751        237,408
    Class II.....................................      142,925       113,839       177,291         63,787
  Transfer agent fees and expenses
    Class A......................................       67,950        98,170       244,630         35,602
    Class B......................................      123,473       170,436       301,577         64,353
    Class II.....................................       42,205        32,093        49,142         19,247
    Class Z......................................           --            --        14,965             --
  Registration fees
    Class A......................................       36,165        13,686        11,777          8,072
    Class B......................................       68,979        27,949        15,596         24,479
    Class II.....................................       39,362        18,340        10,332         13,339
    Class Z......................................           --            --        10,417             --
  Custodian fees and expenses....................      137,092       203,828       328,501         83,331
  Audit and tax consulting fees..................       30,390        16,078        16,403         15,345
  Printing expense...............................       22,650        15,530         3,350          4,650
  Legal fees and expenses........................       15,100        13,815        18,125          9,300
  Amoritzation of organizational expenses........        2,190         8,979        11,836          2,190
  Trustees' fees and expenses....................        5,395         8,630         8,445          2,695
  Insurance expense..............................           51           256           383             --
  Miscellaneous expenses.........................        2,009           924         1,427          5,330
                                                   -----------   -----------   -----------    -----------
    Total expenses...............................    2,019,654     2,727,746     4,807,824      1,092,513
    Less: expenses waived/reimbursed by
      investment adviser.........................     (253,503)     (151,660)     (178,404)      (198,343)
    Less: custody credits earned on cash
      balances...................................       (2,714)       (1,105)       (6,527)        (3,279)
                                                   -----------   -----------   -----------    -----------
    Net expenses.................................    1,763,437     2,574,981     4,622,893        890,891
                                                   -----------   -----------   -----------    -----------
Net investment loss..............................   (1,137,506)   (1,951,299)   (2,994,363)      (306,170)
                                                   -----------   -----------   -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.................    4,070,851    16,802,129    42,805,808      5,923,715
Net realized loss on options.....................           --            --    (1,510,002)       (20,023)
Net realized gain (loss) on foreign currency and
  other assets and liabilities...................            2          (498)           --           (172)
Net change in unrealized
  appreciation/depreciation of investments.......   16,386,674    13,995,487    48,575,991      8,377,336
Net change in unrealized
  appreciation/depreciation on written options
  contracts......................................           --            --        (2,272)            --
Net change in unrealized
  appreciation/depreciation of foreign currency
  and other assets and liabilities...............           --            --            --             12
                                                   -----------   -----------   -----------    -----------
Net realized and unrealized gain on investments,
  foreign currency and other assets and
  liabilities....................................   20,457,527    30,797,118    89,869,525     14,280,868
                                                   -----------   -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:....................................  $19,320,021   $28,845,819   $86,875,162    $13,974,698
                                                   ===========   ===========   ===========    ===========
*Net of foreign withholding taxes on dividends
  of.............................................  $     4,006   $     1,117   $     5,147    $     2,711
                                                   ===========   ===========   ===========    ===========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 1999 -- (CONTINUED)

                                              LARGE-CAP                   SMALL-CAP    INTERNATIONAL
                                                VALUE         VALUE         VALUE         EQUITY           FOCUS
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                              ----------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest..................................  $  103,240   $   602,358   $   164,601    $   146,473    $  1,279,634
  Dividends*................................   1,067,344     3,490,112       858,131      1,374,589       1,460,076
                                              ----------   -----------   -----------    -----------    ------------
    Total investment income.................   1,170,584     4,092,470     1,022,732      1,521,062       2,739,710
                                              ----------   -----------   -----------    -----------    ------------
Expenses:
  Investment advisory and management fees...     555,008     1,856,050       471,172        945,209       3,073,664
  Distribution and service maintenance fees
    Class A.................................      51,738       229,141        54,357        100,842         334,465
    Class B.................................     319,565     1,057,857       246,745        474,505       1,443,431
    Class II................................      85,348       142,408        67,918         95,731       1,214,056
  Transfer agent fees and expenses
    Class A.................................      40,342       173,453        47,004         88,606         235,765
    Class B.................................      86,322       224,588        76,111        137,750         344,007
    Class II................................      25,340        34,788        21,661         31,081         279,435
    Class Z.................................      17,693        17,260        15,567         16,335           5,265
  Registration fees
    Class A.................................      11,718            --        11,551         12,529          43,345
    Class B.................................      22,831            --        19,841         24,168          50,829
    Class II................................       9,123        13,394         9,058          9,892          63,172
    Class Z.................................       9,026         8,261         9,352          7,815           1,170
  Custodian fees and expenses...............      95,782       277,820        84,975        324,442         337,296
  Audit and tax consulting fees.............      14,865        24,395        16,225         46,080          18,984
  Legal fees and expenses...................       9,300        13,940        15,100          8,900          32,432
  Printing expense..........................       6,180        30,375        23,460         18,995          43,412
  Amortization of organizational expenses...       5,047        11,836         5,047         11,836          58,593
  Trustees' fees and expenses...............       4,212        15,681         4,097          2,640          18,907
  Miscellaneous expenses....................       3,702         1,903        15,307            811           2,394
  Insurance expense.........................          55           540            58            106              99
                                              ----------   -----------   -----------    -----------    ------------
    Total expenses..........................   1,373,197     4,133,690     1,214,606      2,358,273       7,600,721
    Less: expenses waived/reimbursed by
      investment adviser....................    (123,376)      (88,974)     (171,076)      (243,582)       (628,081)
    Less: custody credits earned on cash
      balances..............................        (468)       (1,355)         (999)          (317)         (3,510)
                                              ----------   -----------   -----------    -----------    ------------
    Net expenses............................   1,249,353     4,043,361     1,042,531      2,114,374       6,969,130
                                              ----------   -----------   -----------    -----------    ------------
Net investment income (loss)................     (78,769)       49,109       (19,799)      (593,312)     (4,229,420)
                                              ----------   -----------   -----------    -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments**...   1,241,999    13,645,902    (1,426,602)     4,703,415      14,151,972
Net realized loss on options................                        --            --        (77,740)       (117,396)
Net realized gain (loss) on future
  contracts.................................          --         7,640            --       (395,185)             --
Net realized gain (loss) on foreign currency
  and other assets and liabilities..........           5            --            --       (794,038)             --
Net change in unrealized appreciation/
  depreciation of investments...............   3,995,010     7,458,536     4,526,089     10,213,074     111,104,979
Net change in unrealized appreciation/
  depreciation on future contracts..........          --            --            --        157,105              --
Net change in unrealized appreciation/
  depreciation of foreign currency and other
  assets and liabilities....................          --            70            27        369,570              --
                                              ----------   -----------   -----------    -----------    ------------
Net realized and unrealized gain on
  investments, foreign currency and other
  assets and liabilities....................   5,237,014    21,112,148     3,099,514     14,176,201     125,139,555
                                              ----------   -----------   -----------    -----------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:...............................  $5,158,245   $21,161,257   $ 3,079,715    $13,582,889    $120,910,135
                                              ==========   ===========   ===========    ===========    ============
*Net of foreign withholding taxes on
  dividends of..............................  $    9,640   $    14,334   $       570    $   172,073    $      6,775
                                              ==========   ===========   ===========    ===========    ============
**Net of foreign withholding taxes on
  capital gains of..........................  $       --   $        --   $        --    $    15,739    $         --
                                              ==========   ===========   ===========    ===========    ============

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS

                                                  LARGE-CAP GROWTH PORTFOLIO      MID-CAP GROWTH PORTFOLIO
                                                  ---------------------------   -----------------------------
                                                    FOR THE        FOR THE        FOR THE         FOR THE
                                                     YEAR           YEAR            YEAR            YEAR
                                                     ENDED          ENDED          ENDED           ENDED
                                                  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                     1999           1998            1999            1998
                                                  -----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss...........................  $(1,137,506)   $  (409,677)   $ (1,951,299)   $ (1,373,755)
  Net realized gain (loss) on investments.......    4,070,851     (1,043,328)     16,802,129       5,170,910
  Net realized gain (loss) on foreign currency
    and other assets and liabilities............            2             (2)           (498)              2
  Net change in unrealized appreciation/
    depreciation of investments.................   16,386,674      5,789,617      13,995,487      (1,798,554)
                                                  -----------    -----------    ------------    ------------
  Net increase in net assets resulting from
    operations..................................   19,320,021      4,336,610      28,845,819       1,998,603
                                                  -----------    -----------    ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)..........           --         (5,012)             --              --
  From net investment income (Class B)..........           --         (4,017)             --              --
  From net investment income (Class II).........           --           (983)             --              --
  From net realized gains on investments
    (Class A)...................................           --             --      (1,375,514)             --
  From net realized gains on investments
    (Class B)...................................           --             --      (2,566,792)             --
  From net realized gains on investments
    (Class II)..................................           --             --        (382,661)             --
                                                  -----------    -----------    ------------    ------------
Total dividends and distributions to
 shareholders...................................           --        (10,012)     (4,324,967)             --
                                                  -----------    -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 9).......   31,248,547     18,956,422      (1,809,150)     39,324,930
                                                  -----------    -----------    ------------    ------------

TOTAL INCREASE IN NET ASSETS....................   50,568,568     23,283,020      22,711,702      41,323,533

NET ASSETS:
Beginning of period.............................   47,831,579     24,548,559     100,151,731      58,828,198
                                                  -----------    -----------    ------------    ------------
End of period [including undistributed net
  investment loss for October 31, 1999 and
  October 31, 1998 of ($2,363), ($807),
  ($5,903), and ($2,748) respectively]..........  $98,400,147    $47,831,579    $122,863,433    $100,151,731
                                                  ===========    ===========    ============    ============

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                                  FOCUSED GROWTH AND INCOME
                                                   AGGRESSIVE GROWTH PORTFOLIO            PORTFOLIO
                                                  -----------------------------   -------------------------
                                                    FOR THE         FOR THE         FOR THE       FOR THE
                                                      YEAR            YEAR           YEAR          YEAR
                                                     ENDED           ENDED           ENDED         ENDED
                                                  OCTOBER 31,     OCTOBER 31,     OCTOBER 31,   OCTOBER 31,
                                                      1999            1998           1999          1998
                                                  ---------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss...........................  $ (2,994,363)   $ (1,671,812)   $  (306,170)  $   (27,267)
  Net realized gain (loss) on investments.......    42,805,808      (5,797,473)     5,923,715       158,012
  Net realized gain (loss) on options...........    (1,510,002)        143,423        (20,023)           --
  Net realized gain (loss) on foreign currency
    and other assets and liabilities............            --              --           (172)            8
  Net change in unrealized appreciation/
    depreciation of investments.................    48,575,991       8,948,305      8,377,336     2,032,468
  Net change in unrealized appreciation/
    depreciation of foreign currency and other
    assets and liabilities......................            --              --             12            --
  Net change in unrealized appreciation/
    depreciation on written option contracts....        (2,272)        (35,788)            --            --
                                                  ------------    ------------    -----------   -----------
  Net increase in net assets resulting from
    operations..................................    86,875,162       1,586,655     13,974,698     2,163,221
                                                  ------------    ------------    -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)..........            --              --             --       (12,655)
  From net investment income (Class B)..........            --              --             --       (10,889)
  From net investment income (Class II).........            --              --             --        (1,447)
  From net realized gains on investments
    (Class A)...................................            --        (291,095)      (130,146)           --
  From net realized gains on investments
    (Class B)...................................            --        (365,194)      (234,029)           --
  From net realized gains on investments
    (Class II)..................................            --         (45,708)       (35,835)           --
                                                  ------------    ------------    -----------   -----------
Total dividends and distributions to
 shareholders...................................            --        (701,997)      (400,010)      (24,991)
                                                  ------------    ------------    -----------   -----------

NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 9)............    38,219,588      47,881,964     42,515,184     1,630,996
                                                  ------------    ------------    -----------   -----------

TOTAL INCREASE IN NET ASSETS....................   125,094,750      48,766,622     56,089,872     3,769,226

NET ASSETS:
Beginning of period.............................   141,836,983      93,070,361     28,446,206    24,676,980
                                                  ------------    ------------    -----------   -----------
End of period [including undistributed net
  investment loss for October 31, 1999 and
  October 31, 1998 of ($19,200), ($3,914),
  ($1,762), and ($840) respectively]............  $266,931,733    $141,836,983    $84,536,078   $28,446,206
                                                  ============    ============    ===========   ===========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                  LARGE-CAP VALUE PORTFOLIO          VALUE PORTFOLIO
                                                  -------------------------   -----------------------------
                                                    FOR THE       FOR THE       FOR THE         FOR THE
                                                     YEAR          YEAR           YEAR            YEAR
                                                     ENDED         ENDED         ENDED           ENDED
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                                     1999          1998           1999            1998
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..................  $   (78,769)  $   (42,190)  $     49,109    $   (804,668)
  Net realized gain (loss) on investments.......    1,241,999       151,733     13,645,902      (7,005,287)
  Net realized gain on future contracts.........           --            --          7,640              --
  Net realized gain (loss) on foreign currency
    and other assets and liabilities............            5             5             --            (473)
  Net change in unrealized appreciation/
    depreciation of investments.................    3,995,010       145,056      7,458,536      (5,278,392)
  Net change in unrealized appreciation/
    depreciation of foreign currency and other
    assets and liabilities......................           --            --             70               1
                                                  -----------   -----------   ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations...................    5,158,245       254,604     21,161,257     (13,088,819)
                                                  -----------   -----------   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)..........           --        (8,099)            --              --
  From net investment income (Class B)..........           --       (10,027)            --              --
  From net investment income (Class II).........           --        (1,868)            --              --
  From net investment income (Class Z)..........           --          (197)            --              --
  From net realized gains on investments
    (Class A)...................................      (80,398)           --             --      (1,938,244)
  From net realized gains on investments
    (Class B)...................................     (180,925)           --             --      (3,147,503)
  From net realized gains on investments
    (Class II)..................................      (37,456)           --             --        (364,243)
  From net realized gains on investments
    (Class Z)...................................       (1,202)           --             --              --
                                                  -----------   -----------   ------------    ------------
Total dividends and distributions to
 shareholders...................................     (299,981)      (20,191)            --      (5,449,990)
                                                  -----------   -----------   ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 9).......    6,363,980    22,129,144    (51,925,266)     80,750,098
                                                  -----------   -----------   ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.........   11,222,244    22,363,557    (30,764,009)     62,211,289

NET ASSETS:
Beginning of period.............................   47,100,907    24,737,350    197,506,735     135,295,446
                                                  -----------   -----------   ------------    ------------
End of period [including undistributed net
  investment income (loss) for October 31, 1999
  and October 31, 1998 of ($2,234), ($780),
  $32,289, and ($5,561) respectively]...........  $58,323,151   $47,100,907   $166,742,726    $197,506,735
                                                  ===========   ===========   ============    ============

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                          INTERNATIONAL EQUITY
                                            SMALL-CAP VALUE PORTFOLIO           PORTFOLIO                  FOCUS PORTFOLIO
                                            -------------------------   -------------------------   -----------------------------
                                                                                                                      FOR THE
                                                                                                                       PERIOD
                                              FOR THE       FOR THE       FOR THE       FOR THE       FOR THE         JUNE 8,
                                               YEAR          YEAR          YEAR          YEAR           YEAR           1998*
                                               ENDED         ENDED         ENDED         ENDED         ENDED          THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                               1999          1998          1999          1998           1999            1998
                                            -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.....................  $   (19,799)  $   (47,296)  $  (593,312)  $  (387,307)  $ (4,229,420)   $   (199,494)
  Net realized gain (loss) on
    investments...........................   (1,426,602)   (1,440,075)    4,703,415    (5,240,326)    14,151,972      (8,194,979)
  Net realized loss on options............           --            --       (77,740)     (251,838)      (117,396)             --
  Net realized loss on future contracts...           --            --      (395,185)      (27,788)            --              --
  Net realized gain (loss) on foreign
    currency and other assets and
    liabilities...........................           --            --      (794,038)      459,966             --              --
  Net change in unrealized appreciation/
    depreciation of investments...........    4,526,089    (6,590,682)   10,213,074     4,506,398    111,104,979       6,635,585
  Net change in unrealized appreciation/
    depreciation on future contracts......           --            --       157,105      (157,105)            --              --
  Net change in unrealized appreciation/
    depreciation of foreign currency and
    other assets and liabilities..........           27            --       369,570      (454,809)            --              --
                                            -----------   -----------   -----------   -----------   ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations.............    3,079,715    (8,078,053)   13,582,889    (1,552,809)   120,910,135      (1,758,888)
                                            -----------   -----------   -----------   -----------   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income (Class A)....           --       (16,218)           --            --             --              --
  From net investment income (Class B)....           --       (19,460)           --            --             --              --
  From net investment income
    (Class II)............................           --        (4,296)           --            --             --              --
  From net investment income (Class Z)....           --          (183)           --            --             --              --
  From net realized gains on investments
    (Class A).............................           --            --      (106,783)     (431,326)            --              --
  From net realized gains on investments
    (Class B).............................           --            --      (193,653)     (773,323)            --              --
  From net realized gains on investments
    (Class II)............................           --            --       (33,985)      (80,350)            --              --
  From net realized gains on investments
    (Class Z).............................           --            --          (586)           --             --              --
                                            -----------   -----------   -----------   -----------   ------------    ------------
Total dividends and distributions to
 shareholders.............................           --       (40,157)     (335,007)   (1,284,999)            --              --
                                            -----------   -----------   -----------   -----------   ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 9).................................   (4,812,242)   30,250,351    (9,204,051)   15,719,105    473,439,111     112,732,817
                                            -----------   -----------   -----------   -----------   ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS...   (1,732,527)   22,132,141     4,043,831    12,881,297    594,349,246     110,973,929

NET ASSETS:
Beginning of period.......................   47,115,302    24,983,161    84,361,693    71,480,396    110,973,929              --
                                            -----------   -----------   -----------   -----------   ------------    ------------
End of period [including undistributed net
  investment income (loss) for October 31,
  1999 and October 31, 1998 of ($2,195),
  ($801), ($60,065), $265,285, ($3,794),
  and $-- respectively]...................  $45,382,775   $47,115,302   $88,405,524   $84,361,693   $705,323,175    $110,973,929
                                            ===========   ===========   ===========   ===========   ============    ============

--------------------
*   Commencement of Operations

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS

                                                                     NET                                 DIVIDENDS
                                                                 GAIN (LOSS)            TOTAL              FROM            DISTRI-
                              NET ASSET           NET             ON INVEST-             FROM               NET            BUTIONS
                               VALUE,           INVEST-          MENTS (BOTH           INVEST-            INVEST-            FROM
       PERIOD                 BEGINNING           MENT           REALIZED AND            MENT              MENT            CAPITAL
        ENDED                 OF PERIOD         LOSS(1)          UNREALIZED)          OPERATIONS          INCOME            GAINS
---------------------         ---------         --------         ------------         ----------         ---------         --------
LARGE-CAP GROWTH PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97....          $12.50            $   --              $(0.71)            $(0.71)           $   --            $   --
10/31/98.............           11.79             (0.11)               2.05               1.94             (0.01)               --
10/31/99.............           13.72             (0.16)               4.67               4.51                --                --
                                                              CLASS B
10/15/97-10/31/97....           12.50                --               (0.71)             (0.71)               --                --
10/31/98.............           11.79             (0.21)               2.04               1.83                --                --
10/31/99.............           13.62             (0.27)               4.63               4.36                --                --
                                                             CLASS II
10/15/97-10/31/97....           12.50                --               (0.72)             (0.72)               --                --
10/31/98.............           11.78             (0.20)               2.04               1.84                --                --
10/31/99.............           13.62             (0.27)               4.62               4.35                --                --
-----------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97....          $12.50            $(0.16)             $ 1.37             $ 1.21            $   --            $   --
10/31/98.............           13.71             (0.18)               1.07               0.89                --                --
10/31/99.............           14.60             (0.21)               4.42               4.21                --             (0.64)
                                                              CLASS B
11/19/96-10/31/97....           12.50             (0.25)               1.38               1.13                --                --
10/31/98.............           13.63             (0.27)               1.06               0.79                --                --
10/31/99.............           14.42             (0.31)               4.34               4.03                --             (0.64)
                                                             CLASS II
3/06/97-10/31/97.....           11.93             (0.18)               1.89               1.71                --                --
10/31/98.............           13.64             (0.27)               1.06               0.79                --                --
10/31/99.............           14.43             (0.32)               4.36               4.04                --             (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97....          $12.50            $(0.11)             $ 3.51             $ 3.40            $   --            $   --
10/31/98.............           15.90             (0.16)               0.87               0.71                --             (0.11)
10/31/99.............           16.50             (0.23)               9.86               9.63                --                --
                                                              CLASS B
11/19/96-10/31/97....           12.50             (0.24)               3.54               3.30                --                --
10/31/98.............           15.80             (0.27)               0.87               0.60                --             (0.11)
10/31/99.............           16.29             (0.37)               9.69               9.32                --                --
                                                             CLASS II
3/06/97-10/31/97.....           13.38             (0.17)               2.59               2.42                --                --
10/31/98.............           15.80             (0.27)               0.88               0.61                --             (0.11)
10/31/99.............           16.30             (0.37)               9.67               9.30                --                --
                                                              CLASS Z
4/03/98-10/31/98.....           18.30             (0.03)              (1.70)             (1.73)               --                --
10/31/99.............           16.57             (0.10)               9.91               9.81                --                --


                                          NET                                                                    RATIO OF
                                         ASSET                       NET ASSETS           RATIO OF              INVESTMENT
                        TOTAL            VALUE,                        END OF             EXPENSES            INCOME (LOSS)
       PERIOD          DISTRI-           END OF            TOTAL       PERIOD            TO AVERAGE           TO AVERAGE NET
        ENDED          BUTIONS           PERIOD          RETURN(2)    (000'S)           NET ASSETS(4)           ASSETS(4)
---------------------  --------         --------         ---------   ----------         -------------         --------------
LARGE-CAP GROWTH PORT
                                                                      CLASS A
10/15/97-10/31/97....   $   --           $11.79            (5.68)%    $ 23,609               1.78%(3)                0.34 %(3)
10/31/98.............    (0.01)           13.72            16.42        14,390               1.78                   (0.90)
10/31/99.............       --            18.23            32.87        28,050               1.78                   (0.98)
                                                                      CLASS B
10/15/97-10/31/97....       --            11.79            (5.68)          773               2.43(3)                (0.84)(3)
10/31/98.............       --            13.62            15.54        26,125               2.43                   (1.54)
10/31/99.............       --            17.98            32.01        51,691               2.43                   (1.63)
                                                                     CLASS II
10/15/97-10/31/97....       --            11.78            (5.76)          166               2.43(3)                (0.42)(3)
10/31/98.............       --            13.62            15.64         7,317               2.43                   (1.54)
10/31/99.............       --            17.97            31.94        18,659               2.43                   (1.63)
---------------------
MID-CAP GROWTH PORTFO
                                                                      CLASS A
11/19/96-10/31/97....   $   --           $13.71             9.68%     $ 18,404               1.85%(3)               (1.19)%(3)
10/31/98.............       --            14.60             6.49        32,115               1.78                   (1.19)
10/31/99.............    (0.64)           18.17            29.83        38,991               1.76                   (1.22)
                                                                      CLASS B
11/19/96-10/31/97....       --            13.63             9.04        35,739               2.47(3)                (1.92)(3)
10/31/98.............       --            14.42             5.80        58,555               2.43                   (1.84)
10/31/99.............    (0.64)           17.81            28.92        70,477               2.40                   (1.87)
                                                                     CLASS II
3/06/97-10/31/97.....       --            13.64            14.33         4,685               2.45(3)                (1.97)(3)
10/31/98.............       --            14.43             5.79         9,482               2.43                   (1.84)
10/31/99.............    (0.64)           17.83            28.97        13,396               2.43                   (1.89)
---------------------
AGGRESSIVE GROWTH POR
                                                                      CLASS A
11/19/96-10/31/97....   $   --           $15.90            27.20 %    $ 38,537               1.84%(3)               (0.77)%(3)
10/31/98.............    (0.11)           16.50             4.55        55,925               1.78                   (0.95)
10/31/99.............       --            26.13            58.36       100,468               1.76                   (1.00)
                                                                      CLASS B
11/19/96-10/31/97....       --            15.80            26.40        48,594               2.47(3)                (1.58)(3)
10/31/98.............    (0.11)           16.29             3.87        74,998               2.43                   (1.60)
10/31/99.............       --            25.61            57.21       140,508               2.39                   (1.64)
                                                                     CLASS II
3/06/97-10/31/97.....       --            15.80            18.09         5,939               2.45(3)                (1.68)(3)
10/31/98.............    (0.11)           16.30             3.94        10,568               2.43                   (1.60)
10/31/99.............       --            25.60            57.06        25,331               2.41                   (1.65)
                                                                      CLASS Z
4/03/98-10/31/98.....       --            16.57            (9.45)          346               1.21(3)                (0.36)(3)
10/31/99.............       --            26.38            59.20           624               1.21                   (0.45)


       PERIOD          PORTFOLIO
        ENDED          TURNOVER
---------------------  ---------
LARGE-CAP GROWTH PORT

10/15/97-10/31/97....       1%
10/31/98.............      30
10/31/99.............      66

10/15/97-10/31/97....       1
10/31/98.............      30
10/31/99.............      66

10/15/97-10/31/97....       1
10/31/98.............      30
10/31/99.............      66
---------------------
MID-CAP GROWTH PORTFO

11/19/96-10/31/97....      97%
10/31/98.............     135
10/31/99.............     112

11/19/96-10/31/97....      97
10/31/98.............     135
10/31/99.............     112

3/06/97-10/31/97.....      97
10/31/98.............     135
10/31/99.............     112
---------------------
AGGRESSIVE GROWTH POR

11/19/96-10/31/97....     150%
10/31/98.............     142
10/31/99.............     126

11/19/96-10/31/97....     150
10/31/98.............     142
10/31/99.............     126

3/06/97-10/31/97.....     150
10/31/98.............     142
10/31/99.............     126

4/03/98-10/31/98.....     142
10/31/99.............     126

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                             10/31/97   10/31/98   10/31/99                                        10/31/97   10/31/98   10/31/99
                             --------   --------   --------                                        --------   --------   --------
Large-Cap Growth A.........    0.59%      0.72%      0.31%        Mid-Cap Growth II..............    0.96%      0.39%      0.24%
Large-Cap Growth B.........    1.53%      0.80%      0.30%        Aggressive Growth A............    0.26%      0.27%      0.08%
Large-Cap Growth II........    3.29%      1.42%      0.41%        Aggressive Growth B............    0.32%      0.28%      0.06%
Mid-Cap Growth A...........    0.34%      0.30%      0.12%        Aggressive Growth II...........    0.73%      0.44%      0.10%
Mid-Cap Growth B...........    0.42%      0.33%      0.12%        Aggressive Growth Z............      --       7.62%      4.71%

(5) The expense ratio reflects the effect of a gross up of custody expense credits

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                      NET                                 DIVIDENDS
                                                   NET            GAIN (LOSS)            TOTAL              FROM
                              NET ASSET          INVEST-           ON INVEST-             FROM               NET
                               VALUE,             MENT            MENTS (BOTH           INVEST-            INVEST-
       PERIOD                 BEGINNING          INCOME           REALIZED AND            MENT              MENT
        ENDED                 OF PERIOD         (LOSS)(1)         UNREALIZED)          OPERATIONS          INCOME
---------------------         ---------         ---------         ------------         ----------         ---------
FOCUSED GROWTH AND INCOME
                                                      CLASS A
10/15/97-10/31/97....          $12.50            $(0.01)              $(0.53)            $(0.52)           $   --
10/31/98.............           11.98              0.03                 1.04               1.07             (0.01)
10/31/99.............           13.04             (0.04)                4.30               4.26                --
                                                      CLASS B
10/15/97-10/31/97....           12.50                --                (0.54)             (0.54)               --
10/31/98.............           11.96             (0.07)                1.08               1.01             (0.01)
10/31/99.............           12.96             (0.13)                4.25               4.12                --
                                                     CLASS II
10/15/97-10/31/97....           12.50                --                (0.53)             (0.53)               --
10/31/98.............           11.97             (0.07)                1.06               0.99             (0.01)
10/31/99.............           12.95             (0.14)                4.26               4.12                --
-------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE PORTFOLIO
                                                      CLASS A
10/15/97-10/31/97....          $12.50            $ 0.01               $(0.65)            $(0.64)           $   --
10/31/98.............           11.86              0.03                 0.71               0.74             (0.01)
10/31/99.............           12.59              0.05                 1.49               1.54                --
                                                      CLASS B
10/15/97-10/31/97....           12.50                --                (0.64)             (0.64)               --
10/31/98.............           11.86             (0.04)                0.69               0.65                --
10/31/99.............           12.51             (0.05)                1.49               1.44                --
                                                     CLASS II
10/15/97-10/31/97....           12.50                --                (0.64)             (0.64)               --
10/31/98.............           11.86             (0.04)                0.69               0.65                --
10/31/99.............           12.51             (0.04)                1.48               1.44                --
                                                      CLASS Z
4/16/98-10/31/98.....           13.86              0.06                (1.27)             (1.21)            (0.01)
10/31/99.............           12.64              0.13                 1.49               1.62                --


                       DISTRI-                             NET
                       BUTIONS                            ASSET                       NET ASSETS           RATIO OF
                         FROM            TOTAL            VALUE,                        END OF             EXPENSES
       PERIOD          CAPITAL          DISTRI-           END OF            TOTAL       PERIOD            TO AVERAGE
        ENDED           GAINS           BUTIONS           PERIOD          RETURN(2)    (000'S)           NET ASSETS(4)
---------------------  --------         --------         --------         ---------   ----------         -------------
FOCUSED GROWTH AND IN
                                                                   CLASS A
10/15/97-10/31/97....   $   --           $   --           $11.98            (4.16)%    $ 23,593               1.78%(3)
10/31/98.............       --            (0.01)           13.04             8.95         9,799               1.78
10/31/99.............    (0.18)           (0.18)           17.12            33.10        29,281               1.54
                                                                   CLASS B
10/15/97-10/31/97....       --               --            11.96            (4.32)          941               2.43(3)
10/31/98.............       --            (0.01)           12.96             8.43        16,157               2.43
10/31/99.............    (0.18)           (0.18)           16.90            32.21        39,636               2.20
                                                                  CLASS II
10/15/97-10/31/97....       --               --            11.97            (4.24)          143               2.43(3)
10/31/98.............       --            (0.01)           12.95             8.26         2,490               2.43
10/31/99.............    (0.18)           (0.18)           16.89            32.24        15,619               2.16
---------------------
LARGE-CAP VALUE PORTF
                                                                   CLASS A
10/15/97-10/31/97....   $   --           $   --            11.86            (5.12)%    $ 23,240               1.78%(3)
10/31/98.............       --            (0.01)           12.59             6.22        12,921               1.78
10/31/99.............    (0.08)           (0.08)           14.05            12.28        15,996               1.78
                                                                   CLASS B
10/15/97-10/31/97....       --               --            11.86            (5.12)        1,325               2.43(3)
10/31/98.............       --               --            12.51             5.52        28,149               2.43
10/31/99.............    (0.08)           (0.08)           13.87            11.55        31,422               2.43
                                                                  CLASS II
10/15/97-10/31/97....       --               --            11.86            (5.12)          172               2.43(3)
10/31/98.............       --               --            12.51             5.52         5,823               2.43
10/31/99.............    (0.08)           (0.08)           13.87            11.55        10,664               2.43
                                                                   CLASS Z
4/16/98-10/31/98.....       --            (0.01)           12.64            (8.72)          207               1.21(3)
10/31/99.............    (0.08)           (0.08)           14.18            12.87           241               1.21


                          RATIO OF
                         INVESTMENT
                       INCOME (LOSS)
       PERIOD          TO AVERAGE NET         PORTFOLIO
        ENDED            ASSETS(4)            TURNOVER
---------------------  --------------         ---------
FOCUSED GROWTH AND IN

10/15/97-10/31/97....         1.35 %(3)            2%
10/31/98.............         0.22                98
10/31/99.............        (0.26)              165

10/15/97-10/31/97....         0.29(3)              2
10/31/98.............        (0.52)               98
10/31/99.............        (0.87)              165

10/15/97-10/31/97....         0.54(3)              2
10/31/98.............        (0.53)               98
10/31/99.............        (0.97)              165
---------------------
LARGE-CAP VALUE PORTF

10/15/97-10/31/97....         1.07 %(3)           --%
10/31/98.............         0.22                37
10/31/99.............         0.34                42

10/15/97-10/31/97....         0.22(3)             --
10/31/98.............        (0.34)               37
10/31/99.............        (0.33)               42

10/15/97-10/31/97....         0.53(3)             --
10/31/98.............        (0.31)               37
10/31/99.............        (0.28)               42

4/16/98-10/31/98.....         0.97(3)             37
10/31/99.............         0.89                42

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                             10/31/97   10/31/98   10/31/99                                        10/31/97   10/31/98   10/31/99
                             --------   --------   --------                                        --------   --------   --------
Focused Growth and Income      0.58%      0.62%      0.37%        Large-Cap Value B..............    1.16%      0.61%      0.16%
  A........................
Focused Growth and Income      1.26%      0.67%      0.44%        Large-Cap Value II.............    3.22%      1.14%      0.22%
  B........................
Focused Growth and Income      3.12%      2.11%      0.60%        Large-Cap Value Z..............      --      11.77%     11.86%
  II.......................
Large-Cap Value A..........    0.58%      0.67%      0.17%

(5) The expense ratio reflects the effect of a gross up of custody expense credits

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                                      NET                                 DIVIDENDS
                                                   NET            GAIN (LOSS)            TOTAL              FROM
                              NET ASSET          INVEST-           ON INVEST-             FROM               NET
                               VALUE,             MENT            MENTS (BOTH           INVEST-            INVEST-
       PERIOD                 BEGINNING          INCOME           REALIZED AND            MENT              MENT
        ENDED                 OF PERIOD         (LOSS)(1)         UNREALIZED)          OPERATIONS          INCOME
---------------------         ---------         ---------         ------------         ----------         ---------
VALUE PORTFOLIO
                                                      CLASS A
11/19/96-10/31/97....          $ 12.50           $   --               $ 3.59             $ 3.59            $   --
10/31/98.............            16.09               --                (0.51)             (0.51)               --
10/31/99.............            14.99             0.07                 1.76               1.83                --
                                                      CLASS B
11/19/96-10/31/97....            12.50            (0.11)                3.61               3.50                --
10/31/98.............            16.00            (0.10)               (0.50)             (0.60)               --
10/31/99.............            14.81            (0.03)                1.73               1.70                --
                                                     CLASS II
3/06/97-10/31/97.....            13.56            (0.08)                2.52               2.44                --
10/31/98.............            16.00            (0.11)               (0.49)             (0.60)               --
10/31/99.............            14.81            (0.03)                1.73               1.70                --
                                                      CLASS Z
4/03/98-10/31/98.....            17.62             0.05                (2.63)             (2.58)               --
10/31/99.............            15.04             0.17                 1.76               1.93                --
-------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                      CLASS A
10/15/97-10/31/97....          $ 12.50           $ 0.01               $(0.37)            $(0.36)           $   --
10/31/98.............            12.14             0.05                (1.36)             (1.31)            (0.01)
10/31/99.............            10.82             0.05                 0.83               0.88                --
                                                      CLASS B
10/15/97-10/31/97....            12.50             0.01                (0.38)             (0.37)               --
10/31/98.............            12.13            (0.05)               (1.33)             (1.38)            (0.01)
10/31/99.............            10.74            (0.03)                0.83               0.80                --
                                                     CLASS II
10/15/97-10/31/97....            12.50             0.01                (0.37)             (0.36)               --
10/31/98.............            12.14            (0.06)               (1.33)             (1.39)            (0.01)
10/31/99.............            10.74            (0.03)                0.84               0.81                --
                                                      CLASS Z
4/03/98-10/31/98.....            13.63             0.04                (2.80)             (2.76)            (0.02)
10/31/99.............            10.85             0.11                 0.83               0.94                --


                       DISTRI-                             NET
                       BUTIONS                            ASSET                       NET ASSETS           RATIO OF
                         FROM            TOTAL            VALUE,                        END OF             EXPENSES
       PERIOD          CAPITAL          DISTRI-           END OF            TOTAL       PERIOD            TO AVERAGE
        ENDED           GAINS           BUTIONS           PERIOD          RETURN(2)    (000'S)           NET ASSETS(4)
---------------------  --------         --------         --------         ---------   ----------         -------------
VALUE PORTFOLIO
                                                                   CLASS A
11/19/96-10/31/97....   $   --           $   --           $16.09            28.72 %    $ 48,377               1.84%(3)
10/31/98.............    (0.59)           (0.59)           14.99            (3.32)       71,116               1.78
10/31/99.............       --               --            16.82            12.21        58,581               1.77
                                                                   CLASS B
11/19/96-10/31/97....       --               --            16.00            28.00        77,534               2.46(3)
10/31/98.............    (0.59)           (0.59)           14.81            (3.92)      111,030               2.43
10/31/99.............       --               --            16.51            11.48        95,112               2.40
                                                                  CLASS II
3/06/97-10/31/97.....       --               --            16.00            17.99         9,384               2.45(3)
10/31/98.............    (0.59)           (0.59)           14.81            (3.92)       15,260               2.43
10/31/99.............       --               --            16.51            11.48        12,976               2.42
                                                                   CLASS Z
4/03/98-10/31/98.....       --               --            15.04           (14.64)          101               1.21(3)
10/31/99.............       --               --            16.97            12.83            74               1.21
---------------------
SMALL-CAP VALUE PORTF
                                                                   CLASS A
10/15/97-10/31/97....   $   --           $   --           $12.14            (2.88)%    $ 21,346               1.78%(3)
10/31/98.............       --            (0.01)           10.82           (10.79)       15,051               1.78
10/31/99.............       --               --            11.70             8.13        15,473               1.78
                                                                   CLASS B
10/15/97-10/31/97....       --               --            12.13            (2.96)        3,112               2.43(3)
10/31/98.............       --            (0.01)           10.74           (11.40)       25,954               2.43
10/31/99.............       --               --            11.54             7.45        22,601               2.43
                                                                  CLASS II
10/15/97-10/31/97....       --               --            12.14            (2.88)          525               2.43(3)
10/31/98.............       --            (0.01)           10.74           (11.47)        5,968               2.43
10/31/99.............       --               --            11.55             7.54         7,230               2.43
                                                                   CLASS Z
4/03/98-10/31/98.....       --            (0.02)           10.85           (20.30)          142               1.21(3)
10/31/99.............       --               --            11.79             8.66            78               1.21


                          RATIO OF
                         INVESTMENT
                       INCOME (LOSS)
       PERIOD          TO AVERAGE NET         PORTFOLIO
        ENDED            ASSETS(4)            TURNOVER
---------------------  --------------         ---------
VALUE PORTFOLIO

11/19/96-10/31/97....           -- %(3)           48%
10/31/98.............        (0.01)               69
10/31/99.............         0.43               118

11/19/96-10/31/97....        (0.74)(3)            48
10/31/98.............        (0.66)               69
10/31/99.............        (0.19)              118

3/06/97-10/31/97.....        (0.78)(3)            48
10/31/98.............        (0.66)               69
10/31/99.............        (0.21)              118

4/03/98-10/31/98.....         0.62(3)             69
10/31/99.............         0.98               118
---------------------
SMALL-CAP VALUE PORTF

10/15/97-10/31/97....         2.57%(3)            --%
10/31/98.............         0.42                50
10/31/99.............         0.39               102

10/15/97-10/31/97....         1.75(3)             --
10/31/98.............        (0.44)               50
10/31/99.............        (0.26)              102

10/15/97-10/31/97....         1.75(3)             --
10/31/98.............        (0.48)               50
10/31/99.............        (0.26)              102

4/03/98-10/31/98.....         0.70(3)             50
10/31/99.............         0.96               102

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                          10/31/97   10/31/98   10/31/99                                      10/31/97   10/31/98   10/31/99
                          --------   --------   --------                                      --------   --------   --------
Value A.................    0.28%      0.17%       0.04%            Small-Cap Value A.......    0.57%      0.66%      0.29%
Value B.................    0.34%      0.19%       0.02%            Small-Cap Value B.......    0.74%      0.62%      0.31%
Value II................    0.63%      0.21%       0.13%            Small-Cap Value II......    1.42%      1.05%      0.36%
Value Z.................      --      28.83%      23.27%            Small-Cap Value Z.......      --      20.37%     20.90%

(5) The expense ratio reflects a gross up of custody expense credits

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                      NET                                 DIVIDENDS
                                                   NET            GAIN (LOSS)            TOTAL              FROM
                              NET ASSET          INVEST-           ON INVEST-             FROM               NET
                               VALUE,             MENT            MENTS (BOTH           INVEST-            INVEST-
       PERIOD                 BEGINNING          INCOME           REALIZED AND            MENT              MENT
        ENDED                 OF PERIOD         (LOSS)(1)         UNREALIZED)          OPERATIONS          INCOME
---------------------         ---------         ---------         ------------         ----------         ---------
INTERNATIONAL EQUITY PORTFOLIO
                                                      CLASS A
11/19/96-10/31/97....          $ 12.50           $ 0.01               $(0.05)            $(0.04)           $   --
10/31/98.............            12.46            (0.01)               (0.01)             (0.02)               --
10/31/99.............            12.22            (0.03)                2.12               2.09                --
                                                      CLASS B
11/19/96-10/31/97....            12.50            (0.09)               (0.03)             (0.12)               --
10/31/98.............            12.38            (0.09)                  --              (0.09)               --
10/31/99.............            12.07            (0.12)                2.08               1.96                --
                                                     CLASS II
3/06/97-10/31/97.....            12.60            (0.07)               (0.15)             (0.22)               --
10/31/98.............            12.38            (0.09)                  --              (0.09)               --
10/31/99.............            12.07            (0.13)                2.10               1.97                --
                                                      CLASS Z
4/06/98-10/31/98.....            13.87             0.03                (1.63)             (1.60)               --
10/31/99.............            12.27             0.03                 2.16               2.19                --
-------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO
                                                      CLASS A
6/08/98-10/31/98.....          $ 12.50           $(0.01)              $ 0.11             $ 0.10            $   --
10/31/99.............            12.60            (0.12)                6.75               6.63                --
                                                      CLASS B
6/08/98-10/31/98.....            12.50            (0.04)                0.10               0.06                --
10/31/99.............            12.56            (0.23)                6.72               6.49                --
                                                     CLASS II
6/08/98-10/31/98.....            12.50            (0.04)                0.10               0.06                --
10/31/99.............            12.56            (0.23)                6.72               6.49                --
                                                      CLASS Z
7/07/99-10/31/99.....            18.18               --                 1.09               1.09                --


                       DISTRI-                             NET
                       BUTIONS                            ASSET                       NET ASSETS           RATIO OF
                         FROM            TOTAL            VALUE,                        END OF             EXPENSES
       PERIOD          CAPITAL          DISTRI-           END OF            TOTAL       PERIOD            TO AVERAGE
        ENDED           GAINS           BUTIONS           PERIOD          RETURN(2)    (000'S)           NET ASSETS(4)
---------------------  --------         --------         --------         ---------   ----------         -------------
INTERNATIONAL EQUITY
                                                                   CLASS A
11/19/96-10/31/97....   $   --           $   --           $12.46            (0.32)%    $ 24,365                2.10%(3)
10/31/98.............    (0.22)           (0.22)           12.22            (0.09)       28,418                2.03
10/31/99.............    (0.05)           (0.05)           14.26            17.15        29,324                2.03
                                                                   CLASS B
11/19/96-10/31/97....       --               --            12.38            (0.96)       42,656                2.72(3)
10/31/98.............    (0.22)           (0.22)           12.07            (0.67)       47,817                2.68
10/31/99.............    (0.05)           (0.05)           13.98            16.29        47,342                2.68
                                                                  CLASS II
3/06/97-10/31/97.....       --               --            12.38            (1.75)        4,459                2.70(3)
10/31/98.............    (0.22)           (0.22)           12.07            (0.67)        7,982                2.68
10/31/99.............    (0.05)           (0.05)           13.99            16.37        11,709                2.68
                                                                   CLASS Z
4/06/98-10/31/98.....       --               --            12.27           (11.54)          145                1.46(3)
10/31/99.............    (0.05)           (0.05)           14.41            17.90            32                1.46
---------------------                                                     --------------------------------------------
FOCUS PORTFOLIO
                                                                   CLASS A
6/08/98-10/31/98.....   $   --           $   --           $12.60             0.80%     $ 29,770                1.45%(3)
10/31/99.............       --               --            19.23            52.62       169,734                1.45
                                                                   CLASS B
6/08/98-10/31/98.....       --               --            12.56             0.48        45,817                2.10(3)
10/31/99.............       --               --            19.05            51.67       271,531                2.10
                                                                  CLASS II
6/08/98-10/31/98.....       --               --            12.56             0.48        35,387                2.10(3)
10/31/99.............       --               --            19.05            51.67       261,536                2.10
                                                                   CLASS Z
7/07/99-10/31/99.....       --               --            19.27             6.00         2,522                0.93(3)


                          RATIO OF
                         INVESTMENT
                       INCOME (LOSS)
       PERIOD          TO AVERAGE NET         PORTFOLIO
        ENDED            ASSETS(4)            TURNOVER
---------------------  --------------         ---------
INTERNATIONAL EQUITY

11/19/96-10/31/97....         0.07 %(3)           70%
10/31/98.............        (0.11)              114
10/31/99.............        (0.23)              102

11/19/96-10/31/97....        (0.69)(3)            70
10/31/98.............        (0.74)              114
10/31/99.............        (0.92)              102

3/06/97-10/31/97.....        (0.75)(3)            70
10/31/98.............        (0.71)              114
10/31/99.............        (0.95)              102

4/06/98-10/31/98.....         0.40(3)            114
10/31/99.............         0.19               102
---------------------  --------------------------------
FOCUS PORTFOLIO

6/08/98-10/31/98.....        (0.21)%(3)          106%
10/31/99.............         (.70)              161

6/08/98-10/31/98.....        (0.92)(3)           106
10/31/99.............        (1.34)              161

6/08/98-10/31/98.....        (0.93)(3)           106
10/31/99.............        (1.34)              161

7/07/99-10/31/99.....        (0.09)(3)           161

------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                          10/31/97   10/31/98   10/31/99                                      10/31/97   10/31/98   10/31/99
                          --------   --------   --------                                      --------   --------   --------
International Equity A .    0.37%      0.45%      0.25%             Focus A ................      --       0.32%      0.18%
International Equity B .    0.45%      0.48%      0.24%             Focus B ................      --       0.32%      0.16%
International Equity        0.87%      0.55%      0.33%             Focus II ...............      --       0.32%      0.17%
  II .
International Equity Z .      --      16.25%     26.35%             Focus Z ................      --         --       2.23%

(5) The expense ratio reflects a gross up of custody expense credits

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                    VALUE
      SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------

COMMON STOCK--96.4%
AEROSPACE & MILITARY TECHNOLOGY--0.4%
  Allied Signal, Inc............      6,400      $   364,400
                                                 -----------
BANKS--1.7%
  Bank of New York Co., Inc.....     21,780          912,037
  Chase Manhattan Corp..........      8,300          725,213
                                                 -----------
                                                   1,637,250
                                                 -----------
BROADCASTING & MEDIA--9.4%
  AT&T Corp.-Liberty Media
    Group, Inc., Class A+.......     24,850          986,234
  Cablevision Systems Corp.,
    Class A+....................      8,920          602,658
  CBS Corp.+....................     31,175        1,521,730
  Clear Channel
    Communications, Inc.+.......      7,900          634,962
  Comcast Corp., Class A........     37,815        1,590,593
  Interpublic Group of
    Cos., Inc...................     14,000          568,750
  Omnicom Group, Inc............      5,900          519,200
  Time Warner, Inc..............     24,635        1,716,752
  Univision Communications, Inc.,
    Class A+....................      4,200          357,263
  Viacom, Inc., Class B+........     17,715          792,746
                                                 -----------
                                                   9,290,888
                                                 -----------
COMMUNICATION EQUIPMENT--2.5%
  JDS Uniphase Corp.+...........      1,600          266,900
  Lucent Technologies, Inc......     16,250        1,044,063
  Tellabs, Inc.+................     18,000        1,137,375
                                                 -----------
                                                   2,448,338
                                                 -----------
COMPUTERS & BUSINESS EQUIPMENT--6.3%
  Dell Computer Corp.+..........     38,070        1,525,179
  EMC Corp.+....................     33,385        2,437,105
  Equant N.V.+..................      1,900          184,300
  Hewlett-Packard Co............     17,100        1,266,469
  International Business
    Machines Corp...............      5,500          541,062
  Pitney Bowes, Inc.............      5,900          268,819
                                                 -----------
                                                   6,222,934
                                                 -----------
DRUGS--7.5%
  American Home Products Corp...     13,900          726,275
  Bristol-Myers Squibb Co.(1)...     24,200        1,858,862
  Eli Lilly & Co.(1)............     11,580          797,573
  Glaxo Wellcome PLC ADR........      8,100          484,988
  Merck & Co., Inc..............      7,600          604,675
  Pfizer, Inc.(1)...............     49,975        1,974,012
  Schering-Plough Corp.(1)......     18,875          934,312
                                                 -----------
                                                   7,380,697
                                                 -----------
ELECTRONICS--8.3%
  Applied Materials, Inc.+......     13,775        1,237,167

-------------------------------------------------------------


ELECTRONICS (CONTINUED)

  ASM Lithography
    Holdings NV+................     13,250      $   960,625
  Intel Corp....................     20,800        1,609,400
  KLA-Tencor Corp.+(1)..........      4,300          340,506
  Linear Technology Corp........     15,445        1,079,219
  Motorola, Inc.................      3,700          360,519
  Solectron Corp.+..............      8,500          639,625
  STMicroelectronics NV NY
    Registry Shares+............      4,000          363,500
  Texas Instruments, Inc........     18,070        1,621,783
                                                 -----------
                                                   8,212,344
                                                 -----------
ENERGY SOURCES--0.5%
  Enron Corp....................     12,050          481,247
                                                 -----------
FINANCIAL SERVICES--7.9%
  American Express Co...........     14,605        2,249,170
  Charles Schwab Corp...........     23,550          916,978
  Citigroup, Inc................     26,487        1,433,609
  Federal Home Loan Mortgage
    Corp........................      6,650          359,516
  Federal National Mortgage
    Association.................      9,225          652,669
  Morgan Stanley, Dean Witter &
    Co..........................     13,445        1,483,151
  Wells Fargo Co................     14,100          675,037
                                                 -----------
                                                   7,770,130
                                                 -----------
FOOD, BEVERAGE & TOBACCO--3.9%
  Anheuser-Busch
    Cos., Inc.(1)...............      7,875          565,523
  Bestfoods.....................     19,000        1,116,250
  Coca-Cola Co..................     27,000        1,593,000
  Coca-Cola
    Enterprises, Inc............     21,050          538,091
                                                 -----------
                                                   3,812,864
                                                 -----------
HOUSEHOLD PRODUCTS--4.5%
  Estee Lauder Cos., Class A....      6,100          284,413
  Gillette Co.(1)...............     34,000        1,230,375
  Procter & Gamble Co...........     16,500        1,730,437
  Warner-Lambert Co.(1).........     14,600        1,165,263
                                                 -----------
                                                   4,410,488
                                                 -----------
HOUSING--3.2%
  Home Depot, Inc...............     41,390        3,124,945
                                                 -----------
INSURANCE--1.8%
  American International
    Group, Inc.*................     16,875        1,737,070
                                                 -----------
INTERNET CONTENT--0.5%
  America Online, Inc.+.........      3,600          466,875
                                                 -----------
LEISURE & TOURISM--4.7%
  Carnival Corp, Class A........     21,900          974,550

                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                    VALUE
      SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------


COMMON STOCK (CONTINUED)
LEISURE & TOURISM (CONTINUED)

  Marriott International, Inc.,
    Class A.....................     16,000      $   539,000
  McDonald's Corp.(1)...........     39,400        1,625,250
  MGM Grand, Inc.+..............     17,425          888,675
  Southwest Airlines Co.(1).....     26,575          446,792
  The Walt Disney Co............      7,000          184,625
                                                 -----------
                                                   4,658,892
                                                 -----------
MEDICAL PRODUCTS--3.4%
  Amgen, Inc.+(1)...............      3,700          294,844
  Boston Scientific Corp.+......     28,000          563,500
  Genentech, Inc.+..............      1,500          218,625
  Johnson & Johnson Co..........     12,500        1,309,375
  Medtronic, Inc.(1)............     26,800          927,950
                                                 -----------
                                                   3,314,294
                                                 -----------
MULTI-INDUSTRY--4.8%
  General Electric Co...........     27,550        3,734,747
  Tyco International Ltd........     26,065        1,040,971
                                                 -----------
                                                   4,775,718
                                                 -----------
RETAIL--4.8%
  Costco Wholesale Corp.+.......     14,175        1,137,544
  Gap, Inc......................     27,900        1,035,787
  Kohl's Corp.+.................      6,000          448,875
  Newell Rubbermaid, Inc........     18,100          626,713
  Tiffany & Co..................      8,600          511,700
  Wal-Mart Stores, Inc..........     17,775        1,007,620
                                                 -----------
                                                   4,768,239
                                                 -----------
SOFTWARE--10.8%
  Cisco Systems, Inc.+..........     36,225        2,680,650
  Electronic Arts, Inc.+........     10,000          807,500
  Electronic Data Systems
    Corp........................     18,000        1,053,000
  Juniper Networks, Inc.+.......        700          192,894
  Microsoft Corp.+..............     35,100        3,248,944
  Oracle Corp.+.................     24,800        1,179,550
  Sun Microsystems, Inc.+.......     13,550        1,432,912
                                                 -----------
                                                  10,595,450
                                                 -----------
TELECOMMUNICATIONS--6.4%
  Allegiance
   Telecommunications, Inc.+....      4,300          296,700
  Level 3
    Communications, Inc.+.......      3,100          211,769
  Nextel Communications, Inc.,
    Class A+....................      7,150          616,240
  Nokia Corp., Class A ADR......     19,550        2,259,247
  NTL, Inc.+....................      4,200          316,575
  Qwest Communications
    International, Inc.+........     14,500          521,094
  Sprint Corp. (PCS Group)+.....     11,370          942,999
                                     SHARES/
                                    PRINCIPAL
                                      AMOUNT          VALUE
      SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

                                     SHARES/
                                    PRINCIPAL
                                      AMOUNT          VALUE
      SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------
  Vodafone AirTouch PLC ADR.....      24,175       $ 1,158,889
                                                   -----------
                                                     6,323,513
                                                   -----------
TELEPHONE--3.1%
  MCI WorldCom, Inc.+...........      32,800         2,812,600
NEXTLINK Communications, Inc.,
    Class A+....................       3,800           227,288
                                                   -----------
                                                     3,039,888
                                                   -----------
TOTAL INVESTMENT SECURITIES--96.4%
  (cost $73,929,579)............                    94,836,464
                                                   -----------
SHORT-TERM SECURITIES--0.8%
  Federal Home Loan Mortgage
    Discount Notes
    5.16% due 11/01/99
    (cost $800,000).............      $  800           800,000
                                                   -----------
REPURCHASE AGREEMENTS--2.4%
  Agreement with State Street
    Bank and Trust Co., bearing
    4.25%, dated 10/29/99 to be
    repurchased 11/01/99 in the
    amount of $1,201,425
    collateralized by $1,250,000
    U.S. Treasury Note 5.63%,
    due 2/15/06 approximate
    aggregate value $1,229,125
    (cost $1,201,000)...........       1,201         1,201,000
  Agreement with State Street
    Bank and Trust Co., bearing
    4.25%, dated 10/29/99 to be
    repurchased 11/01/99 in the
    amount of $1,170,414
    collateralized by $860,000
    U.S. Treasury Bond 12.00%,
    due 8/15/13 approximate
    aggregate value $1,193,981
    (cost $1,170,000)...........       1,170         1,170,000
                                                   -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,371,000).............                     2,371,000
                                                   -----------
TOTAL INVESTMENTS --
  (cost $77,100,579)............        99.6%       98,007,464
Other assets less liabilities...         0.4           392,683
                                      ------       -----------
NET ASSETS--                           100.0%      $98,400,147
                                      ======       ===========

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK--73.2%
AEROSPACE & MILITARY TECHNOLOGY--0.4%
  BE Aerospace, Inc.+.........      9,700      $     97,000
  General Dynamics Corp.......      6,000           332,625
                                               ------------
                                                    429,625
                                               ------------
APPAREL & TEXTILES--0.5%
  Jones Apparel
    Group, Inc.+..............     19,400           613,525
                                               ------------
AUTOMOTIVE--0.9%
  AutoZone, Inc.+.............      2,700            71,719
  Danaher Corp................     13,900           671,544
  O'Reilly
    Automotive, Inc.+.........      7,100           309,737
                                               ------------
                                                  1,053,000
                                               ------------
BANKS--1.5%
  Allied Capital Corp.........     16,300           326,000
  First Tennessee National
    Corp......................     14,000           476,000
  NorthFork
    Bancorp., Inc.(1).........     18,000           372,375
  Warnaco Group, Inc.,
    Class A...................     22,200           316,350
  Zions Bancorp...............      5,700           335,587
                                               ------------
                                                  1,826,312
                                               ------------
BROADCASTING & MEDIA--9.5%
  Adelphia Communications
    Corp., Class A+...........      6,500           354,250
  Apollo Group, Inc.,
    Class A+..................      5,200           136,500
  AT&T Corp.-Liberty Media
    Group, Inc., Class A+.....     23,038           914,321
  Cablevision Systems Corp.,
    Class A+..................      5,300           358,081
  Catalina Marketing Corp.+...      5,300           496,212
  Cinar Films, Inc.,
    Class B+..................      1,200            20,400
  Citadel Communications
    Corp.+....................     10,300           497,619
  Crown Castle International
    Corp.+....................     13,600           260,950
  Fox Entertainment
    Group, Inc., Class A+.....     15,200           328,700
  Harmonic, Inc.+.............      5,400           320,625
  Hispanic Broadcasting
    Corp.+....................      7,100           571,550
  Houghton Mifflin Co.........      9,000           381,375
  Imax Corp.+.................     15,400           317,625
  Insight
    Communications, Inc.+.....      3,100            73,238
  Jones Intercable, Inc.,
    Class A+..................      6,800           370,600
  Lamar Advertising Co.+......      1,800            97,200

------------------------------------------------------------


BROADCASTING & MEDIA (CONTINUED)

  Liberty Digital, Inc.+......     16,000      $    500,000
  Outdoor Systems, Inc.+......     11,700           495,787
  Pinnacle Holdings, Inc.+....      8,700           208,800
  RF Micro Devices, Inc.+.....      9,600           495,000
  Rogers
    Communications, Inc.,
    Class B+..................      9,400           189,175
  TMP Worldwide, Inc.+........      9,100           568,750
  TV Guide, Inc., Class A+....     12,600           659,925
  Univision Communications, Inc.,
    Class A+..................     14,300         1,216,394
  USA Networks, Inc.+.........     13,200           594,000
  Valassis Communications, Inc.+..     15,750       677,250
  Young & Rubicam, Inc........     13,600           622,200
                                               ------------
                                                 11,726,527
                                               ------------
BUSINESS SERVICES--7.2%
  Acxiom Corp.+...............      6,600           108,488
  Applied Micro Circuits
    Corp......................      7,100           552,469
  Ceridian Corp.+.............     19,500           427,781
  Cintas Corp.................      9,000           541,687
  Concord EFS, Inc.+..........     20,700           558,900
  Dycom Industries, Inc.+.....     12,500           407,031
  Fiserv, Inc.+...............     15,875           507,008
  Gartner Group, Inc.,
    Class A...................     10,700           104,325
  Hertz Corp., Class A........      9,300           403,388
  Interim Services, Inc.+.....      8,900           146,294
  Manpower, Inc...............     11,600           407,450
  Medquist, Inc.+.............     13,400           427,963
  National Data Corp..........     12,400           297,600
  NOVA Corp.+.................     27,000           702,000
  Pentair, Inc................      9,800           368,725
  Republic Services, Inc.+....     32,600           399,350
  Robert Half
   International, Inc.+(1)....      7,300           197,556
  SPX Corp.+..................      4,400           372,900
  United Rentals, Inc.+.......     44,800           834,400
  Usweb Corp.+................     15,700           608,375
  Viad Corp...................     17,800           437,212
                                               ------------
                                                  8,810,902
                                               ------------
CHEMICALS--0.2%
  CK Witco Corp...............          3                28
  Great Lakes Chemical
    Corp.(1)..................      6,100           216,550
                                               ------------
                                                    216,578
                                               ------------

                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

COMMUNICATION EQUIPMENT--3.3%
  ADC
  Telecommunications, Inc.+..       4,689      $    223,314
  ANTEC Corp.+................     10,000           483,125
  Broadcom Corp., Class A+....      5,000           637,813
  Comverse
    Technology, Inc.+.........      4,000           453,500
  JDS Uniphase Corp.+.........      7,700         1,284,456
  Loral Space &
    Communications Corp.+.....     18,100           272,631
  QUALCOMM, Inc.+.............      3,400           757,137
                                               ------------
                                                  4,111,976
                                               ------------
COMPUTERS & BUSINESS EQUIPMENT--0.7%
  Network Solutions, Inc.,
    Class A+..................      5,300           628,050
  Tech Data Corp.+............     10,200           191,250
                                               ------------
                                                    819,300
                                               ------------
DRUGS--3.9%
  Amerisource Health Corp.,
    Class A+..................     26,000           390,000
  Biogen, Inc.+(1)............     15,100         1,118,344
  Biovail Corp
    International+............      7,200           397,350
  Gilead Sciences, Inc.+......      7,600           480,225
  IDEC Pharmaceuticals
    Corp.+....................        900           104,513
  MedImmune, Inc.+............      7,900           883,319
  Omnicare, Inc...............     39,400           364,450
  Sepracor, Inc.+.............      2,900           241,062
  Shire Pharmaceuticals Group
    ADR+......................     10,800           341,550
  Teva Pharmaceutical
    Industries Ltd. ADR.......      9,000           433,687
  Watson
    Pharmaceuticals, Inc.+....      2,800            88,900
                                               ------------
                                                  4,843,400
                                               ------------
ELECTRIC UTILITIES--0.6%
  Calpine Corp.+..............     13,800           795,225
                                               ------------
ELECTRICAL EQUIPMENT--0.7%
  Sanmina Corp.+..............      2,900           261,000
  SCI Systems, Inc.+..........     12,700           627,063
                                               ------------
                                                    888,063
                                               ------------
ELECTRONICS--6.2%
  Analog Devices, Inc.+(1)....     11,100           589,687
  C-Cube
    Microsystems, Inc.+.......     10,300           458,350
  KLA-Tencor Corp.+(1)........     11,100           878,981
  Lattice Semiconductor
    Corp.+....................      3,500           123,594
  Linear Technology Corp......      7,600           531,050

------------------------------------------------------------


ELECTRONICS (CONTINUED)

  Maxim Integrated
    Products, Inc.+...........     13,400      $  1,056,925
  Molex, Inc..................     10,200           336,600
  PMC-Sierra, Inc.+...........      3,000           282,563
  QLogic Corp.+...............      5,500           572,687
  Teleflex, Inc...............      9,600           327,000
  Vitesse Semiconductor
    Corp.+....................     12,000           549,750
  Waters Corp.+...............      4,600           244,375
  Xilinx, Inc.+(1)............     21,900         1,720,519
                                               ------------
                                                  7,672,081
                                               ------------
ENERGY SERVICES--1.4%
  BJ Services Co.+............     29,500         1,012,219
  Grey Wolf, Inc.+............    105,400           276,675
  Nabors Industries, Inc.+....     18,500           419,719
                                               ------------
                                                  1,708,613
                                               ------------
ENERGY SOURCES--1.6%
  Devon Energy Corp...........     13,200           513,150
  EOG Resources, Inc..........     18,100           376,706
  Forest Oil Corp.+...........     22,500           300,938
  Global Marine, Inc.+........     25,400           385,762
  Millipore Corp..............      4,400           140,250
  Ocean Energy, Inc.+.........     31,500           289,406
                                               ------------
                                                  2,006,212
                                               ------------
FINANCIAL SERVICES--2.7%
  Capital One Financial
    Corp......................      9,000           477,000
  CIT Group, Inc., Class A....     13,800           329,475
  E. W. Blanch
    Holdings, Inc.............      3,100           200,725
  Federated Investors, Inc.,
    Class B...................     20,000           345,000
  Heller Financial, Inc.......     35,100           833,625
  National Commerce Bancorp...     19,700           491,269
  Waddell & Reed
    Financial, Inc.,
    Class A...................     20,100           482,400
  Waddell & Reed
    Financial, Inc.,
    Class B...................      8,700           201,187
                                               ------------
                                                  3,360,681
                                               ------------
FOOD, BEVERAGE & TOBACCO--1.0%
  Beringer Wine Estates
    Holdings, Inc.,
    Class B+..................     10,900           431,913
  Suiza Foods Corp.+..........      3,200           115,400
  US Foodservice, Inc.+.......     32,300           619,756
                                               ------------
                                                  1,167,069
                                               ------------

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

HEALTH SERVICES--1.2%
  Covance, Inc.+..............     10,300      $     99,781
  Lincare Holdings, Inc.+.....     31,800           894,375
  Total Renal Care
    Holdings, Inc.+...........     10,600            77,513
  Wellpoint Health
    Networks, Inc.,
    Class A+..................      7,300           423,400
                                               ------------
                                                  1,495,069
                                               ------------
HOUSEHOLD PRODUCTS--0.7%
  Dial Corp...................     14,200           331,925
  Estee Lauder Cos.,
    Class A...................     11,200           522,200
                                               ------------
                                                    854,125
                                               ------------
INSURANCE--1.3%
  Ace Ltd.....................     15,800           307,113
  MGIC Investment Corp........      7,000           418,250
  Protective Life Corp.(1)....     11,000           398,062
  Radian Group, Inc...........      8,000           422,500
                                               ------------
                                                  1,545,925
                                               ------------
INTERNET CONTENT--1.6%
  DoubleClick, Inc.+..........      3,300           461,381
  Inktomi Corp.+..............      4,500           456,469
  Yahoo Japan Corp.+..........          1           527,477
  Yahoo!, Inc.+...............      2,848           509,970
                                               ------------
                                                  1,955,297
                                               ------------
LEISURE & TOURISM--2.9%
  Cheap Tickets, Inc.+........     16,700           267,200
  Galileo
    International, Inc........     14,400           432,900
  Outback
    Steakhouse, Inc.+.........     12,600           289,013
  Premier Parks, Inc.+........     34,400           995,450
  Royal Caribbean Cruises
    Ltd.......................     10,600           562,462
  Speedway
    Motorsports, Inc.+........     21,900           955,387
                                               ------------
                                                  3,502,412
                                               ------------
MACHINERY--0.4%
  MSC Industrial Direct
    Co., Inc., Class A+.......     12,900           123,356
  Smith
    International, Inc.+(1)..      10,700           369,819
                                               ------------
                                                    493,175
                                               ------------
MEDICAL PRODUCTS--1.5%
  Affymetrix, Inc.+...........      1,100            96,800
  Genentech, Inc.+............      3,200           466,400
  Henry Schein, Inc.+.........     10,100           131,300
  Johnson & Johnson Co........      3,181           333,210

------------------------------------------------------------


MEDICAL PRODUCTS (CONTINUED)

  MiniMed, Inc.+..............      5,000      $    379,062
  QLT Phototherapeutics+......      1,100            46,544
  Sybron International
    Corp.+....................     16,200           385,762
                                               ------------
                                                  1,839,078
                                               ------------
RETAIL--4.5%
 barnesandnoble.com, Inc.+....     17,800           325,963
  BJ's Wholesale
    Club, Inc.+...............     18,200           560,787
  Borders Group, Inc.+........     11,500           149,500
  Boyds Collection Ltd.+......     15,100           119,856
  Circuit City
    Stores, Inc.(1)...........     21,600           922,050
  Consolidated Stores
    Corp.+....................     12,900           236,231
  Costco Wholesale Corp.+.....      3,900           312,975
  Dollar General Corp.........     16,500           435,188
  eBay, Inc.+.................      3,000           405,188
  eToys, Inc.+................      1,100            65,656
  Family Dollar
    Stores, Inc...............     22,000           453,750
  ShopKo Stores, Inc.+........     14,400           360,900
  Tandy Corp.(1)..............      9,500           597,906
  The Kroger Co.+(1)..........      5,500           114,469
  Whole Foods
    Market, Inc.+.............     12,400           421,600
                                               ------------
                                                  5,482,019
                                               ------------
SOFTWARE--8.6%
  Adobe Systems, Inc..........     10,400           727,350
  Affiliated Computer
    Services, Inc.,
    Class A+..................     15,800           600,400
  At Home Corp., Series A+....     11,950           445,884
  BMC Software, Inc.+.........      4,500           288,563
  CIBER, Inc.+................     24,600           401,288
  Citrix Systems, Inc.+.......     11,400           730,312
  Exodus
    Communications, Inc.+.....      4,800           412,200
  Intuit, Inc.+...............      9,300           270,863
  Keane, Inc.+................     11,000           258,500
  Parametric Technology
    Corp.+....................     19,000           362,188
  PSINet, Inc.+...............     16,300           584,762
  Rational Software Corp.+....     16,600           707,575
  Sapient Corp.+..............      5,800           742,400
  Siebel Systems, Inc.+.......      5,100           559,725
  SunGard Data
    Systems, Inc.+............     16,600           405,662
  Synopsys, Inc.+.............     25,000         1,556,250
  Verio, Inc.+................     12,100           447,700
  VERITAS Software Corp.+.....     10,300         1,110,469
                                               ------------
                                                 10,612,091
                                               ------------
TELECOMMUNICATIONS--7.1%
  Global Crossing Ltd.+.......     27,140           939,722

                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

  Globalstar
    Telecommunications Ltd.+..     11,816      $    259,952
  McLeodUSA, Inc.,
    Class A+..................     24,400         1,087,325
  Nextel
    Communications, Inc.,
    Class A+..................      4,200           361,988
  Triton PCS Holdings, Inc.,
    Class A+..................        400            14,200
  Voicestream Wireless
    Corp.+....................     34,700         3,426,625
  Western Wireless Corp.,
    Class A+..................     43,000         2,270,937
  Williams Communications
    Group+....................     11,200           357,000
                                               ------------
                                                  8,717,749
                                               ------------
TELEPHONE--0.7%
  NEXTLINK Communications, Inc.,
    Class A+..................     13,300           795,506
                                               ------------
TRANSPORTATION--0.4%
  C.H. Robinson
    Worldwide, Inc............      4,400           147,950
  CNF Transportation, Inc.....      9,300           307,481
  Expeditors International of
    Washington, Inc...........      2,500            93,438
                                               ------------
                                                    548,869
                                               ------------
TOTAL INVESTMENT SECURITIES--73.2%
  (cost $70,897,179)..........                   89,890,404
                                               ------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------

SHORT-TERM SECURITIES--3.4%
  Cayman Island Time Deposit
    with State Street Bank and
    Trust Co.
    4.00% due 11/01/99........      $ 2,463      $  2,463,000
  Federal Home Loan Mortgage
    Discount Notes
    5.09% due 12/08/99........          159           159,163
  Federal Home Loan Mortgage
    Discount Notes
    5.23% due 11/04/99........          175           174,925
  Federal Home Loan Mortgage
    Discount Notes
    5.16% due 11/01/99........        1,202         1,202,000
  Federal National Mortgage
    Association Discount Note
    5.24% due 11/03/99........          230           229,933
                                                 ------------
TOTAL SHORT-TERM SECURITIES
  (cost $4,229,021)...........                      4,229,021
                                                 ------------
REPURCHASE AGREEMENT--23.6%
  Joint Repurchase Agreement
    (Note 3)
    (cost $29,000,000)........       29,000        29,000,000
                                                 ------------
TOTAL INVESTMENTS--
  (cost $104,126,200).........        100.2%      123,119,425
Liabilities in excess of
  other assets................         (0.2)         (255,992)
                                    -------      ------------
NET ASSETS--                          100.0%     $122,863,433
                                    =======      ============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK--87.3%
AEROSPACE & MILITARY TECHNOLOGY--0.2%
  HEICO Corp., New Class A....     42,500      $    645,469
                                               ------------
APPAREL & TEXTILES--0.5%
  Oakley, Inc.+...............     40,700           264,550
  Talbots, Inc................     20,400           960,075
                                               ------------
                                                  1,224,625
                                               ------------
BANKS--0.6%
  AmeriCredit Corp.+..........     47,700           828,787
  Banco Latinoamericano de
    Exportaciones SA
    Class E...................     26,900           643,919
  Hamilton Bancorp, Inc.+.....     13,000           206,375
                                               ------------
                                                  1,679,081
                                               ------------
BROADCASTING & MEDIA--9.0%
  AirGate PCS, Inc.+..........      6,000           298,500
  Cablevision Systems Corp.,
    Class A+..................     11,800           797,237
  Carrier Access Corp.+.......      5,500           271,563
  Cinar Films, Inc.,
    Class B+..................     20,700           351,900
  Clear Channel
    Communications, Inc.+.....     18,401         1,478,980
  Comcast Corp., Class A......     96,390         4,054,404
  Documentum, Inc.+...........     29,000           826,500
  EchoStar Communications
    Corp., Class A+...........     37,120         2,306,080
  Entercom Communications
    Corp......................     20,300         1,011,194
  Hispanic Broadcasting
    Corp.+....................      9,013           725,547
  InfoSpace.com, Inc.+........     16,500           917,812
  Liquid Audio, Inc.+.........     19,200           672,000
  Macromedia, Inc.+...........     11,500           741,031
  Paxson Communications
    Corp.+....................     44,800           526,400
  Proxim, Inc.+...............     16,200           758,363
  Radio Unica Communications
    Corp.+....................     12,800           364,800
  Spanish Broadcasting Systems
    Inc.+.....................      8,700           231,638
  Sylvan Learning Systems, Inc.+..     12,000       154,500
  Time Warner, Inc............     61,420         4,280,206
  TMP Worldwide, Inc.+........     13,500           843,750
  USA Networks, Inc.+.........     10,000           450,000
  ValueVision
    International, Inc.,
    Class A+..................     20,400           666,825
  Wiley (John) & Sons, Inc.,
    Class A...................     32,200           543,375
  Wink
    Communications, Inc.+.....      2,000            70,250
  Ziff-Davis, Inc.-ZD+........     42,400           633,350
                                               ------------
                                                 23,976,205
                                               ------------

------------------------------------------------------------

BUSINESS SERVICES--4.2%
  AnswerThink Consulting
    Group, Inc.+..............     17,000      $    279,438
  Concord EFS, Inc.+..........     46,350         1,251,450
  DeVry, Inc.+................     38,400           808,800
  Forrester
    Research, Inc.+...........     18,100           856,356
  ITT Educational
    Services, Inc.+...........     38,300           756,425
  Mobile Mini, Inc.+..........     35,000           763,437
  Novellus Systems, Inc.+.....     10,200           789,862
  On Assignment, Inc.+........     24,700           710,125
  Paychex, Inc................     10,500           413,438
  QRS Corp.+..................     24,400         1,357,250
  Sothebys Holdings, Inc......     18,500           530,719
  Usweb Corp.+................     17,900           693,625
  Viad Corp...................     32,700           803,194
  Vishay
    Intertechnology, Inc.+....     44,825         1,095,411
                                               ------------
                                                 11,109,530
                                               ------------
COMMUNICATION EQUIPMENT--3.6%
  Advanced Fibre
    Communications, Inc.+.....     58,400         1,273,850
  ANTEC Corp.+................     19,000           917,938
  Aware, Inc.+................     29,300           937,600
  DSP
    Communications, Inc.+.....     46,600         1,639,737
  Entrust
    Technologies, Inc.+.......     29,200           731,825
  JDS Uniphase Corp.+.........     10,000         1,668,125
  MMC Networks, Inc.+.........     24,500           779,406
  Powerwave
    Technologies, Inc.+.......     27,400         1,767,300
                                               ------------
                                                  9,715,781
                                               ------------
COMPUTERS & BUSINESS EQUIPMENT--4.3%
  Apple Computer, Inc.+.......     71,325         5,714,916
  Cabletron Systems, Inc.+....     48,600           804,937
  Electronics for
    Imaging, Inc.+............     23,100           929,775
  EMC Corp.+..................     39,135         2,856,855
  Network Appliance, Inc.+....     14,200         1,050,800
  Redback Networks, Inc.+.....      1,200           138,600
                                               ------------
                                                 11,495,883
                                               ------------
DRUGS--3.7%
  Caremark Rx, Inc.+..........    150,600           734,175
  Cephalon, Inc.+.............     47,000           763,750
  Express Scripts, Inc.+......      7,618           372,806
  Genzyme Corp.+..............      9,600           366,000
  Genzyme Corp.-Surgical
    Division+.................      1,324             7,034
  IVAX Corp.+.................     41,600           730,600
  MedImmune, Inc.+............     40,850         4,567,541
  Millenium
    Pharmaceuticals, Inc.+....      8,400           589,575

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)

  Nanogen, Inc.+..............     20,000      $    135,000
  Pfizer, Inc.(1).............     38,535         1,522,132
                                               ------------
                                                  9,788,613
                                               ------------
ELECTRONICS--4.6%
  Alpha
    Industries, Inc.+(1)......     11,800           650,475
  AstroPower, Inc.+...........     46,400           606,100
  Burr-Brown Corp.+(1)........     31,200         1,226,550
  Commscope, Inc.+............     17,800           709,775
  JNI Corp.+..................      5,000           267,188
  Linear Technology Corp......     13,000           908,375
  Maxim Integrated
    Products, Inc.+...........     31,700         2,500,337
  Metromedia Fiber
    Network, Inc.,
    Class A+..................     29,610           978,981
  National Semiconductor
    Corp.+....................     35,200         1,053,800
  Pittway Corp., Class A......     23,400           772,200
  Texas Instruments, Inc......     16,365         1,468,759
  Vitesse Semiconductor
    Corp.+....................     27,400         1,255,262
                                               ------------
                                                 12,397,802
                                               ------------
ENERGY SERVICES--3.3%
  BJ Services Co.+............     68,900         2,364,131
  Cooper Cameron Corp.+.......     22,400           866,600
  Diamond Offshore Drilling, Inc......    22,900      727,075
  Nabors Industries, Inc.+....     45,600         1,034,550
  Petroleum Geo-Services
    ADR+......................     57,600           842,400
  Precision Drilling Corp.+...     45,200         1,048,075
  Transocean
    Offshore, Inc.............     27,000           734,063
  Weatherford
    International, Inc.+......     31,600         1,070,450
                                               ------------
                                                  8,687,344
                                               ------------
ENERGY SOURCES--0.1%
  Global Industries Ltd.+.....      6,500            51,187
  Global Marine, Inc.+........     16,100           244,519
                                               ------------
                                                    295,706
                                               ------------
FINANCIAL SERVICES--4.0%
  Citigroup, Inc..............     98,060         5,307,497
  Federal Agricultural
    Mortgage Corp.+...........     30,500           560,438
  Legg Mason, Inc.............     17,600           640,200
  Morgan Stanley, Dean
    Witter & Co...............     36,875         4,067,773
  Raymond James
    Financial, Inc............     10,000           202,500
                                               ------------
                                                 10,778,408
                                               ------------

------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO--0.0%
  Ben & Jerrys
    Homemade, Inc.+...........      3,900      $     65,813
                                               ------------
HEALTH SERVICES--1.1%
  Bally Total Fitness Holding
    Corp.+....................     31,400           755,563
  First Health Group Corp.+...     27,500           635,938
  Foundation Health
    Systems, Inc.+............     17,600           116,600
  Health Management
    Associates, Inc.,
    Class A+..................     89,900           797,862
  Oxford Health
    Plans, Inc.+..............     50,700           595,725
  Sunrise Assisted
    Living, Inc.+.............     12,000           131,250
                                               ------------
                                                  3,032,938
                                               ------------
HOUSING--2.7%
  Home Depot, Inc.............     87,430         6,600,965
  Yankee Candle, Inc.+........     32,500           495,625
                                               ------------
                                                  7,096,590
                                               ------------
INSURANCE--0.7%
  Enhance Financial Services
    Group, Inc................     38,300           698,975
  Reinsurance Group of
    America, Inc..............     38,051         1,265,196
                                               ------------
                                                  1,964,171
                                               ------------
INTERNET CONTENT--8.6%
  Allaire Corp.+..............      4,800           350,100
  America Online, Inc.+.......     12,700         1,647,031
  Beyond Common Corp.+........     18,900           174,825
  CMGI, Inc.+.................      8,600           941,163
  Covad Communications
    Group, Inc.+..............      3,800           182,400
  Critical Path, Inc.+........     12,600           575,663
  Cysive, Inc.+...............      7,255           417,616
  DoubleClick, Inc.+*.........      9,076         1,268,938
  Inktomi Corp.+..............     22,360         2,268,142
  InterWorld Corp.+...........     17,800           729,800
  Lycos, Inc.+................     15,400           821,975
  NaviSite Inc.+..............        800            37,400
  Netcentives, Inc.+..........      1,000            16,625
  Portal Software, Inc.+......      3,200           208,000
  Primus Knowledge
    Solutions, Inc.+..........      3,700           111,000
  RealNetworks, Inc.+.........     17,200         1,886,625
  Rhythms
    NetConnections, Inc.+.....     13,500           392,344
  VeriSign, Inc.+.............     55,840         6,896,240
  Vignette Corp.+.............     11,000         1,738,000

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)
INTERNET CONTENT (CONTINUED)

  Yahoo!, Inc.+...............     12,600      $  2,256,187
                                               ------------
                                                 22,920,074
                                               ------------
LEISURE & TOURISM--1.5%
  Extended Stay
    America, Inc.+............     77,700           645,881
  Mandalay Resort Group+......     43,800           815,775
  Outback
    Steakhouse, Inc.+.........     30,900           708,769
  Royal Caribbean Cruises
    Ltd.......................     17,000           902,062
  Speedway
    Motorsports, Inc.+........      4,000           174,500
  Sunterra Corp.+.............     67,600           676,000
                                               ------------
                                                  3,922,987
                                               ------------
MACHINERY--1.7%
  Cognex Corp.+...............     29,800           890,275
  Kulicke & Soffa
    Industries, Inc.+.........     24,600           721,088
  Orbotech Ltd.+..............     16,500         1,288,031
  Oshkosh Truck Corp.,
    Class B...................     24,600           738,000
  Smith
    International, Inc.+(1)..      23,400           808,762
                                               ------------
                                                  4,446,156
                                               ------------
MEDICAL PRODUCTS--1.5%
  Affymetrix, Inc.+...........      8,400           739,200
  Alkermes, Inc.+.............     17,300           610,906
  IDEXX
    Laboratories, Inc.+.......      7,500           112,500
  Invitrogen Corp.+...........     28,800           720,000
  Myriad Genetics, Inc.+......     28,200           507,600
  QLT Phototherapeutics+......     17,700           748,931
  VISX, Inc.+.................      7,500           468,750
                                               ------------
                                                  3,907,887
                                               ------------
METALS & MINERALS--0.2%
  Maverick Tube Corp.+........     23,200           426,300
                                               ------------
MULTI-INDUSTRY--2.2%
  General Electric Co.........     26,615         3,607,996
  Tyco International Ltd......     59,070         2,359,108
                                               ------------
                                                  5,967,104
                                               ------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
  CB Richard Ellis Services, Inc.+..     55,600      684,575
  IndyMac Mortgage
    Holdings, Inc.............     58,400           813,950
                                               ------------
                                                  1,498,525
                                               ------------
RETAIL--3.4%
  Abercrombie & Fitch Co.,
    Class A+..................     19,600           534,100
  Bed Bath & Beyond, Inc.+....     24,300           807,975
  BJ's Wholesale
    Club, Inc.+...............     25,800           794,962
  Costco Wholesale Corp.+.....     12,275           985,069

------------------------------------------------------------


RETAIL (CONTINUED)

  Ethan Allen
    Interiors, Inc............     15,400      $    547,663
  Gap, Inc....................     20,925           776,841
  Movado Group, Inc...........      4,300            93,794
  Payless
    ShoeSource, Inc.+.........        900            41,231
  Polycom, Inc.+..............     17,500           872,812
  Stamps.com, Inc.+...........      9,200           529,000
  Sunglass Hut
    International, Inc.+......     77,000           928,812
  The Kroll O'Gara Co.+.......     27,300           431,681
  Ticketmaster Online-
    CitySearch, Inc.,
    Class B+..................     37,700           845,894
  Wal-Mart Stores, Inc........     17,840         1,011,305
                                               ------------
                                                  9,201,139
                                               ------------
SOFTWARE--13.8%
  At Home Corp., Series A+....     20,500           764,906
  BroadVision, Inc.+..........     15,600         1,152,450
  CheckFree Holdings Corp.+...     20,700           772,369
  Cisco Systems, Inc.+........     88,620         6,557,880
  Citrix Systems, Inc.+.......     39,500         2,530,469
  Clarent Corp.+..............      9,800           929,775
  Clarify, Inc.+..............     20,600         1,588,775
  CyberSource Corp.+..........     14,400           914,400
  Digital Islands, Inc.,
    Delaware+.................     18,700         1,266,925
  E.piphany, Inc.+............      6,500           554,938
  Engage
    Technologies, Inc.+.......     23,400           821,925
  Harbinger Corp.+............     29,000           462,188
  Internet Capital
    Group, Inc.+..............      8,900         1,033,512
  IXnet, Inc.+................     35,200           499,400
  J.D. Edwards & Co.+.........     32,900           785,488
  Kana
    Communications, Inc.+.....      1,000            84,000
  Legato Systems, Inc.+.......     23,000         1,233,375
  Micromuse, Inc.+............     13,900         1,485,562
  Microsoft Corp.+............     68,700         6,359,044
  National Instruments
    Corp.+....................     27,175           816,948
  Netopia, Inc.+..............     13,300           709,056
  Peregrine Systems, Inc.+....     19,600           859,950
  RADWARE Ltd.+...............     18,600           954,412
  Safeguard
    Scientifics, Inc.+........     10,500           883,313
  Siebel Systems, Inc.+.......     10,100         1,108,475
  TSI International Software
    Ltd.+.....................     30,000           720,000
  Verity, Inc.+...............     12,200           840,275
  Vitria Technology, Inc.+....      1,600           104,800
  Voyager.net, Inc.+..........      2,500            18,203
                                               ------------
                                                 36,812,813
                                               ------------
TELECOMMUNICATIONS--10.1%
  Amdocs, Ltd.+...............     42,300         1,176,469
  AudioCodes, Ltd.+...........     31,000         1,883,250

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                  SHARES/          VALUE
     SECURITY DESCRIPTION        CONTRACTS       (NOTE 3)
------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

                                  SHARES/          VALUE
     SECURITY DESCRIPTION        CONTRACTS       (NOTE 3)
------------------------------------------------------------
  Copper Mountain
    Networks, Inc.+...........      3,100      $    228,044
  CoreComm Ltd.+..............     18,750           738,281
  DSET Corp.+.................     45,600           798,000
  ITC DeltaCom, Inc.+.........     29,113           698,712
  Level 3 Communications, Inc.+..     50,990      3,483,254
  McLeodUSA, Inc.,
    Class A+..................     26,200         1,167,537
  Nokia Corp., Class A ADR....     59,450         6,870,191
  Qwest Communications
    International, Inc.+......     22,900           822,969
  Scientific-Atlanta, Inc.(1)....    19,900       1,139,275
  Sprint Corp. (PCS Group)+...     25,380         2,104,954
  Voicestream Wireless
    Corp.+....................     23,300         2,300,875
  Western Wireless Corp.,
    Class A+..................     27,400         1,447,062
  WinStar Communications, Inc.+..     55,180      2,138,225
                                               ------------
                                                 26,997,098
                                               ------------
TELEPHONE--0.9%
  Aspect Telecommunications
    Corp.+....................     59,400         1,496,138
  Commonwealth Telephone
    Enterprises+..............     17,200           920,200
                                               ------------
                                                  2,416,338
                                               ------------
TRANSPORTATION--0.2%
  Offshore
    Logistics, Inc.+..........     47,300           431,613
                                               ------------
TOTAL COMMON STOCK
  (cost $161,188,149).........                  232,901,993
                                               ------------
PUT OPTIONS--0.0%+(2)
  Doubleclick, Inc. exp. 11/99
    @ $110....................         29               906
  S & P 500 Index exp. 11/99 @
    $1,275....................         72            30,600
  S & P 500 Index exp. 12/99 @
    $1,250....................         72            66,600
                                               ------------
TOTAL PUT OPTIONS
  (cost $682,316).............                       98,106
                                               ------------
TOTAL INVESTMENT SECURITIES--87.3%
  (cost $161,870,465).........                  233,000,099
                                               ------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------
SHORT-TERM SECURITIES--5.7%
  Federal Home Loan Mortgage
    Discount Notes
    5.16% due 11/01/99
    (cost $15,200,000)........      $15,200      $ 15,200,000
                                                 ------------
REPURCHASE AGREEMENTS--6.9%
  Joint Repurchase Agreement
    (Note 3)
    (cost $16,428,000)........       16,428        16,428,000
  Agreement with State Street
    Bank and Trust Co.,
    bearing 5.15%, dated
    10/29/99 to be repurchased
    11/01/99 in the amount of
    $2,058,883 collateralized
    by $2,000,000 U.S.
    Treasury Note 7.88%, due
    8/15/01 approximate
    aggregate value $2,099,600
    (cost $2,058,000).........        2,058         2,058,000
                                                 ------------
  TOTAL REPURCHASE AGREEMENTS
    (cost $18,486,000)........                     18,486,000
                                                 ------------
TOTAL INVESTMENTS--
  (cost $195,556,465).........         99.9%      266,686,099
Other assets less
  liabilities.................          0.1           245,634
                                    -------      ------------
NET ASSETS--                          100.0%     $266,931,733
                                    =======      ============

------------------
+ Non-income producing security
* The security or a portion thereof has been segregated as collateral for the written option contracts.
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                       OPEN COVERED WRITTEN CALL OPTIONS+

                                                                                               STRIKE
                      CALL OPTIONS                         CONTRACTS(2)   EXPIRATION DATE      PRICE         VALUE
--------------------------------------------------------------------------------------------------------------------

DoubleClick, Inc. (proceeds $37,703)                            29         November 1999      $115.00      $ (75,763)
                                                                                                           =========

STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                 VALUE
      SECURITY DESCRIPTION          SHARES      (NOTE 3)
----------------------------------------------------------

COMMON STOCK--92.3%
BANKS--1.6%
  Chase Manhattan Corp...........   15,000    $ 1,310,625
                                              -----------
BROADCASTING & MEDIA--4.0%
  AT&T Corp.-Liberty Media
    Group, Inc., Class A+........   30,000      1,190,625
  Time Warner, Inc...............   31,563      2,199,547
                                              -----------
                                                3,390,172
                                              -----------
COMMUNICATION EQUIPMENT--7.2%
  Lucent Technologies, Inc.......   38,762      2,490,458
  QUALCOMM, Inc.+................   16,097      3,584,601
                                              -----------
                                                6,075,059
                                              -----------
COMPUTERS & BUSINESS EQUIPMENT--7.8%
  Dell Computer Corp.+...........   30,000      1,201,875
  EMC Corp.+.....................   47,361      4,917,353
  International Business Machines
    Corp.........................    5,000        491,875
                                              -----------
                                                6,611,103
                                              -----------
DRUGS--1.0%
  Pfizer, Inc.(1)................   22,590        892,305
                                              -----------
ELECTRONICS--9.1%
  Conexant Systems, Inc.+........   16,000      1,494,000
  Flextronics International
    Ltd.+........................   20,000      1,418,750
  Intel Corp.....................   22,000      1,702,250
  Motorola, Inc..................   10,000        974,375
  Sony Corp. ADR.................    8,000      1,278,000
  Texas Instruments, Inc.........    8,924        800,929
                                              -----------
                                                7,668,304
                                              -----------
ENERGY SERVICES--1.1%
  Schlumberger Ltd...............   15,000        908,438
                                              -----------
ENERGY SOURCES--1.2%
  Royal Dutch Petroleum Co. NY
    Registry Shares GDR..........   16,361        980,637
                                              -----------
FINANCIAL SERVICES--9.4%
  American Express Co............    8,000      1,232,000
  Capital One Financial Corp.....   20,000      1,060,000
  Citigroup, Inc.................   61,506      3,329,012
  Federal National Mortgage
    Association..................   17,150      1,213,363
  Morgan Stanley, Dean
    Witter & Co..................   10,000      1,103,125
                                              -----------
                                                7,937,500
                                              -----------

----------------------------------------------------------

FOOD, BEVERAGE & TOBACCO--1.2%
  Anheuser-Busch
    Cos., Inc.(1)................   13,859    $   995,249
                                              -----------
HOUSING--2.7%
  Home Depot, Inc................   30,794      2,324,947
                                              -----------
INTERNET CONTENT--8.7%
  America Online, Inc.+..........   21,410      2,776,609
  CMGI, Inc.+....................    8,000        875,500
  Inktomi Corp.+.................   10,000      1,014,375
  MediaOne Group, Inc.+..........   20,204      1,435,747
  Yahoo!, Inc.+..................    7,000      1,253,438
                                              -----------
                                                7,355,669
                                              -----------
LEISURE & TOURISM--3.0%
  Four Seasons Hotels, Inc.......   19,226        801,484
  McDonald's Corp.(1)............   20,133        830,486
  UAL Corp.+.....................   13,682        931,231
                                              -----------
                                                2,563,201
                                              -----------
MEDICAL PRODUCTS--3.6%
  Genentech, Inc.+...............   13,877      2,022,573
  Johnson & Johnson Co...........   10,000      1,047,500
                                              -----------
                                                3,070,073
                                              -----------
MULTI-INDUSTRY--5.5%
  General Electric Co............   27,077      3,670,626
  Tyco International Ltd.........   24,000        958,500
                                              -----------
                                                4,629,126
                                              -----------
RETAIL--3.6%
  Tiffany & Co...................   23,611      1,404,854
  Wal-Mart Stores, Inc...........   29,165      1,653,291
                                              -----------
                                                3,058,145
                                              -----------
SOFTWARE--9.4%
  Cisco Systems, Inc.+...........   34,947      2,586,078
  Microsoft Corp.+...............   40,408      3,740,265
  Sun Microsystems, Inc.+........   15,142      1,601,267
                                              -----------
                                                7,927,610
                                              -----------
TELECOMMUNICATIONS--5.7%
  Level 3
    Communications, Inc.+........   15,000      1,024,687
  Sprint Corp. (PCS Group)+......   24,415      2,024,919
  Vodafone AirTouch PLC ADR......   37,110      1,778,961
                                              -----------
                                                4,828,567
                                              -----------
TELEPHONE--6.5%
  AT&T Corp......................   20,000        935,000
  MCI WorldCom, Inc.+............   35,920      3,080,140

                                                        STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                      SHARES/
                                     PRINCIPAL
                                       AMOUNT          VALUE
      SECURITY DESCRIPTION         (IN THOUSANDS)     (NOTE 3)
----------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELEPHONE (CONTINUED)

                                      SHARES/
                                     PRINCIPAL
                                       AMOUNT          VALUE
      SECURITY DESCRIPTION         (IN THOUSANDS)     (NOTE 3)
----------------------------------------------------------------
  Time Warner Telecom, Inc.,
    Class A......................      60,000       $ 1,511,250
                                                    -----------
                                                      5,526,390
                                                    -----------
TOTAL INVESTMENT SECURITIES--92.3%
  (cost $68,685,316).............                    78,053,120
                                                    -----------
SHORT-TERM SECURITIES--6.0%
  Federal National Mortgage
    Association Discount Notes
    5.16% due 11/01/99
    (cost $5,100,000)............      $5,100         5,100,000
                                                    -----------
REPURCHASE AGREEMENT--5.4%
  Joint Repurchase Agreement
    (Note 3)
    (cost $4,527,000)............       4,527         4,527,000
                                                    -----------
TOTAL INVESTMENTS--
  (cost $78,312,316).............       103.7%       87,680,120
Liabilities in excess of other
  assets.........................        (3.7)       (3,144,042)
                                       ------       -----------
NET ASSETS--                            100.0%      $84,536,078
                                       ======       ===========

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                               VALUE
     SECURITY DESCRIPTION        SHARES       (NOTE 3)
--------------------------------------------------------

COMMON STOCK--95.1%
AEROSPACE & MILITARY TECHNOLOGY--1.9%
  Boeing Co. .................      9,400   $   432,988
  Lockheed Martin Corp. ......     14,900       298,000
  Precision Castparts
    Corp.(1) .................      4,900       144,550
  Raytheon Co., Class B ......      8,400       244,650
                                            -----------
                                              1,120,188
                                            -----------
APPAREL & TEXTILES--0.6%
  Reebok International
    Ltd.+ ....................     38,000       372,875
                                            -----------
AUTOMOTIVE--1.3%
  Dana Corp. .................     12,600       372,488
  Ford Motor Co. .............      4,000       219,500
  General Motors Corp. .......      2,200       154,550
                                            -----------
                                                746,538
                                            -----------
BANKS--6.2%
  BankAmerica Corp. ..........        502        32,316
  Chase Manhattan Corp. ......      8,700       760,162
  Golden West Financial
    Corp. ....................      2,600       290,550
  MBNA Corp. .................      1,900        52,488
  National City Corp. ........     41,300     1,218,350
  State Street Corp. .........      1,200        91,350
  U.S. Bancorp ...............     29,900     1,108,169
  UBS AG ADR .................      3,100        45,114
                                            -----------
                                              3,598,499
                                            -----------
BROADCASTING & MEDIA--1.1%
  Dow Jones & Co., Inc. ......        900        55,350
  Gannett Co., Inc. ..........      5,700       439,612
  Tribune Co.(1) .............      2,400       144,000
  WPP Group PLC ADR ..........        100        10,963
                                            -----------
                                                649,925
                                            -----------
BUSINESS SERVICES--0.4%
  Waste Management, Inc. .....     14,200       260,925
                                            -----------
CHEMICALS--1.7%
  Air Products & Chemicals,
    Inc. .....................      6,100       167,750
  du Pont (E.I.) de Nemours &
    Co. ......................      7,300       470,394
  Engelhard Corp. ............      9,500       167,437
  Millenium Chemicals,
    Inc. .....................     10,600       196,100
                                            -----------
                                              1,001,681
                                            -----------
COMMUNICATION EQUIPMENT--0.2%
  Loral Space & Communications
    Corp.+ ...................      6,900       103,931
                                            -----------

--------------------------------------------------------

COMPUTERS & BUSINESS EQUIPMENT--7.1%
  Apple Computer, Inc.+ ......      5,800   $   464,725
  Hewlett-Packard Co. ........     20,800     1,540,500
  International Business
    Machines Corp. ...........     11,900     1,170,662
  Wallace Computer Services,
    Inc. .....................     22,000       486,750
  Xerox Corp. ................     16,900       473,200
                                            -----------
                                              4,135,837
                                            -----------
DRUGS--3.4%
  American Home Products
    Corp. ....................     16,000       836,000
  Bristol-Myers Squibb
    Co.(1) ...................      3,300       253,481
  Merck & Co., Inc. ..........      1,300       103,431
  Pfizer, Inc.(1) ............      1,200        47,400
  Pharmacia & Upjohn, Inc. ...      8,400       453,075
  SmithKline Beecham PLC
    ADR ......................      4,700       300,800
                                            -----------
                                              1,994,187
                                            -----------
ELECTRIC UTILITIES--1.9%
  American Electric Power Co.,
    Inc. .....................        500        17,250
  Central & South West
    Corp. ....................      3,600        79,875
  Consolidated Edison,
    Inc. .....................        400        15,275
  Pinnacle West Capital
    Corp. ....................      6,300       232,312
  SCANA Corp. ................      5,800       144,275
  Southern Co. ...............      6,300       167,344
  Texas Utilities Co. ........     11,000       426,250
                                            -----------
                                              1,082,581
                                            -----------
ELECTRONICS--4.7%
  Applied Materials, Inc.+ ...      5,200       467,025
  Eaton Corp. ................        300        22,575
  Intel Corp. ................      8,000       619,000
  Koninklijke (Royal) Philips
    Electronics NV ADR .......        460        47,811
  Molex, Inc. ................      3,325       121,362
  Motorola, Inc. .............      3,300       321,544
  Texas Instruments, Inc. ....     12,400     1,112,900
                                            -----------
                                              2,712,217
                                            -----------
ENERGY SERVICES--0.6%
  Ashland, Inc. ..............      8,000       264,000
  Schlumberger Ltd. ..........      1,900       115,069
                                            -----------
                                                379,069
                                            -----------

                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                               VALUE
     SECURITY DESCRIPTION        SHARES       (NOTE 3)
--------------------------------------------------------


COMMON STOCK (CONTINUED)

ENERGY SOURCES--5.8%
  Atlantic Richfield Co. .....      6,400   $   596,400
  Burlington Resources,
    Inc.(1) ..................      5,100       177,863
  Devon Energy Corp. .........      2,800       108,850
  Exxon Corp. ................      3,700       274,031
  Noble Drilling Corp.+ ......      3,300        73,219
  Royal Dutch Petroleum Co. NY
    Registry Shares GDR ......      8,100       485,494
  Shell Transport & Trading
    Co. PLC NY Shares ADR ....     15,400       706,475
  Union Pacific Resources
    Group, Inc. ..............     36,400       527,800
  Unocal Corp. ...............      6,400       220,800
  USX-Marathon Group, Inc. ...      7,500       218,437
                                            -----------
                                              3,389,369
                                            -----------
FINANCIAL SERVICES--15.9%
  American Express Co. .......     12,100     1,863,400
  Associates First Capital
    Corp., Class A ...........     11,500       419,750
  Citigroup, Inc. ............     38,412     2,079,049
  Coast Federal Litigation
    Contingent Payment Rights
    Trust ....................      1,500         1,313
  Donaldson, Lufkin &
    Jenrette, Inc. ...........      4,400       227,700
  Federal Home Loan Mortgage
    Corp. ....................      3,700       200,031
  Heller Financial, Inc. .....      4,100        97,375
  Household International,
    Inc. .....................     19,000       847,875
  MBIA, Inc.(1) ..............      5,500       313,844
  Morgan Stanley,
    Dean Witter & Co. ........      4,700       518,469
  Providian Financial
    Corp. ....................      4,200       457,800
  SLM Holding Corp. ..........     10,200       499,163
  Student Loan Corp. .........      1,800        87,975
  Wells Fargo Co. ............     34,100     1,632,537
                                            -----------
                                              9,246,281
                                            -----------
FOOD, BEVERAGE & TOBACCO--2.1%
  Coca-Cola Co. ..............        100         5,900
  Corn Products International,
    Inc.+ ....................      4,900       159,556
  Diageo PLC ADR .............     11,100       450,938
  Flowers Industries,
    Inc.(1) ..................      6,400       108,000
  Philip Morris Cos., Inc. ...     15,300       385,369

--------------------------------------------------------


FOOD, BEVERAGE & TOBACCO (CONTINUED)

  Universal Corp. ............      6,100   $   143,350
                                            -----------
                                              1,253,113
                                            -----------
FOREST PRODUCTS--3.7%
  Champion International
    Corp. ....................      3,000       173,437
  Georgia-Pacific Corp.
    (Timber Group) ...........      6,000       143,250
  Georgia-Pacific Group ......      6,400       254,000
  Potlatch Corp. .............     10,800       455,625
  Sealed Air Corp.+ ..........      4,800       265,800
  Weyerhaeuser Co. ...........      7,300       435,719
  Willamette Industries,
    Inc.(1) ..................      9,700       403,156
                                            -----------
                                              2,130,987
                                            -----------
GAS & PIPELINE UTILITIES--1.6%
  Equitable Resources,
    Inc. .....................     13,000       474,500
  National Fuel Gas Co. ......      9,800       478,975
                                            -----------
                                                953,475
                                            -----------
HEALTH SERVICES--4.4%
  Columbia/HCA Healthcare
    Corp. ....................     20,600       496,975
  LifePoint Hospitals,
    Inc.+ ....................      4,035        46,655
  Tenet Healthcare Corp.+ ....     34,700       674,481
  Triad Hospitals, Inc.+ .....      4,035        39,341
  United HealthCare Corp. ....     11,000       568,563
  Wellpoint Health Networks,
    Inc., Class A+ ...........     12,900       748,200
                                            -----------
                                              2,574,215
                                            -----------
HOUSEHOLD PRODUCTS--0.9%
  Colgate-Palmolive Co. ......      1,200        72,600
  Gillette Co.(1) ............      2,300        83,231
  Kimberly-Clark Corp. .......      5,800       366,125
                                            -----------
                                                521,956
                                            -----------
HOUSING--0.8%
  Masco Corp. ................     14,500       442,250
                                            -----------
INSURANCE--6.8%
  Ace Ltd. ...................     11,600       225,475
  Aetna, Inc. ................      8,600       432,150
  Allstate Corp. .............     16,800       483,000
  American General Corp. .....      3,500       259,656
  American International
    Group, Inc.* .............        937        96,453
  Chubb Corp. ................      3,000       164,625
  CIGNA Corp.(1) .............      4,100       306,475

STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                               VALUE
     SECURITY DESCRIPTION        SHARES       (NOTE 3)
--------------------------------------------------------


COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)

  Marsh & McLennan Cos.,
    Inc.(1) ..................      4,800   $   379,500
  Progressive Corp. ..........      4,100       379,506
  StanCorp Financial Group,
    Inc.+ ....................      6,100       154,788
  Transatlantic Holdings,
    Inc. .....................      5,400       407,025
  Travelers Property Casualty
    Corp., Class A ...........     13,600       489,600
  UnumProvident Corp. ........      5,546       182,671
                                            -----------
                                              3,960,924
                                            -----------
INTERNET CONTENT--0.7%
  MediaOne Group, Inc.+ ......      5,600       397,950
                                            -----------
LEISURE & TOURISM--2.7%
  Brunswick Corp.(1) .........      6,600       149,325
  KLM Royal Dutch Airlines
    NV-NY Registry Shares ....     15,106       406,918
  Marriott International,
    Inc., Class A ............      4,500       151,594
  McDonald's Corp.(1) ........     21,000       866,250
                                            -----------
                                              1,574,087
                                            -----------
MACHINERY--0.4%
  Dover Corp. ................      5,300       225,581
                                            -----------
MEDICAL PRODUCTS--1.0%
  Baxter International,
    Inc. .....................      8,600       557,925
  Johnson & Johnson Co. ......        300        31,425
                                            -----------
                                                589,350
                                            -----------
METALS & MINERALS--3.4%
  Alcoa, Inc. ................     12,000       729,000
  Hanson PLC ADR .............      6,100       235,994
  Martin Marietta Materials,
    Inc. .....................      8,200       319,288
  USX-US Steel Group, Inc. ...     18,200       465,237
  Vulcan Materials Co. .......      5,300       218,956
                                            -----------
                                              1,968,475
                                            -----------
MULTI-INDUSTRY--3.0%
  Berkshire Hathaway, Inc.,
    Class A+ .................         14       894,600
  Berkshire Hathaway, Inc.,
    Class B+ .................        168       351,120
  Cooper Industries, Inc. ....      2,900       124,881
  General Electric Co. .......        100        13,556

--------------------------------------------------------


MULTI-INDUSTRY (CONTINUED)

  Monsanto Co. ...............        900   $    34,650
  Tyco International Ltd. ....      8,600       343,463
                                            -----------
                                              1,762,270
                                            -----------
REAL ESTATE COMPANIES--0.1%
  Boardwalk Equities,
    Inc.+ ....................        100           815
  Rouse Co. ..................      2,200        48,675
                                            -----------
                                                 49,490
                                            -----------
REAL ESTATE INVESTMENT TRUSTS--0.6%
  CenterPoint Properties
    Corp. ....................        100         3,263
  Crescent Real Estate
    Equities Co. .............      5,400        90,112
  Equity Residential
    Properties Trust .........        800        33,450
  General Growth Properties,
    Inc. .....................      3,300        95,494
  Mack-Cali Realty Corp. .....        800        20,600
  Public Storage, Inc. .......      1,100        26,537
  Vornado Realty Trust .......      1,700        53,869
                                            -----------
                                                323,325
                                            -----------
RETAIL--4.2%
  Harcourt General, Inc. .....     14,600       562,100
  Kmart Corp.+ ...............     44,200       444,762
  Limited, Inc. ..............     12,200       501,725
  May Department Stores Co. ..      7,850       272,297
  Neiman Marcus Group, Inc.
    Class B+ .................      4,399        94,303
  Penney (J.C.), Inc.(1) .....      6,900       175,088
  Sears, Roebuck & Co. .......     14,300       403,081
  Too, Inc.+ .................      1,528        24,448
                                            -----------
                                              2,477,804
                                            -----------
SOFTWARE--2.9%
  Computer Sciences
    Corp.+(1) ................      3,200       219,800
  First Data Corp. ...........     13,700       625,919
  Novell, Inc.+ ..............      4,100        82,000
  Oracle Corp.+ ..............      6,500       309,156
  Quantum Corp.-DLT & Storage
    Systems+ .................     15,000       231,563
  SAP AG ADR .................      4,900       179,156
  Unisys Corp. ...............        900        21,825
                                            -----------
                                              1,669,419
                                            -----------
TELECOMMUNICATIONS--0.5%
  Alcatel Alsthom ADR ........      7,800       239,363

                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                   SHARES/
                                  PRINCIPAL
                                    AMOUNT          VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
-------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

                                   SHARES/
                                  PRINCIPAL
                                    AMOUNT          VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
-------------------------------------------------------------
  Globalstar
    Telecommunications
    Ltd.+ ....................        3,500      $    77,000
                                                 -----------
                                                     316,363
                                                 -----------
TELEPHONE--1.0%
  AT&T Corp. .................        7,600          355,300
  MCI WorldCom, Inc.+ ........        3,000          257,250
                                                 -----------
                                                     612,550
                                                 -----------
TRANSPORTATION--1.5%
  Canadian National Railway
    Co. ......................        5,400          164,700
  CSX Corp.(1) ...............       15,600          639,600
  Norfolk Southern Corp. .....        3,400           83,088
                                                 -----------
                                                     887,388
                                                 -----------
TOTAL COMMON STOCK
  (cost $52,666,070)..........                    55,485,075
                                                 -----------
PREFERRED STOCK--0.1%
FINANCIAL SERVICES--0.0%
  Devon Financing Trust
    convertible 6.50% ........          200           12,725
                                                 -----------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties,
    Inc. convertible 7.25% ...        2,500           52,500
                                                 -----------
TOTAL PREFERRED STOCK
  (cost $79,960)..............                        65,225
                                                 -----------
TOTAL INVESTMENT SECURITIES--95.2%
  (cost $52,746,030)..........                    55,550,300
                                                 -----------
SHORT-TERM SECURITIES--1.0%
  Cayman Island Time Deposit
    with State Street Bank and
    Trust Co.
    3.00% due 11/01/99
    (cost $575,000)...........    $     575          575,000
                                                 -----------

                                  PRINCIPAL
                                    AMOUNT          VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
-------------------------------------------------------------
REPURCHASE AGREEMENTS--2.9%
  Joint Repurchase Agreement
    (Note 3)
    (cost $165,000) ..........    $     165      $   165,000
  Agreement with State Street
    Bank & Trust Co., bearing
    5.27%, dated 10/29/99 to
    be repurchased 11/01/99 in
    the amount of $1,518,667,
    collateralized by
    $1,560,000 Federal
    National Mortgage
    Association 5.26% due
    11/15/01 approximate
    aggregate value $1,565,460
    (cost 1,518,000) .........        1,518        1,518,000
                                                 -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,683,000) ..........                     1,683,000
                                                 -----------
TOTAL INVESTMENTS--
  (cost $55,004,030) .........         99.1%      57,808,300
Other assets less
  liabilities.................          0.9          514,851
                                  ---------      -----------
NET ASSETS--                          100.0%     $58,323,151
                                  =========      ===========

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK--90.0%
AEROSPACE & MILITARY TECHNOLOGY--0.8%
  Allied Signal, Inc..........       4,900     $    278,994
  General Dynamics Corp.......      19,500        1,081,031
                                               ------------
                                                  1,360,025
                                               ------------
APPAREL & TEXTILES--0.2%
  V.F. Corp...................       9,000          270,563
                                               ------------
AUTOMOTIVE--2.3%
  Delphi Automotive Systems
    Corp......................       5,000           82,188
  General Motors Corp.........      18,400        1,292,600
  General Motors Corp.,
    Class H...................      19,400        1,412,562
  Lear Corp.+.................      18,700          631,125
  Superior Industries
    International, Inc........      15,800          421,662
                                               ------------
                                                  3,840,137
                                               ------------
BANKS--7.1%
  Bank of New York
    Co., Inc..................      17,900          749,563
  BankAmerica Corp............      11,181          719,777
  Century Bancorp, Inc........       4,000           71,000
  Chase Manhattan Corp........      19,000        1,660,125
  Commerce
    Bancshares, Inc...........       1,600           61,800
  First Union Corp.(1)........       8,300          354,306
  First Virginia
    Banks, Inc.(1)............      43,300        2,072,987
  Golden West Financial
    Corp......................       8,600          961,050
  KeyCorp.....................      53,800        1,503,037
  Regions Financial Corp......       8,000          240,000
  State Street Corp...........       4,100          312,113
  Summit Bancorp..............      50,000        1,731,250
  U.S. Bancorp................      18,400          681,950
  UBS AG ADR..................       5,300           77,131
  UMB Financial Corp..........      14,000          574,000
                                               ------------
                                                 11,770,089
                                               ------------
BROADCASTING & MEDIA--2.3%
  AT&T Corp.-Liberty Media
    Group, Inc., Class A+.....      25,200        1,000,125
  Banta Corp..................       5,000          113,125
  Dow Jones & Co., Inc........       3,900          239,850
  Gannett Co., Inc............       7,500          578,437
  News Corp., Ltd. ADR........      50,700        1,397,419
  Tribune Co.(1)..............       7,300          438,000
  Washington Post Co.,
    Class B...................         100           53,206
  WPP Group PLC ADR...........         500           54,813
                                               ------------
                                                  3,874,975
                                               ------------

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
BUSINESS SERVICES--1.1%
  Ceridian Corp...............      23,300     $    511,144
  HON INDUSTRIES, Inc.........      30,000          588,750
  LabOne, Inc.................      22,200          191,475
  Waste Management, Inc.......      29,072          534,198
                                               ------------
                                                  1,825,567
                                               ------------
CHEMICALS--2.4%
  Bush Boake Allen, Inc.+.....      45,600        1,065,900
  du Pont (E.I.) de Nemours &
    Co........................      11,900          766,806
  Engelhard Corp..............      23,700          417,713
  Praxair, Inc................      21,800        1,019,150
  R.P.M., Inc.................      61,400          732,962
                                               ------------
                                                  4,002,531
                                               ------------
COMMUNICATION EQUIPMENT--0.9%
  Loral Space &
    Communications Corp.+.....      26,200          394,638
  Nortel Networks Corp........      18,300        1,133,456
  SBC Communications, Inc.....         100            5,094
                                               ------------
                                                  1,533,188
                                               ------------
COMPUTERS & BUSINESS EQUIPMENT--5.0%
  Compaq Computer Corp........      13,500          256,500
  Hewlett-Packard Co..........      40,800        3,021,750
  International Business
    Machines Corp.............      37,400        3,679,225
  Teradyne, Inc.+(1)..........       5,300          204,050
  Xerox Corp..................      43,400        1,215,200
                                               ------------
                                                  8,376,725
                                               ------------
DRUGS--3.7%
  American Home Products
    Corp......................      55,900        2,920,775
  Bristol-Myers Squibb
    Co.(1)....................      10,500          806,531
  Merck & Co., Inc............      16,300        1,296,869
  Pfizer, Inc.(1).............       4,800          189,600
  SmithKline Beecham PLC
    ADR.......................      14,600          934,400
                                               ------------
                                                  6,148,175
                                               ------------
ELECTRIC UTILITIES--1.1%
  Duke Energy Corp............         100            5,650
  Edison International........         100            2,963
  Florida Progress Corp.(1)...       7,500          343,594
  FPL Group, Inc.(1)..........       9,000          452,812
  IDACORP, Inc................       7,700          232,444
  Sierra Pacific Resources....       7,947          178,808

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
  Southern Co.................         100     $      2,656
  Unicom Corp.................      15,700          601,506
                                               ------------
                                                  1,820,433
                                               ------------
ELECTRONICS--5.5%
  Applied Materials, Inc.+....      17,200        1,544,775
  Intel Corp..................      15,200        1,176,100
  Koninklijke (Royal) Philips
    Electronics NV ADR........       2,760          286,867
  Molex, Inc..................      10,712          390,988
  Motorola, Inc...............      15,200        1,481,050
  Texas Instruments, Inc......      47,700        4,281,075
                                               ------------
                                                  9,160,855
                                               ------------
ENERGY SERVICES--0.9%
  McDermott
    International, Inc........      27,100          491,188
  Schlumberger Ltd............       6,400          387,600
  Transocean
    Offshore, Inc.............      23,200          630,750
                                               ------------
                                                  1,509,538
                                               ------------
ENERGY SOURCES--4.0%
  Amerada Hess Corp...........         100            5,738
  Atlantic Richfield Co.......         200           18,638
  Burlington
    Resources, Inc.(1)........       6,900          240,638
  Chevron Corp.(1)............       8,500          776,156
  Devon Energy Corp...........       9,500          369,313
  Exxon Corp..................       5,000          370,312
  Mobil Corp.(1)..............         100            9,650
  Murphy Oil Corp.............       5,700          319,556
  Texaco, Inc.(1).............      13,700          840,837
  Tosco Corp..................      23,700          599,906
  Total Fina SA ADR...........       1,500          100,031
  USX-Marathon Group, Inc.....      24,400          710,650
  WD-40 Co....................      47,000        1,060,437
  Williams Cos., Inc..........      31,400        1,177,500
                                               ------------
                                                  6,599,362
                                               ------------
ENTERTAINMENT PRODUCTS--0.8%
  National Presto
    Industries, Inc...........      35,500        1,313,500
                                               ------------
FINANCIAL SERVICES--14.4%
  American Express Co.........      29,900        4,604,600
  Citigroup, Inc..............      58,284        3,154,621
  Countrywide Credit
    Industries, Inc.(1).......      23,100          783,956
  Donaldson, Lufkin &
    Jenrette, Inc.............      14,200          734,850

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
  Dun & Bradstreet Corp.......       4,300     $    126,313
  Federal Home Loan Mortgage
    Corp......................      13,000          702,812
  Fleet Boston Corp...........      17,700          772,162
  Household
    International, Inc........      82,600        3,686,025
  Morgan (J.P.) &
    Co., Inc..................         200           26,175
  Morgan Stanley, Dean
    Witter & Co...............      18,610        2,052,916
  Providian Financial Corp....      13,600        1,482,400
  SLM Holding Corp............      13,800          675,338
  Student Loan Corp...........      20,600        1,006,825
  United Asset Management
    Corp......................      20,700          429,525
  Wells Fargo Co..............      80,000        3,830,000
                                               ------------
                                                 24,068,518
                                               ------------
FOOD, BEVERAGE & TOBACCO--3.7%
  Anheuser-Busch
    Cos., Inc.(1).............      16,100        1,156,181
  Archer-Daniels-Midland
    Co........................      55,010          677,311
  Coca-Cola Co................         500           29,500
  Diageo PLC ADR..............      17,800          723,125
  Gallaher Group PLC ADR......         200            4,738
  Interstate Bakeries Corp....      11,300          228,825
  Lance, Inc..................      69,300          835,931
  Nabisco Holdings Corp.,
    Class A...................      18,500          691,438
  Philip Morris Cos., Inc.....      29,000          730,437
  Tyson Foods, Inc.,
    Class A...................      27,000          411,750
  UST, Inc....................      24,000          664,500
                                               ------------
                                                  6,153,736
                                               ------------
FOREST PRODUCTS--2.9%
  Bemis Co., Inc. (1).........      22,000          768,625
  Consolidated
    Papers, Inc...............      22,600          707,663
  Fort James Corp.............      10,600          278,913
  International Paper Co......         248           13,051
  Minnesota Mining &
    Manufacturing Co..........      13,200        1,254,825
  Sealed Air Corp.+...........      15,600          863,850
  Sonoco Products Co..........         700           16,800
  Westvaco Corp.(1)...........       7,100          210,781
  Weyerhaeuser Co.............      13,000          775,937
                                               ------------
                                                  4,890,445
                                               ------------
GAS & PIPELINE UTILITIES--3.1%
  AGL Resources, Inc..........     121,000        2,109,937
  Cascade Natural Gas Corp....      13,200          239,250
  El Paso Energy Corp.........         100            4,100

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK (CONTINUED)
GAS & PIPELINE UTILITIES (CONTINUED)

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
  Laclede Gas Co.(1)..........      28,000     $    596,750
  Washington Gas Light Co.....      30,900          840,094
  WICOR, Inc..................      46,800        1,392,300
                                               ------------
                                                  5,182,431
                                               ------------
HEALTH SERVICES--0.4%
  Wellpoint Health
    Networks, Inc.,
    Class A+..................      10,200          591,600
                                               ------------
HOUSEHOLD PRODUCTS--0.3%
  Colgate-Palmolive Co........       5,000          302,500
  Gillette Co.(1).............       7,600          275,025
                                               ------------
                                                    577,525
                                               ------------
HOUSING--1.1%
  Masco Corp..................      48,900        1,491,450
  Maytag Corp.(1).............         200            8,013
  The Stanley Works(1)........       4,300          119,325
  York International Corp.....       8,000          188,500
                                               ------------
                                                  1,807,288
                                               ------------
INSURANCE--5.3%
  Ace Ltd.....................      22,800          443,175
  Aetna, Inc..................       6,459          324,565
  American International
    Group, Inc.*..............       4,156          427,808
  Aon Corp....................       5,900          209,450
  Argonaut Group, Inc.........      25,400          606,425
  Chubb Corp..................      17,800          976,775
  CIGNA Corp.(1)..............      21,000        1,569,750
  Horace Mann Educators
    Corp......................       3,400           95,837
  Ohio Casualty Corp..........      14,100          235,294
  Progressive Corp............      13,500        1,249,594
  Transatlantic
    Holdings, Inc.............      18,100        1,364,287
  Unitrin, Inc................       2,800          104,650
  UnumProvident Corp..........      19,019          626,438
  XL Capital Ltd., Class A....      11,745          630,560
                                               ------------
                                                  8,864,608
                                               ------------
LEISURE & TOURISM--2.7%
  AMR Corp.+..................       7,600          482,600
  Continental Airlines, Inc.,
    Class B+..................      17,700          716,850
  Marriott
    International, Inc.,
    Class A...................      14,700          495,206

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

LEISURE & TOURISM (CONTINUED)

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
  McDonald's Corp.(1).........      66,500     $  2,743,125
                                               ------------
                                                  4,437,781
                                               ------------
MACHINERY--1.5%
  Dover Corp..................      16,800          715,050
  Flowserve Corp..............      54,900          926,437
  Nordson Corp................      16,600          735,588
  Tecumseh Products Co.,
    Class A...................       2,500          119,844
                                               ------------
                                                  2,496,919
                                               ------------
MEDICAL PRODUCTS--1.8%
  Baxter
    International, Inc........      13,500          875,813
  Becton, Dickinson & Co......      33,200          842,450
  Johnson & Johnson Co........      11,600        1,215,100
                                               ------------
                                                  2,933,363
                                               ------------
METALS & MINERALS--1.9%
  AK Steel Holding Corp.......      22,800          394,725
  Alcoa, Inc..................       7,500          455,625
  American National Can
    Group, Inc.+..............      23,800          297,500
  Carpenter Technology Corp...      20,000          487,500
  Martin Marietta
    Materials, Inc............      18,400          716,450
  Vulcan Materials Co.........      18,500          764,281
                                               ------------
                                                  3,116,081
                                               ------------
MULTI-INDUSTRY--3.3%
  Berkshire Hathaway, Inc.,
    Class A+..................          49        3,131,100
  Fortune Brands, Inc.........         200            7,087
  General Electric Co.........         400           54,225
  Monsanto Co.................      32,100        1,235,850
  Tyco International Ltd......      27,700        1,106,269
                                               ------------
                                                  5,534,531
                                               ------------
REAL ESTATE COMPANIES--0.0%
  Boardwalk
    Equities, Inc.+...........         700            5,707
  Rouse Co....................       2,900           64,162
                                               ------------
                                                     69,869
                                               ------------
REAL ESTATE INVESTMENT TRUSTS--1.0%
  CenterPoint Properties
    Corp......................       2,300           75,038
  Crescent Real Estate
    Equities Co...............      13,400          223,612
  Equity Residential
    Properties Trust..........       2,700          112,894

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
  General Growth
    Properties, Inc...........      10,500     $    303,844
  Mack-Cali Realty Corp.......       4,200          108,150
  Manufactured Home
    Communities, Inc..........      25,000          582,812
  Public Storage, Inc.........       2,700           65,138
  Vornado Realty Trust........       5,400          171,112
                                               ------------
                                                  1,642,600
                                               ------------
RETAIL--1.6%
  Consolidated Stores
    Corp.+....................      25,200          461,475
  Harcourt General, Inc.......      29,500        1,135,750
  Neiman Marcus Group, Inc.
    Class B+..................       6,617          141,859
  The Kroger Co.+ (1).........      41,500          863,719
                                               ------------
                                                  2,602,803
                                               ------------
SOFTWARE--3.1%
  Autodesk, Inc...............      17,700          329,662
  Cadence Design
    Systems, Inc.+(1).........      37,900          575,606
  Computer Associates
    International, Inc........      26,300        1,485,950
  Novell, Inc.+...............      15,400          308,000
  Oracle Corp.+...............      21,100        1,003,569
  Parametric Technology
    Corp.+....................      44,700          852,094
  SAP AG ADR..................      15,900          581,344
  Unisys Corp.................       3,400           82,450
                                               ------------
                                                  5,218,675
                                               ------------
TELECOMMUNICATIONS--1.1%
  Ericsson L.M.
    Telecommunications Co.,
    ADR Class B...............      28,700        1,225,131
  Globalstar
    Telecommunications Ltd.+..      14,644          322,168
  Nextel
    Communications, Inc.,
    Class A+..................       3,200          275,800
                                               ------------
                                                  1,823,099
                                               ------------
TELEPHONE--1.6%
  AT&T Corp...................       1,900           88,825
  Bell Atlantic Corp.(1)......       7,000          454,563
  GTE Corp....................       9,400          705,000
  MCI WorldCom, Inc.+.........      17,300        1,483,475
                                               ------------
                                                  2,731,863
                                               ------------

                                                   VALUE
     SECURITY DESCRIPTION          SHARES        (NOTE 3)
------------------------------------------------------------
TRANSPORTATION--1.1%
  Burlington Northern Santa Fe
    Corp......................      27,200     $    867,000
  XTRA Corp...................      25,000        1,039,063
                                               ------------
                                                  1,906,063
                                               ------------
TOTAL COMMON STOCK
  (cost $136,254,686).........                  150,055,461
                                               ------------
PREFERRED STOCK--3.1%
CHEMICALS--0.1%
  Hercules Trust II
    convertible 6.50%.........         250          188,595
                                               ------------
ENERGY SOURCES--1.1%
  Belco Oil & Gas Corp.
    convertible 6.50%.........      14,000          232,750
  Unocal Capital Trust
    convertible 6.25%.........      30,200        1,585,500
                                               ------------
                                                  1,818,250
                                               ------------
FINANCIAL SERVICES--0.3%
  Devon Financing Trust
    convertible 6.50%.........       1,000           63,625
  Merrill Lynch & Co., Inc.
    Series IGL
    convertible 6.25%.........      30,000          474,375
                                               ------------
                                                    538,000
                                               ------------
FOOD, BEVERAGE & TOBACCO--0.8%
  Ralston Purina Co.
    convertible 7.00%.........      29,600        1,230,250
                                               ------------
GAS & PIPELINE UTILITIES--0.6%
  Avista Corp. Series L
    convertible $1.24.........      60,000        1,046,250
                                               ------------
REAL ESTATE COMPANIES--0.0%
  Rouse Co. Series B
    convertible 3.00%.........         400           14,075
                                               ------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  General Growth
    Properties, Inc.
    convertible 7.25%.........      10,700          224,700
  Vornado Realty Trust
    Series A convertible
    6.50%.....................         300           13,631
                                               ------------
                                                    238,331
                                               ------------
TOTAL PREFERRED STOCK
  (cost $5,667,882)...........                    5,073,751
                                               ------------

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                  PRINCIPAL
                                    AMOUNT           VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------
BONDS & NOTES--2.7%
BUSINESS SERVICES--0.5%
  Waste Management, Inc.
    convertible
    4.00% due 2/01/02.........     $     550     $    462,000
  WMX Technologies, Inc.
    convertible
    2.00% due 1/24/05.........           550          449,625
                                                 ------------
                                                      911,625
                                                 ------------
ELECTRIC UTILITIES--0.3%
  Niagara Mohawk Power Corp.
    Series H
    zero coupon
    due 7/01/10...............           350          255,500
  Niagara Mohawk Power Corp.
    Series E
    7.38% due 7/01/03.........           189          189,378
                                                 ------------
                                                      444,878
                                                 ------------
ENERGY SERVICES--0.3%
  Diamond Offshore
    Drilling, Inc. convertible
    3.75% due 2/15/07.........           501          511,646
                                                 ------------
HEALTH SERVICES--1.1%
  Healthsouth Corp.
    3.25% due 4/01/03.........           800          600,000
  Medical Care
    International, Inc.
    convertible
    6.75% due 10/01/06........         1,475        1,224,250
                                                 ------------
                                                    1,824,250
                                                 ------------
MEDICAL PRODUCTS--0.3%
  Beckman Instruments
    7.45% due 3/04/08.........           550          507,732
                                                 ------------
RETAIL--0.2%
  Office Depot Inc.
    convertible zero coupon
    due 12/11/07..............           450          303,188
                                                 ------------
TOTAL BONDS & NOTES
  (cost $4,799,698)...........                      4,503,319
                                                 ------------
TOTAL INVESTMENT SECURITIES--95.8%
  (cost $146,722,266).........                    159,632,531
                                                 ------------

                                  PRINCIPAL
                                    AMOUNT           VALUE
     SECURITY DESCRIPTION       (IN THOUSANDS)     (NOTE 3)
--------------------------------------------------------------
SHORT-TERM SECURITIES--1.1%
  Cayman Island Time Deposit
    with State Street Bank and
    Trust Co.
    4.00% due 11/01/99
    (cost $1,862,000).........     $   1,862     $  1,862,000
                                                 ------------
REPURCHASE AGREEMENTS--2.2%
  Agreement with State Street
    Bank and Trust Co.,
    bearing 4.25%, dated
    10/29/99 to be repurchased
    11/01/99 in the amount of
    $134,047 collateralized by
    $135,000 U.S. Treasury
    Note 5.63% due 5/15/01
    approximate aggregate
    value $138,078
    (cost $134,000)...........           134          134,000
  Agreement with State Street
    Bank and Trust Co.,
    bearing 5.27%, dated
    10/29/99 to be repurchased
    11/01/99 in the amount of
    $3,583,573 collateralized
    by $3,695,000 Federal
    National Mortgage
    Association 5.65% due
    4/28/00 approximate
    aggregate value $3,692,783
    (cost $3,582,000).........         3,582        3,582,000
                                                 ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,716,000)...........                      3,716,000
                                                 ------------
TOTAL INVESTMENTS--
  (cost $152,300,266).........          99.1%     165,210,531
Other assets less
liabilities...................           0.9        1,532,195
                                   ---------     ------------
NET ASSETS--                           100.0%    $166,742,726
                                   =========     ============

------------------
+ Non-income producing security
* Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                    VALUE
      SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------

COMMON STOCK--90.3%
AEROSPACE & MILITARY TECHNOLOGY--0.7%
  AAR Corp.(1)..................      5,600      $    93,450
  Aviation Sales Co.+...........      2,600           45,175
  REMEC, Inc.+..................     17,000          176,375
                                                 -----------
                                                     315,000
                                                 -----------
APPAREL & TEXTILES--2.0%
  Nautica Enterprises, Inc.+....      4,800           72,000
  Spiegel, Inc., Class A +......     10,000          143,750
  Stride Rite Corp.(1)..........      4,900           32,156
  Talbots, Inc..................      2,300          108,244
  Venator Group, Inc.+..........     14,500          101,500
  Wolverine World
    Wide, Inc.(1)...............     42,000          430,500
                                                 -----------
                                                     888,150
                                                 -----------
AUTOMOTIVE--1.3%
  Apogee Enterprises, Inc.......     14,400           89,550
  Borg-Warner
    Automotive, Inc.............      3,700          146,150
  Dura Automotive
    Systems, Inc.+..............      3,200           59,200
  Polaris Industries, Inc.......      3,700          129,269
  Tower Automotive, Inc.+.......     11,000          179,437
                                                 -----------
                                                     603,606
                                                 -----------
BANKS--7.2%
  Astoria Financial Corp........      3,560          127,938
  CCB Financial Corp.(1)........     11,000          506,000
  Chittenden Corp...............      1,300           40,138
  Community Bank
    Systems, Inc................      7,000          187,250
  F.N.B. Corp...................     12,050          308,781
  Hudson United Bancorp.........      5,587          175,641
  InterWest Bancorp, Inc........     12,000          222,000
  Keystone Financial, Inc.......     12,000          300,000
  Peoples Heritage Financial
    Group, Inc..................     30,000          568,125
  Republic Security Financial
    Corp........................     22,900          191,787
  Riverview Bancorp, Inc........     14,000          158,375
  Seacoast Financial Services
    Corp........................     20,000          218,750
  Southwest Bancorp. of
    Texas, Inc.+................      7,700          132,344
  Staten Islands
    Bancorp, Inc................      6,600          127,875
                                                 -----------
                                                   3,265,004
                                                 -----------
BROADCASTING & MEDIA--1.5%
  Banta Corp....................      8,600          194,575
  Imax Corp.+...................      3,200           66,000
  Jones Intercable, Inc.,
    Class A+....................      3,500          190,750
  Pulitzer, Inc.................      2,700          115,763
  Quebecor Printing, Inc........        647           14,921

-------------------------------------------------------------


BROADCASTING & MEDIA (CONTINUED)

  R.H. Donnelley Corp...........      4,600      $    86,825
                                                 -----------
                                                     668,834
                                                 -----------
BUSINESS SERVICES--4.8%
  Bowne & Co., Inc..............     14,700          163,537
  CDI Corp.+....................      4,200          111,300
  CIRCOR International, Inc.....     11,750          111,625
  FSI International, Inc.+......     45,800          366,400
  Granite Construction, Inc.....      3,200           66,200
  HON INDUSTRIES, Inc...........     12,000          235,500
  Interim Services, Inc.+.......     27,000          443,812
  Mail-Well, Inc.+..............      6,500           86,938
  Pittston Brink's Group........      4,800           92,100
  Romac International, Inc.+....     30,500          203,969
  STERIS Corp.+.................     14,500          193,031
  United Stationers, Inc.+......      4,100          103,525
                                                 -----------
                                                   2,177,937
                                                 -----------
CHEMICALS--1.8%
  A. Schulman, Inc..............     33,700          522,350
  Ferro Corp....................      5,600          114,100
  Fuller (H.B.) Co..............      2,900          159,319
                                                 -----------
                                                     795,769
                                                 -----------
COMMUNICATION EQUIPMENT--2.6%
  Anixter
    International, Inc.+........      8,500          177,437
  Belden, Inc...................      5,500          101,063
  Network Equipment
    Technologies, Inc.+(1)......     26,000          264,875
  Vertex Communications Corp.+..     40,000          622,500
                                                 -----------
                                                   1,165,875
                                                 -----------
COMPUTERS & BUSINESS EQUIPMENT--3.4%
  Bell & Howell Co.+............      6,000          168,750
  CompUSA, Inc.+................     10,500           59,719
  Electronics for
    Imaging, Inc.+..............      1,900           76,475
  Evans & Sutherland Computer
    Corp.+......................     42,200          498,487
  Hypercom Corp.+...............     34,000          272,000
  InaCom Corp.+.................     11,000           52,938
  Kemet Corp.+..................      7,900          252,306
  Splash Technology
    Holdings, Inc.+.............     27,000          148,500
                                                 -----------
                                                   1,529,175
                                                 -----------
DRUGS--1.5%
  Omnicare, Inc.................     32,000          296,000
  Perrigo Co.+..................     42,300          319,894
  West Pharmaceutical
    Services, Inc...............      2,382           82,328
                                                 -----------
                                                     698,222
                                                 -----------

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                    VALUE
      SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------


COMMON STOCK (CONTINUED)

ELECTRIC UTILITIES--0.4%
  Sierra Pacific Resources......      7,920      $   178,200
                                                 -----------
ELECTRICAL EQUIPMENT--2.6%
  Crane Co.(1)..................      5,600          114,450
  Credence Systems Corp.+.......      5,300          241,150
  Hussmann
    International, Inc..........      8,400          134,400
  MagneTek, Inc.+...............     10,000           68,750
  Mark IV Industries, Inc.......      5,300          102,025
  Roper Industries, Inc.........      7,000          216,125
  Watts Industries, Inc.,
    Class A.....................     23,500          321,656
                                                 -----------
                                                   1,198,556
                                                 -----------
ELECTRONICS--3.2%
  Allen Telecom, Inc.+..........     13,500          122,344
  Analogic Corp.................     17,600          462,000
  Lam Research Corp.+...........      1,400          117,687
  Oak Industries, Inc.+.........      4,700          192,700
  Pittway Corp., Class A........      9,000          297,000
  Sensormatic Electronics
    Corp........................      3,100           46,888
  Tektronix, Inc................      7,000          236,250
                                                 -----------
                                                   1,474,869
                                                 -----------
ENERGY SERVICES--1.5%
  Key Energy Group, Inc.........     80,000          360,000
  Marine Drilling Co., Inc.+....     19,000          307,563
                                                 -----------
                                                     667,563
                                                 -----------
ENERGY SOURCES--2.6%
  Barrett Resources Corp.+......      5,100          171,169
  Chieftain
    International, Inc.+........     12,000          229,500
  CONSOL Energy, Inc.+..........      4,700           54,638
  Devon Energy Corp.............      5,000          194,375
  Evergreen Resources, Inc.+....     11,000          233,062
  Helmerich & Payne, Inc........      7,400          176,212
  Pennzoil-Quaker State Co......     11,700          138,206
                                                 -----------
                                                   1,197,162
                                                 -----------
ENTERTAINMENT PRODUCTS--0.7%
  Harman International
    Industries, Inc.............      4,000          163,500
  Polaroid Corp.(1).............      6,200          138,338
                                                 -----------
                                                     301,838
                                                 -----------
FINANCIAL SERVICES--2.0%
  E. W. Blanch
    Holdings, Inc...............      2,700          174,825
  MBIA, Inc.(1).................      5,500          313,844
  Webster Financial Corp.,
    Waterbury...................     15,000          427,500
                                                 -----------
                                                     916,169
                                                 -----------

-------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO--2.2%
  American Italian Pasta Co.,
    Class A+....................      7,200      $   180,900
  Aurora Foods, Inc.+...........      6,400           82,400
  Flowers
    Industries, Inc.(1).........      5,100           86,062
  International Multifoods
    Corp........................      6,400          135,200
  Lance, Inc....................      5,800           69,963
  Ralcorp Holdings, Inc.+.......      8,800          171,600
  Vlasic Foods
    International, Inc.+........     23,000          176,812
  Whitman Corp. New.............      7,800          101,400
                                                 -----------
                                                   1,004,337
                                                 -----------
FOREST PRODUCTS--1.7%
  Chesapeake Corp.(1)...........      4,800          144,000
  Deltic Timber Corp............     19,000          426,312
  Rayonier, Inc.................      1,680           68,880
  Wausau-Mosinee Paper Corp.....     10,500          132,563
                                                 -----------
                                                     771,755
                                                 -----------
GAS & PIPELINE UTILITIES--1.2%
  Avista Corp...................      5,600          100,800
  Mitchell Energy & Development
    Corp., Class B..............     10,500          250,031
  Newfield Exploration Co.+.....      6,000          176,625
                                                 -----------
                                                     527,456
                                                 -----------
HEALTH SERVICES--0.4%
  Apria Healthcare
    Group, Inc.+................      7,900          124,919
  Sierra Health
    Services, Inc.+.............     10,900           79,706
                                                 -----------
                                                     204,625
                                                 -----------
HOUSEHOLD PRODUCTS--0.4%
  Ocular Sciences, Inc.+........     11,000          201,438
                                                 -----------
HOUSING--2.2%
  Bassett Furniture
    Industries, Inc.............      6,000          108,750
  Champion
    Enterprises, Inc.+..........      3,380           30,843
  Dorel Industries, Inc.,
    Class B+....................      6,400          112,800
  Furniture Brands
    International, Inc.+........      8,000          155,000
  Hughes Supply, Inc............      3,700           80,244
  Interface, Inc................     11,000           44,000
  Kaufman & Broad Home Corp.....      3,800           76,237
  Kimball International, Inc.,
    Class B.....................        300            4,800
  Pulte Corp....................     10,290          207,086
  Toll Brothers, Inc.+..........      9,600          168,000
                                                 -----------
                                                     987,760
                                                 -----------
INSURANCE--11.6%
  Chiyoda Fire & Marine
    Insurance Co., Ltd..........     50,000          189,412

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                    VALUE
      SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------


COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)

  Enhance Financial Services
    Group, Inc..................     42,200      $   770,150
  Everest Reinsurance
    Holdings, Inc...............      5,000          128,750
  Financial Security Assured
    Holdings Ltd................     12,500          704,687
  First American Financial
    Corp........................     45,000          666,562
  Frontier Insurance
    Group, Inc..................      7,040           62,480
  Gallagher (Arthur J.) & Co....      3,100          160,425
  Harleysville Group, Inc.......      4,300           72,294
  HCC Insurance
    Holdings, Inc...............      7,600           85,500
  IPC Holdings Ltd..............     20,000          332,500
  LaSalle Re Holdings Ltd.......     36,100          467,044
  Leucadia National Corp........     20,400          478,125
  Ohio Casualty Corp............      2,360           39,383
  Old Republic International
    Corp........................     25,000          342,187
  Presidential Life Corp........      4,500           82,688
  Radian Group, Inc.............      3,199          168,947
  Stewart Information Services
    Corp........................     35,000          520,625
                                                 -----------
                                                   5,271,759
                                                 -----------
INVESTMENT COMPANIES--1.4%
  Capital Southwest Corp........      5,500          363,000
  Morgan Stanley Asia-Pacific
    Fund+.......................     29,000          280,938
                                                 -----------
                                                     643,938
                                                 -----------
LEISURE & TOURISM--0.9%
  CKE Restaurants, Inc..........      5,600           37,800
  Landry's Seafood
    Restaurants, Inc.+..........     28,000          210,000
  Lone Star Steakhouse &
    Saloon, Inc.+...............      6,900           54,984
  Prime Hospitality Corp.+......      9,600           75,000
  Ryan's Family Steak
    Houses, Inc.+...............      4,800           50,100
                                                 -----------
                                                     427,884
                                                 -----------
MACHINERY--5.7%
  Alamo Group, Inc..............     40,400          333,300
  Applied Power, Inc.,
    Class A.....................      3,300           95,906
  Federal Signal Corp...........     24,200          455,262
  Flowserve Corp................     17,000          286,875
  Gleason Corp..................     17,700          307,537
  JLG Industries, Inc...........     16,600          212,688
  Regal-Beloit Corp.............      7,200          156,600
  Standard Register.............      3,900           85,313
  Stewart & Stevenson
    Services, Inc...............     14,000          184,625

-------------------------------------------------------------


MACHINERY (CONTINUED)

  Toyoda Auto Loom+.............     25,000      $   486,717
                                                 -----------
                                                   2,604,823
                                                 -----------
MEDICAL PRODUCTS--1.6%
  DENTSPLY
    International, Inc..........      3,400           78,838
  Invacare Corp.................      6,400          133,600
  Sola International, Inc.+.....     25,000          350,000
  Sunrise Medical, Inc.+........      8,800           49,500
  Varian Medical
    Systems, Inc................      6,000          126,375
                                                 -----------
                                                     738,313
                                                 -----------
METALS & MINERALS--1.8%
  American National Can
    Group, Inc..................      5,900           73,750
  Martin Marietta
    Materials, Inc..............      2,400           93,450
  NS Group, Inc.+...............     19,000          192,375
  Reynolds Metals Co.(1)........      7,500          453,281
                                                 -----------
                                                     812,856
                                                 -----------
MULTI-INDUSTRY--0.1%
  Renaissance Holdings Co.+.....      1,300           47,369
                                                 -----------
REAL ESTATE COMPANIES--4.9%
  Avatar Holdings, Inc.+........     12,500          228,125
  Catellus Development Corp.+...     49,600          582,800
  Forest City
    Enterprises, Inc.,
    Class A.....................     23,500          587,500
  LNR Property Corp.............     25,000          484,375
  Wellsford Real
    Properties, Inc.+...........     42,400          349,800
                                                 -----------
                                                   2,232,600
                                                 -----------
REAL ESTATE INVESTMENT TRUSTS--6.1%
  Chateau Communities, Inc......      4,800          122,400
  Chelsea GCA Realty, Inc.......        700           21,700
  FelCor Suite Hotels, Inc......      8,000          136,000
  Gables Residential Trust......     12,000          290,250
  Glenborough Realty
    Trust, Inc..................      7,900          103,194
  Home Properties of New
    York, Inc...................     12,500          333,594
  IRT Property Co...............     24,000          202,500
  JDN Realty Corp...............      6,100          116,281
  Kilroy Realty Corp............      2,900           55,644
  Koger Equity, Inc.............     31,300          485,150
  Mack-Cali Realty Corp.........      3,000           77,250
  MGI Properties, Inc...........      1,100           10,656
  Parkway Properties, Inc.......      5,000          153,125
  Prentiss Properties Trust.....     15,000          321,562
  Summit Properties, Inc........     17,000          325,125
                                                 -----------
                                                   2,754,431
                                                 -----------
RETAIL--4.3%
  Borders Group, Inc.+..........     11,100          144,300

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                     SHARES/
                                    PRINCIPAL
                                      AMOUNT          VALUE
      SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------

COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)

                                     SHARES/
                                    PRINCIPAL
                                      AMOUNT          VALUE
      SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------
  Casey's General
    Stores, Inc.................        5,400      $    69,188
  Ethan Allen
    Interiors, Inc..............        4,000          142,250
  Great Atlantic & Pacific Tea
    Co., Inc....................        5,600          159,950
  Jostens, Inc.(1)..............       22,000          464,750
  Men's Wearhouse, Inc.+........        3,600           78,750
  Movado Group, Inc.............        4,600          100,337
  Payless ShoeSource, Inc.+.....        7,000          320,687
  Pier 1 Imports, Inc...........       64,600          383,562
  Ruddick Corp..................        3,000           51,188
  Wet Seal, Inc.+...............        3,100           43,400
                                                   -----------
                                                     1,958,362
                                                   -----------
SOFTWARE--1.7%
  Complete Business
    Solutions, Inc..............        5,000           72,500
  Computer Horizons Corp.+(1)...       30,000          331,875
  JDA Software Group, Inc.+.....       21,000          186,375
  Mentor Graphics Corp.+........        9,500           76,000
  Quantum Corp.+................       10,900           66,762
  Storage Technology Corp.+.....        2,800           44,100
                                                   -----------
                                                       777,612
                                                   -----------
TELECOMMUNICATIONS--0.4%
  General Communication, Inc.,
    Class A+....................       33,970          163,481
                                                   -----------
TELEPHONE--0.6%
  Aspect Telecommunications
    Corp.+......................       10,000          251,875
                                                   -----------
TRANSPORTATION--1.3%
  Budget Group, Inc.,
    Class A+....................        2,000           14,000
  CNF Transportation, Inc.......        4,600          152,088
  Knight Transportation,
    Inc.+.......................       12,000          162,000
  Knightsbridge Tankers Ltd.....       12,000          181,500
  Pittston Burlington Co........        8,800           64,900
                                                   -----------
                                                       574,488
                                                   -----------
TOTAL COMMON STOCK
  (cost $43,864,791)............                    40,999,091
                                                   -----------
BONDS & NOTES--1.1%
HEALTH SERVICES--1.1%
  Phymatrix Corp., convertible
    6.75% due 6/15/03
    (cost $461,895).............      $ 1,000          495,000
                                                   -----------
TOTAL INVESTMENT SECURITIES--91.4%
  (cost $44,326,686)............                    41,494,091
                                                   -----------
                                    PRINCIPAL
                                      AMOUNT          VALUE
      SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------
REPURCHASE AGREEMENTS--7.7%
Agreement with State Street Bank
  and Trust Co., bearing 4.25%,
  dated 10/29/99 to be
  repurchased 11/01/99 in the
  amount of $265,094
  collateralized by $275,000
  U.S. Treasury Note 5.00%, due
  2/28/01 approximate aggregate
  value $274,560
  (cost $265,000)...............      $   265      $   265,000
Agreement with State Street Bank
  and Trust Co., bearing 4.25%,
  dated 10/29/99 to be
  repurchased 11/01/99 in the
  amount of $2,262,801
  collateralized by $1,665,000
  U.S. Treasury Bond 12.00%, due
  8/15/13 approximate aggregate
  value $2,311,603
  (cost $2,262,000).............        2,262        2,262,000
Agreement with State Street Bank
  and Trust Co., bearing 5.15%,
  dated 10/29/99 to be
  repurchased 11/01/99 in the
  amount of $970,416
  collateralized by $950,000
  U.S. Treasury Bond 7.63%, due
  2/15/07 approximate aggregate
  value $992,513
  (cost $970,000)...............          970          970,000
                                                   -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,497,000).............                     3,497,000
                                                   -----------
TOTAL INVESTMENTS--
  (cost $47,823,686)............         99.1%      44,991,091
  Other assets less
    liabilities.................          0.9          391,684
                                      -------      -----------
NET ASSETS--                            100.0%     $45,382,775
                                      =======      ===========

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------

COMMON STOCK--93.3%
ARGENTINA--0.2%
  Banco Frances del Rio de la
    Plata SA ADR (Finance).....        1,460    $    31,938
  Banco de Galicia y Buenos
    Aires SA de CV ADR
    (Finance)..................          909         19,203
  Telefonica de Argentina SA
    ADR (Utilities)............        2,690         68,931
  TV Azteca SA de CV ADR+
    (Information &
    Entertainment).............        2,100          8,531
                                                -----------
                                                    128,603
                                                -----------
AUSTRALIA -- 1.9%
  Brambles Industries Ltd.
    (Industrial &
    Commercial)................       10,850        305,130
  Broken Hill Proprietary Co.,
    Ltd. (Materials)...........        6,094         62,983
  Colonial Ltd. (Finance)......       31,599        116,269
  Commonwealth Bank of
    Australia (Finance)........        8,319        136,339
  Lend Lease Corp., Ltd.
    (Finance)..................        4,062         46,737
  News Corp., Ltd.
    (Information &
    Entertainment).............       11,701         84,616
  Publishing & Broadcasting
    Ltd.
    (Information &
    Entertainment).............       16,000         94,890
  TABCORP Holdings Ltd.
    (Information &
    Entertainment).............       34,100        216,151
  Telstra Corp.-Installment
    Receipt
    (Information Technology)...       26,519        134,900
  Telstra Corp.
    (Information Technology)...       43,820        140,559
  Western Mining Corp., Ltd.
    (Materials)................       47,400        203,427
  Westpac Banking Corp., Ltd.
    (Finance)..................       19,390        124,417
                                                -----------
                                                  1,666,418
                                                -----------
AUSTRIA--0.3%
  Erste Bank Der
    Oesterreichischen
    Sparkassen AG (Finance)....        5,300        279,186
                                                -----------
BELGIUM--0.6%
  Dexia Belgium (Credit
    Communal) (Finance)........          284         41,612
  Fortis (B) (Finance).........        5,690        192,119
  KBC Bancassurance Holding+
    (Finance)..................        4,810        247,911

------------------------------------------------------------


BELGIUM (CONTINUED)

  UCB SA (Healthcare)..........          670    $    24,983
                                                -----------
                                                    506,625
                                                -----------
BOTSWANA--0.1%
  Sechaba Brewery Ltd.
    (Consumer Staples).........       79,800         79,656
                                                -----------
BRAZIL--0.2%
  Compania Brasileira de
    Distribuidora GDR
    (Industrial &
    Commercial)................        2,696         58,975
  Compania Energetica de Minas
    Gerais ADR (Utilities).....        1,888         26,984
  Telecomunicacoes de
    Brasileiras SA ADR
    (Information Technology)...        5,795            272
  Uniao De Banco Brasilieros SA
    GDR+ (Finance).............        2,000         46,250
                                                -----------
                                                    132,481
                                                -----------
CANADA--1.7%
  Alcan Aluminium Ltd.
    (Materials) ...............        1,740         57,039
  Inco Ltd. (Materials)........       14,200        285,563
  Nortel Networks Corp.
    (Information Technology)...       12,670        779,447
  Rogers Communications, Inc.,
    Class B+
    (Information &
    Entertainment).............       18,420        372,930
  Royal Bank of Canada
    (Finance)..................          640         27,589
                                                -----------
                                                  1,522,568
                                                -----------
CHILE--0.0%
  Chilectra SA ADR*
    (Utilities)................          422          7,504
                                                -----------
CHINA--0.1%
  Huaneng Power
    International, Inc., ADR+
    (Industrial &
    Commercial)................        4,000         48,500
                                                -----------
DENMARK--0.2%
  Den Danske Bank Group
    (Finance)..................          480         54,682
  Tele Danmark A/S
    (Utilities)................        1,240         75,282
  Unidanmark A/S, Class A
    (Finance)..................          540         42,031
                                                -----------
                                                    171,995
                                                -----------

STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

FINLAND--2.9%
  Nokia Corp., Class A ADR
    (Information Technology)...        6,000    $   693,375
  Nokia Oyj
    (Information Technology)...        6,540        748,515
  Sonera Oyj
    (Information Technology)...       15,540        466,671
  Stora Enso Oyj (Materials)...       25,720        338,170
  UPM-Kymmene Oyj
    (Materials)................        8,750        276,110
                                                -----------
                                                  2,522,841
                                                -----------
FRANCE--11.8%
  Alcatel SA
    (Information Technology)...        1,370        213,994
  Axa (Finance)................        5,864        827,135
  Banque Nationale de Paris
    (Finance)..................        6,730        591,092
  Canal Plus
    (Information &
    Entertainment).............        8,584        595,919
  Cap Gemini SA
    (Information Technology)...          920        139,349
  Carrefour SA
    (Consumer Discretionary)...        5,878      1,088,168
  Compagnie de Saint Gobain
    (Materials)................        2,710        470,335
  Credit Commercial de France
    (Finance)..................          450         51,830
  Elf Aquitaine SA (Energy)....            4            589
  Groupe Danone
    (Consumer Staples).........          170         43,362
  Hermes International
    (Consumer Discretionary)...          890         97,359
  L' Oreal SA
    (Consumer Staples).........          160        106,784
  Lafarge SA (Materials).......          532         51,202
  Legrand SA
    (Information Technology)...          970        232,117
  Pinault-Printemps-Redoute SA
    (Consumer Discretionary)...          920        175,444
  Sanofi-Synthelabo SA+
    (Healthcare)...............        7,174        316,553
  Schneider Electric SA
    (Information Technology)...        3,548        244,444
  Societe Generale (Finance)...        2,786        606,604
  Societe Generale
    d'Enterprises SA
    (Industrial &
    Commercial)................        8,850        411,452

------------------------------------------------------------


FRANCE (CONTINUED)

  Societe Television Francaise
    1
    (Information &
    Entertainment).............        1,045    $   327,557
  Sodexho Alliance SA
    (Multi-industry)...........        1,578        258,932
  Suez Lyonnaise des Eaux SA
    (Utilities)................        3,730        602,242
  Total Fina SA, Class B
    (Energy)...................       13,608      1,839,294
  Unibail (Union du Credit-Bail
    Immobilier) (Real
    Estate)....................        2,000        292,414
  Usinor SA (Materials)........       21,420        297,630
  Vivendi (Multi-industry).....        7,032        532,926
                                                -----------
                                                 10,414,727
                                                -----------
GERMANY--5.9%
  Allianz AG (Finance).........          720        219,248
  Bayer AG (Materials).........       16,773        686,300
  Celanese AG (Materials)......        1,086         17,135
  Deutsche Bank AG (Finance)...        3,581        256,887
  Deutsche Telekom AG
    (Information Technology)...        4,537        208,547
  Dresdner Bank AG (Finance)...        4,527        190,469
  Epcos AG+
    (Information Technology)...        9,000        369,010
  Gehe AG (Healthcare).........        5,290        184,734
  Hoechst AG (Materials).......       11,370        500,506
  HypoVereinsbank (Finance)....        5,090        334,084
  Intershop Communications AG+
    (Information Technology)...        1,600        200,273
  Mannesmann AG
    (Industrial &
    Commercial)................        7,420      1,166,807
  Rhoen-Klinikum AG
    (Healthcare)...............        2,040         82,612
  SAP AG
    (Information Technology)...          520        193,187
  Siemens AG
    (Multi-industry)...........        1,189        106,743
  Veba AG (Utilities)..........        9,850        532,541
                                                -----------
                                                  5,249,083
                                                -----------
GREECE--0.3%
  Hellenic Telecommunications
    Organization SA+
    (Information Technology)...        9,100        192,821
  Panafon Hellenic Telecom SA+
    (Information Technology)...        7,600        100,497
                                                -----------
                                                    293,318
                                                -----------

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

HONG KONG--2.3%
  Cable & Wireless HKT Ltd.
    (Information Technology)...       40,800    $    93,222
  Cheung Kong (Holdings) Ltd.
    (Real Estate)..............       14,000        127,502
  China Telecom
    (Hong Kong) Ltd.+
    (Information Technology)...      183,800        628,164
  CLP Holdings Ltd.
    (Utilities)................       23,000        105,696
  Cosco Pacific Ltd.
    (Industrial &
    Commercial)................      174,700        130,432
  Dao Heng Bank Group Ltd.
    (Finance)..................       10,000         45,440
  First Pacific Co., Ltd.
    (Multi-industry)...........       80,000         46,341
  Henderson Land Development
    Co., Ltd. (Real Estate)....       20,000         90,880
  Hutchison Whampoa Ltd.
    (Multi-industry)...........       45,500        456,845
  New World Development Co.,
    Ltd. (Real Estate).........       18,000         34,061
  Pacific Century
    Cyberworks Ltd.+
    (Information Technology)...       53,000         40,252
  Peregrine Investments
    Holdings
    Ltd.(1) (Finance)..........       91,000              0
  Sun Hung Kai Properties Ltd.
    (Real Estate)..............       11,000         89,206
  Wharf Holdings Ltd.
    (Multi-industry)...........       57,000        164,723
                                                -----------
                                                  2,052,764
                                                -----------
INDIA--0.1%
  ICICI Ltd. ADR (Finance).....        6,008         66,088
  Mahanagar Telephone Nigam
    Ltd. GDR
    (Information Technology)...        2,000         15,801
                                                -----------
                                                     81,889
                                                -----------
INDONESIA--0.1%
  PT Hanjaya Mandala Sampoerna
    Tbk
    (Consumer Staples).........       29,700         68,889
                                                -----------
IRELAND--1.1%
  Bank of Ireland (Finance)....       49,800        388,675
  CBT Group PLC ADR+
    (Information Technology)...        2,527         52,119

------------------------------------------------------------


IRELAND (CONTINUED)

  CRH PLC (Materials)..........       26,090    $   492,598
                                                -----------
                                                    933,392
                                                -----------
ITALY--4.3%
  Assicurazione Generali SpA
    (Finance)..................       15,530        498,224
  Banca di Roma SpA (Finance)..       26,000         35,006
  Bipop-Carire SpA (Finance)...        5,000        211,685
  ENI SpA (Energy).............       42,771        250,137
  Istituto Mobiliare Italiano
    SpA
    (Industrial &
    Commercial)................       42,762        554,144
  Istituto Nazionale delle
    Assicurazioni SpA
    (Finance)..................       41,000        124,418
  Italgas SpA (Utilities)......        8,000         33,070
  Mediolanum SpA (Finance).....       14,780        120,173
  Seat Pagine Gialle SpA
    (Information &
    Entertainment).............      217,510        310,008
  Tecnost SpA
    (Information Technology)...       27,000         51,972
  Telecom Italia Mobile SpA
    (Information Technology)...       74,000        462,351
  Telecom Italia SpA
    (Information Technology)...       69,447        599,723
  Unicredito Italiano SpA
    (Finance)..................      120,048        561,912
                                                -----------
                                                  3,812,823
                                                -----------
JAPAN--17.8%
  Aiful Corp. (Finance)........          650        100,988
  Bridgestone Corp.
    (Consumer Discretionary)...        3,000         82,574
  Canon, Inc.
    (Information Technology)...       15,000        424,379
  Citizen Watch Co.
    (Consumer Discretionary)...        6,000         42,409
  Daiichi Pharmaceutical Co.,
    Ltd. (Healthcare)..........        3,000         43,013
  Daiwa House Industry Co.,
    Ltd. (Consumer Staples)....        9,000         82,344
  DDI Corp. (Utilities)........           19        207,730
  Denso Corp.
    (Consumer Discretionary)...       12,000        256,641
  East Japan Railway Co.
    (Industrial &
    Commercial)................           23        140,951
  Fanuc Ltd.
    (Information Technology)...        1,900        147,598
  Fuji Heavy Industries Ltd.
    (Consumer Discretionary)...       59,000        501,333

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)

  Fujitsu Ltd.
    (Information Technology)...       32,000    $   963,652
  Hitachi Ltd.
    (Information Technology)...       14,000        151,319
  Honda Motor Co., Ltd.
    (Consumer Discretionary)...        1,000         42,198
  Ito-Yokado Co., Ltd.
    (Consumer Discretionary)...        2,000        159,969
  KAO Corp.
    (Consumer Staples).........        8,000        243,982
  Kokuyo Co., Ltd.
    (Information Technology)...        5,000         90,774
  Komori Corp.
    (Industrial &
    Commercial)................        4,000         86,890
  Kuraray Co., Ltd.
    (Healthcare)...............       11,000        147,694
  Kyocera Corp.
    (Information Technology)...        4,600        441,162
  Makita Corp.
    (Consumer Discretionary)...        6,000         57,601
  Marui Co., Ltd.
    (Consumer Discretionary)...       11,000        207,826
  Matsushita Electric
    Industrial Co., Ltd.
    (Information Technology)...       18,000        378,920
  Mitsubishi Corp.
    (Industrial &
    Commercial)................       11,000         79,122
  Mitsubishi Heavy Industries
    Ltd.
    (Industrial &
    Commercial)................       49,000        192,203
  Mitsui Fudosan Co., Ltd.
    (Real Estate)..............       22,000        164,362
  Murata Manufacturing Co.,
    Ltd.
    (Information Technology)...       12,000      1,542,150
  NEC Corp.
    (Information Technology)...       26,300        532,205
  Nippon Telegraph & Telephone
    Corp. (Utilities)..........           72      1,104,824
  Nissan Motor Co., Ltd.
    (Consumer Discretionary)...       16,000         95,905
  Nomura Securities Co., Ltd.
    (Finance)..................       19,000        313,599
  NTT Mobile Communications
    Network, Inc.
    (Information Technology)...           47      1,248,585
  Rohm Co., Ltd.
    (Information Technology)...        1,500        336,626
  Sankyo Co., Ltd.
    (Healthcare)...............       12,000        341,805

------------------------------------------------------------


JAPAN (CONTINUED)

  Sanrio Co., Ltd.
    (Information &
    Entertainment).............        5,000    $   263,738
  Sekisui Chemical Co., Ltd.
    (Materials)................       15,000         73,799
  Sekisui House Ltd.
    (Consumer Discretionary)...        9,000         97,449
  Seven-Eleven Japan Co., Ltd.
    (Consumer Discretionary)...        2,000        183,178
  Shin-Etsu Chemical Co., Ltd.
    (Materials)................        5,000        206,195
  Shiseido Co., Ltd.
    (Consumer Staples).........        5,000         76,244
  Softbank Corp.
    (Information Technology)...        1,100        456,795
  Sony Corp.
    (Information Technology)...        4,000        623,765
  Sumitomo Bank Ltd.
    (Finance)..................       13,000        209,207
  Sumitomo Corp.
    (Industrial &
    Commercial)................       18,000        131,543
  Sumitomo Electric Industries
    (Information Technology)...       19,000        255,289
  Takeda Chemical Industries
    Ltd. (Healthcare)..........       10,700        614,683
  TDK Corp.
    (Information &
    Entertainment).............        4,000        391,675
  Tokio Marine & Fire Insurance
    Co., Ltd. (Finance)........        6,000         78,546
  Tokyo Electron Ltd.
    (Information Technology)...        1,000         83,054
  Toppan Printing Co., Ltd.
    (Information &
    Entertainment).............        8,000         98,130
  Toshiba Corp.
    (Information Technology)...       30,000        188,741
  UNY Co., Ltd.
    (Consumer Discretionary)...        6,000         77,683
  Yamanouchi Pharmaceutical
    Co., Ltd. (Healthcare).....       15,000        680,445
                                                -----------
                                                 15,743,492
                                                -----------
KAZAKHSTAN--0.1%
  Firebird Republica Fund
    Ltd. (1)
    (Investment Companies).....          960         52,936
                                                -----------
KOREA--0.9%
  Korea Telecom Corp. ADR
    (Information Technology)...        7,390        260,497
  Pohang Iron & Steel Co., Ltd.
    ADR (Materials)............        6,500        216,938

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)
KOREA (CONTINUED)

  Samsung Electronics
    (Information Technology)...        2,100    $   350,146
                                                -----------
                                                    827,581
                                                -----------
LUXEMBOURG--0.0%
  Societe Europeenne des
    Satellites SA
    (Information &
    Entertainment).............          260         32,476
                                                -----------
MEXICO--1.0%
  Cemex SA (Materials).........        1,200         27,000
  Cemex SA de CV (Materials)...        6,834         30,928
  Fomento Economico Mexicano SA
    de CV
    (Multi-industry)...........       15,000         48,689
  Gruma SA, Class B+
    (Consumer Staples).........        5,209          6,807
  Grupo Industrial Maseca SA de
    CV, Class B+
    (Consumer Staples).........        9,000          4,494
  Grupo Modelo SA de CV,
    Class C
    (Consumer Staples).........       20,000         48,897
  Grupo Televisa SA de CV GDR
    (Information &
    Entertainment).............        6,100        259,250
  Kimberly-Clark de Mexico SA
    de CV, Class A
    (Consumer Staples).........       12,526         40,138
  Telefonos de Mexico SA ADR
    (Utilities)................        5,150        440,325
                                                -----------
                                                    906,528
                                                -----------
NETHERLANDS--7.7%
  ABN Amro Holdings NV
    (Finance)..................        8,478        205,015
  Akzo Nobel NV (Materials)....          720         31,005
  ASM Lithography
    Holdings NV+
    (Information Technology)...       12,090        853,302
  Benckiser NV Class B
    (Consumer Staples).........        3,830        226,407
  CSM NV
    (Consumer Staples).........        3,230        148,979
  DSM NV (Materials)...........        7,500        283,999
  Elsevier NV
    (Information &
    Entertainment).............        9,070         86,149

------------------------------------------------------------


NETHERLANDS (CONTINUED)

  Equant NV
    (Information Technology)...        1,050    $   102,161
  Fortis NV (Finance)..........        8,170        281,269
  Gucci Group NV-NY Registry
    Shares
    (Consumer Discretionary)...        1,523        122,982
  ING Groep NV (Finance).......       22,100      1,303,629
  Koninklijke (Royal) Philips
    Electronics NV
    (Information Technology)...        8,953        918,178
  Nutreco Holding NV
    (Consumer Staples).........        5,918        202,308
  Royal Dutch Petroleum Co.
    (Energy)...................        5,330        318,609
  Royal Koninklijke KPN NV
    (Utilities)................        1,020         52,346
  STMicroelectronics NV
    (Information Technology)...        3,552        311,970
  STMicroelectronics NV NY
    Registry Shares
    (Information Technology)...        5,330        484,364
  TNT Post Group NV
    (Industrial &
    Commercial)................        1,070         27,237
  Unilever NV
    (Consumer Staples).........        2,097        138,961
  United Pan-Europe
    Communications NV+
    (Information &
    Entertainment).............          660         50,748
  VNU NV
    (Information &
    Entertainment).............        3,360        113,625
  Wolters Kluwer NV
    (Information &
    Entertainment).............       17,044        569,564
                                                -----------
                                                  6,832,807
                                                -----------
NEW ZEALAND--0.1%
  Telecommunications Corp. of
    New Zealand Ltd.
    (Information Technology)...       23,000         92,570
                                                -----------
NORWAY--0.7%
  Norsk Hydro ASA (Materials)..       10,590        422,332
  Orkla ASA, Class A
    (Multi-industry)...........       13,370        186,534
                                                -----------
                                                    608,866
                                                -----------
PORTUGAL--0.2%
  Jeronimo Martins SGPS SA
    (Consumer Staples).........        6,918        193,124
                                                -----------

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

SINGAPORE--1.2%
  Allgreen Properties, Ltd.+
    (Real Estate)..............          100    $        85
  Natsteel Electronics Ltd.
    (Information Technology)...       47,000        183,671
  Neptune Orient Lines Ltd.
    (Industrial &
    Commercial)................       88,600        128,375
  OverSeas Chinese Banking
    Corp., Ltd. (Finance)......       35,070        263,557
  Singapore Press Holdings Ltd.
    (Information &
    Entertainment).............       15,077        258,339
  Singapore Telecommunications
    Ltd.
    (Information Technology)...       18,000         34,197
  United Overseas Bank Ltd.
    (Finance)..................       27,000        204,533
                                                -----------
                                                  1,072,757
                                                -----------
SPAIN--3.5%
  Amadeus Global Travel
    Distribution SA+
    (Information &
    Entertainment).............       26,378        157,873
  Argentaria Caja Postal y
    Banco Hipotecario de
    Espanol SA (Finance).......       22,240        493,595
  Banco Bilbao Vizcaya SA
    (Finance)..................        5,440         73,128
  Banco Popular Espanol SA
    (Finance)..................          780         52,508
  Banco Santander Central
    Hispano SA (Finance).......       19,652        204,022
  Endesa SA (Utilities)........        7,170        143,520
  Fomento de Construcciones y
    Contratas SA
    (Industrial &
    Commercial)................       15,002        376,350
  Gas Natural SDG SA
    (Utilities)................        4,020         88,797
  Iberdrola SA (Utilities).....       11,120        162,115
  Repsol SA (Energy)...........       25,141        518,313
  Telefonica SA (Utilities)....       49,614        816,197
                                                -----------
                                                  3,086,418
                                                -----------
SWEDEN--4.3%
  ABB AG+ (Utilities)..........        1,354        134,840
  AstraZeneca Group PLC
    (Healthcare)...............        9,398        424,533
  Atlas Copco AB, Class A
    (Industrial &
    Commercial)................       11,748        309,985
  Atlas Copco AB, Class B
    (Industrial &
    Commercial)................        2,660         69,217

------------------------------------------------------------


SWEDEN (CONTINUED)

  Electrolux AB
    (Consumer Discretionary)...       41,200    $   821,595
  Ericsson L.M.
    Telecommunications Co.,
    Class B
    (Information Technology)...       10,970        456,194
  Esselte AB
    (Information Technology)...        1,340          8,962
  Hennes & Mauritz AB, Class B
    (Consumer Discretionary)...       16,660        442,632
  Nordbanken Holding AB
    (Finance)..................       35,533        207,391
  Sandvik AB, Class B
    (Consumer Discretionary)...       24,280        628,847
  Securitas AB, Series B
    (Consumer Discretionary)...        3,262         48,391
  SKF AB, Series B
    (Industrial &
    Commercial)................       12,310        249,972
                                                -----------
                                                  3,802,559
                                                -----------
SWITZERLAND--5.0%
  ABB Ltd.
    (Industrial &
    Commercial)................        5,952        599,378
  Adecco SA
    (Industrial &
    Commercial)................          780        472,820
  Clariant AG (Materials)......          420        183,783
  Credit Suisse Group
    (Finance)..................        1,064        204,521
  Nestle SA
    (Consumer Staples).........          360        694,352
  Novartis AG (Healthcare).....          350        523,519
  Roche Holdings AG
    (Healthcare)...............           37        444,204
  Swisscom AG (Utilities)......          177         53,937
  UBS AG (Finance).............        2,886        839,691
  Zurich Allied AG (Finance)...          690        390,652
                                                -----------
                                                  4,406,857
                                                -----------
TAIWAN--0.2%
  Hon Hai Precision Industry
    Co., Ltd. GDR*+
    (Information Technology)...        5,076         83,145
  Ritek Corp
    (Information Technology)...        7,590        101,326
                                                -----------
                                                    184,471
                                                -----------
TURKEY--0.1%
  Akbank TAS (Finance).........    6,080,400         94,854
                                                -----------

                                       64
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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)


                                                   VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
------------------------------------------------------------


COMMON STOCK (CONTINUED)

UKRAINE--0.1%
  Haci Omer Sabanci Holding AS
    (Finance)..................    3,592,900    $   106,493
                                                -----------
UNITED KINGDOM--15.1%
  Abbey National PLC
    (Finance)..................       12,000        234,254
  Barclays PLC (Finance).......       16,690        512,025
  BG PLC (Utilities)...........       16,294         90,497
  BP Amoco PLC (Energy)........       22,000        213,649
  BP Amoco PLC ADR (Energy)....        7,040        406,560
  Cable & Wireless PLC
    (Information Technology)...       27,334        318,898
  Cadbury Schweppes PLC
    (Consumer Staples).........       49,000        318,846
  Caradon PLC
    (Consumer Discretionary)...       14,800         34,499
  Centrica PLC (Utilities).....       13,500         39,209
  Colt Telecom Group PLC+
    (Information Technology)...       24,080        718,955
  Compass Group PLC
    (Information &
    Entertainment).............       36,000        384,509
  Diageo PLC
    (Consumer Staples).........       49,696        505,478
  Electrocomponents PLC
    (Information Technology)...        9,000         80,599
  GKN PLC
    (Consumer Discretionary)...        3,000         48,261
  Glaxo Wellcome PLC
    (Healthcare)...............       21,633        638,430
  Granada Group PLC
    (Information &
    Entertainment).............       42,000        333,339
  Hays PLC
    (Industrial &
    Commercial)................        4,000         45,484
  Hilton Group PLC
    (Information &
    Entertainment).............       22,000         67,240
  HSBC Holdings PLC (Finance)..       14,400        173,315
  Invensys PLC
    (Industrial &
    Commercial)................       99,041        486,605
  Kingfisher PLC
    (Consumer Discretionary)...       40,000        437,748
  National Westminster Bank PLC
    (Finance)..................       45,000      1,015,990
  Next PLC
    (Consumer Discretionary)...       21,870        235,925
  Old Mutual PLC+ (Finance)....       87,700        185,900
  Orange PLC
    (Information Technology)...       21,100        524,233
  Peninsular & Oriental Steam
    Navigation Co.
    (Information &
    Entertainment).............       31,900        458,658

------------------------------------------------------------


UNITED KINGDOM (CONTINUED)

  Rank Group PLC
    (Information &
    Entertainment).............        8,000    $    24,911
  Reckitt & Colman PLC
    (Consumer Staples).........       12,700        154,010
  Reed International PLC
    (Information &
    Entertainment).............       67,000        393,037
  Rio Tinto PLC (Materials)....       14,000        239,020
  Safeway PLC
    (Consumer Discretionary)...       15,000         47,324
  SEMA Group PLC
    (Information Technology)...       21,430        279,949
  Shell Transport & Trading Co.
    PLC (Energy)...............      167,930      1,285,892
  Smith (David S.) Holdings PLC
    (Materials)................       18,000         56,493
  SmithKline Beecham PLC+
    (Healthcare)...............       52,800        681,073
  Tesco PLC
    (Consumer Discretionary)...       74,000        219,786
  Tomkins PLC
    (Multi-industry)...........       58,744        198,790
  Unilever PLC
    (Consumer Staples).........       28,214        261,941
  United News & Media PLC
    (Information &
    Entertainment).............       20,000        191,761
  Vodafone AirTouch PLC
    (Information Technology)...      180,110        839,037
                                                -----------
                                                 13,382,130
                                                -----------
UNITED STATES--1.2%
  Larsen & Toubro Ltd. GDR*
    (Multi-industry)...........        7,600        164,920
  MIH Ltd.+
    (Information &
    Entertainment).............        5,900        265,500
  Partner Communication Co.,
    Ltd. ADR+
    (Information Technology)...        9,680        152,460
  SK Telecom Co., Ltd. ADR
    (Information Technology)...        9,900        129,319
  Tlekomunikacja Polska SA
    (Information Technology)...       19,787        100,342
  Tyco International Ltd.
    (Multi-industry)...........        6,840        273,172
                                                -----------
                                                  1,085,713
                                                -----------
TOTAL COMMON STOCK
  (cost $70,634,466)...........                  82,485,894
                                                -----------

STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                     SHARES/
                                    PRINCIPAL
                                     AMOUNT           VALUE
     SECURITY DESCRIPTION        (IN THOUSANDS)      (NOTE 3)
---------------------------------------------------------------
PREFERRED STOCK--1.3%
AUSTRALIA--0.1%
  News Corp., Ltd.
    (Information &
    Entertainment).............        11,188      $    75,748
                                                   -----------
BRAZIL--0.7%
  Banco Bradesco SA (Finance)..     4,258,000           20,832
  Banco Itau SA+ (Finance) ....       510,000           29,262
  Companhia Energetica de Minas
    Gerais (Utilities).........     1,443,000           20,551
  Petroleo Brasileiros SA
    (Energy)...................       737,000          117,233
  Telecomunicacoes de
    Brasileiras SA ADR
    (Information Technology)...         5,109          397,863
  Telecomunicacoes de
    Sao Paulo SA
    (Information Technology)...       287,924           27,067
  Telesp Celular SA+
    (Information Technology)...       275,000           14,370
                                                   -----------
                                                       627,178
                                                   -----------
GERMANY--0.5%
  Fresenius AG (Healthcare)....           250           40,891
  SAP AG
    (Information Technology)...           998          439,843
                                                   -----------
                                                       480,734
                                                   -----------
TOTAL PREFERRED STOCK
  (cost $1,224,958)............                      1,183,660
                                                   -----------
BONDS & NOTES--0.3%
JAPAN--0.1%
  Acom Co., Ltd. convertible
    zero coupon due 3/31/02*...  (JPY) $8,000           90,281
                                                   -----------
TAIWAN--0.2%
  Taiwan Semiconductor
    Manufacturing Co.
    convertible
    zero coupon due 7/03/02....           109          162,274
                                                   -----------
TOTAL BONDS & NOTES
  (cost $230,610)..............                        252,555
                                                   -----------

                                     SHARES/
                                   CONTRACTS/
                                    PRINCIPAL
                                     AMOUNT           VALUE
     SECURITY DESCRIPTION        (IN THOUSANDS)      (NOTE 3)
---------------------------------------------------------------
RIGHTS--0.0%+
NORWAY--0.0%
  Orkla ASA
    (cost $28,107).............        13,370      $    25,127
                                                   -----------
PUT OPTIONS--0.1%(1)(2)
UNITED STATES--0.1%
  Nikkei 225 Index exp 2/00
    @$18,993...................            43           18,359
  Nikkei 225 Index exp 2/00
    @$19,028...................            45           18,577
  Nikkei 225 Index exp 3/00
    @$18,613...................            30           20,416
                                                   -----------
TOTAL PUT OPTIONS
  (cost $106,892)..............                         57,352
                                                   -----------
TOTAL INVESTMENT SECURITIES
  (cost $72,225,033)...........                     84,004,588
                                                   -----------
SHORT-TERM SECURITIES--1.1%
  Cayman Island Time Deposit
    with State Street Bank and
    Trust Co.
    3.00% due 11/01/99
    (cost $923,000)............    $      923          923,000
                                                   -----------
REPURCHASE AGREEMENT--1.2%
  Agreement with State Street
    Bank and Trust Co., bearing
    4.25%, dated 10/29/99 to be
    repurchased 11/01/99 in the
    amount of $1,068,378,
    collateralized by
    $1,040,000 U.S. Treasury
    Note 7.88% due 8/15/01
    approximate aggregate value
    $1,091,792
    (cost $1,068,000)..........         1,068        1,068,000
                                                   -----------
TOTAL INVESTMENTS --
  (cost $74,216,033)...........          97.3%      85,995,588
Other assets less
liabilities....................           2.7        2,409,936
                                   ----------      -----------
NET ASSETS--                           100.00%     $88,405,524
                                   ==========      ===========

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Fair valued security, see Note 3
(2) 1 option contract equals 100 shares
JPY Japanese yen

See Notes to Financial Statements.

                                                        STYLE SELECT SERIES LOGO

Focus Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1999


                                                    VALUE
     SECURITY DESCRIPTION           SHARES        (NOTE 3)
-------------------------------------------------------------

COMMON STOCK--88.5%
BROADCASTING & MEDIA--6.0%
  CBS Corp.+...................    493,400      $ 24,084,087
  Univision Communications,
    Inc., Class A+.............    211,900        18,024,744
                                                ------------
                                                  42,108,831
                                                ------------
COMMUNICATION EQUIPMENT--6.4%
  Nortel Networks Corp.........    365,000        22,607,188
  QUALCOMM, Inc.+..............    100,281        22,331,325
                                                ------------
                                                  44,938,513
                                                ------------
COMPUTERS & BUSINESS EQUIPMENT--9.9%
  EMC Corp.+...................    870,067        63,514,891
  Lexmark International Group,
    Inc., Class A+.............     85,000         6,635,312
                                                ------------
                                                  70,150,203
                                                ------------
DRUGS--5.7%
  Bristol-Myers Squibb
    Co.(1).....................    302,200        23,212,738
  Cardinal Health, Inc.........    400,000        17,250,000
                                                ------------
                                                  40,462,738
                                                ------------
ELECTRONICS--9.9%
  Flextronics International
    Ltd.+......................    350,847        24,888,209
  Sony Corp. ADR...............    142,500        22,764,375
  Texas Instruments, Inc.......    250,400        22,473,400
                                                ------------
                                                  70,125,984
                                                ------------
FINANCIAL SERVICES--7.2%
  Citigroup, Inc...............    938,805        50,812,821
                                                ------------
HOUSING--2.0%
  Home Depot, Inc..............    190,700        14,397,850
                                                ------------
INTERNET CONTENT--1.0%
  America Online, Inc.+........     55,851         7,243,177
                                                ------------
LEISURE & TOURISM--3.1%
  UAL Corp.+...................    317,487        21,608,959
                                                ------------
MEDICAL PRODUCTS--3.3%
  Genentech, Inc.+.............    158,507        23,102,395
                                                ------------
MULTI-INDUSTRY--3.0%
  General Electric Co..........    155,000        21,012,188
                                                ------------
RETAIL--5.1%
  CVS Corp.....................    370,000        16,071,875
  Tiffany & Co.................    329,600        19,611,200
                                                ------------
                                                  35,683,075
                                                ------------
SOFTWARE--10.1%
  Automatic Data
    Processing, Inc............    400,000        19,275,000
  Cisco Systems, Inc.+.........    310,300        22,962,200
  Computer Sciences Corp.+(1)..    425,000        29,192,187
                                                ------------
                                                  71,429,387
                                                ------------
                                    SHARES/
                                   PRINCIPAL
                                     AMOUNT           VALUE
     SECURITY DESCRIPTION        (IN THOUSANDS)     (NOTE 3)
---------------------------------------------------------------
TELECOMMUNICATIONS--7.8%
  NTL, Inc.+...................      103,900      $  7,831,463
  Sprint Corp. (PCS Group)+....      280,137        23,233,862
  Vodafone AirTouch PLC ADR....      502,440        24,085,717
                                                  ------------
                                                    55,151,042
                                                  ------------
TELEPHONE--8.0%
  GTE Corp.....................      265,000        19,875,000
  MCI WorldCom, Inc.+..........      421,940        36,181,355
                                                  ------------
                                                    56,056,355
                                                  ------------
TOTAL INVESTMENT SECURITIES--88.5%
  (cost $506,542,954)..........                    624,283,518
                                                  ------------
SHORT-TERM SECURITIES--3.5%
Federal National Mortgage
  Association Discount Note
  5.16% due 11/01/99
  (cost $24,700,000)...........      $24,700        24,700,000
                                                  ------------
REPURCHASE AGREEMENTS--6.5%
Agreement with State Street
  Bank and Trust Co., bearing
  4.25%, dated 10/29/99 to be
  repurchased 11/01/99 in the
  amount of $15,383,446
  collateralized by $14,905,000
  U.S. Treasury Note 6.63% due
  5/15/07 approximate aggregate
  value $15,687,513
  (cost $15,378,000)...........       15,378        15,378,000
Agreement with State Street
  Bank and Trust Co., bearing
  4.25%, dated 10/29/99 to be
  repurchased 11/01/99 in the
  amount of $30,370,753
  collateralized by $22,310,000
  U.S. Treasury Bond 12.00% due
  8/15/13 approximate aggregate
  value $30,974,089
  (cost $30,360,000)...........       30,360        30,360,000
                                                  ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $45,738,000)...........                     45,738,000
                                                  ------------
TOTAL INVESTMENTS --
  (cost $576,980,954)..........         98.5%      694,721,518
  Other assets less
    liabilities................          1.5        10,601,657
                                     -------      ------------
NET ASSETS--                           100.0%     $705,323,175
                                     =======      ============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999

NOTE 1. ORGANIZATION

Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers nine separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. Effective April 1, 1999 the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. The investment objective for each of the Portfolios is as follows:

LARGE-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of large-sized companies.

MID-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of medium-sized companies.

AGGRESSIVE GROWTH seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies.

FOCUSED GROWTH AND INCOME seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies.

LARGE-CAP VALUE seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing.

VALUE seeks long-term growth of capital by investing in equity securities using a "value" style of investing.

SMALL-CAP VALUE seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing.

INTERNATIONAL EQUITY seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

FOCUS seeks long-term growth of capital by investing generally in equity securities.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within one year of purchase.

Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after seven years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.

                                                        STYLE SELECT SERIES LOGO

Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

Class Z shares--           Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

NOTE 2. REORGANIZATION

On September 29, 1997, International Equity Portfolio acquired all of the assets and liabilities of SunAmerica Global Balanced Fund ("Global Balanced Fund"), a regulated investment company registered under the 1940 Act. The agreement was adopted as a tax-free reorganization of Global Balanced Fund. In exchange for all of the assets of Global Balanced Fund, International Equity Portfolio issued 495,830 Class A shares and 1,063,431 Class B shares at net asset values of $13.50 and $13.42, respectively, to Class A shareholders and Class B shareholders of Global Balanced Fund. As of the close of business on September 29, 1997, the total net assets of Global Balanced were $20,964,949 (including $1,218,731 of unrealized appreciation on investments and $1,619 of unrealized depreciation of foreign currency). The net assets of International Equity Portfolio were $56,392,003 on September 29, 1997.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which

STYLE SELECT SERIES LOGO
mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of October 31, 1999, the Aggressive Growth Portfolio and the Focused Growth and Income Portfolio had an 11.0% and 2.6% undivided interest, respectively, which represented $16,428,000 and $4,527,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 5.10% dated 10/31/99, in the principal amount of $172,090,000 repurchase price $172,163,138 due 11/01/99, collateralized by $4,360,000 U.S. Treasury Bond 6.38% due 8/15/27, $49,700,000
U.S. Treasury Note 8.50% due 2/15/00, $18,950,000 U.S. Treasury Note 5.63% due 9/30/01, $49,940,000 U.S. Treasury Note 6.63% due 3/31/02, and $49,265,000 U.S.
Treasury Note 6.25% due 2/15/03 approximate aggregate value $175,546,847.

As of October 31, 1999, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio had an 11.40% and 0.06% undivided interest, respectively which represented $29,000,000 and $165,000, respectively, in principal amount in a joint repurchase agreement with Wellington Management Company. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

Wellington Management Company Repurchase Agreement, 5.22% dated 10/31/99, in the principal amount of $254,375,000 repurchase price $254,485,653 due 11/01/99, collateralized by $50,000,000 U.S. Treasury Notes 6.50% due 8/15/05, $50,000,000
U.S. Treasury Notes 5.75% due 4/30/03, $45,845,000 U.S. Treasury Notes 5.63% due 5/15/08, $57,890,000 U.S. Treasury Bonds 8.75% due 5/15/17, and $50,063,000 U.S.
Treasury Notes 5.75% due 5/15/17, approximate aggregate value $267,684,868.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

                                                        STYLE SELECT SERIES LOGO

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the year ended October 31, 1999, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                               ACCUMULATED     ACCUMULATED
                                                              UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                                              NET REALIZED    NET INVESTMENT       IN
                                                                GAIN/LOSS      INCOME/LOSS       CAPITAL
                                                              -------------   --------------   -----------
Large-Cap Growth Portfolio..................................            (2)       1,135,950     (1,135,948)
Mid-Cap Growth Portfolio....................................    (1,939,165)       1,948,144         (8,979)
Aggressive Growth Portfolio.................................    (2,967,241)       2,979,077        (11,836)
Focused Growth and Income Portfolio.........................      (298,011)         305,248         (7,237)
Large-Cap Value Portfolio...................................       (76,240)          77,315         (1,075)
Value Portfolio.............................................         9,580          (11,259)         1,679
Small-Cap Value Portfolio...................................        31,713           18,405        (50,118)
International Equity Portfolio..............................       961,759          267,962     (1,229,721)
Focus Portfolio.............................................    (3,218,478)       4,225,626     (1,007,148)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

During the year-end October 31, 1999, transactions in written option contracts were as follows:

                                                                 AGGRESSIVE GROWTH      INTERNATIONAL EQUITY
                                                                     PORTFOLIO                PORTFOLIO
                                                              -----------------------   ---------------------
                                                              CONTRACTS     AMOUNT      CONTRACTS    AMOUNT
                                                              ---------   -----------   ---------   ---------
Written option contracts as of 10/31/98.....................      (79)    $   (39,262)     --       $  --
Options written during the period...........................   (2,044)     (3,887,442)    (3,955)    (21,126)
Written options assigned during the period..................       79          39,262      --          --
Written options closed during the period....................    2,015       3,466,800      --          --
Written options expired during the period...................    --            --           3,955      21,126
Net realized gain on written options closed.................    --            382,939      --          --
                                                               ------     -----------    -------    --------
Written option contracts as of 10/31/99.....................      (29)    $   (37,703)     --       $  --
                                                               ======     ===========    =======    ========

                                                                    FOCUSED
                                                               GROWTH AND INCOME
                                                                   PORTFOLIO            FOCUS PORTFOLIO
                                                              --------------------   ---------------------
                                                              CONTRACTS    AMOUNT    CONTRACTS    AMOUNT
                                                              ---------   --------   ---------   ---------
Written options contracts as of 10/31/98....................    --        $  --        --        $  --
Options written during the period...........................   (1,600)     (15,151)     (95)       (88,650)
Written options assigned during the period..................    --           --        --           --
Written options closed during the period....................    1,600       35,174       95        206,046
Net realized loss on written options closed.................    --         (20,023)    --         (117,396)
                                                               ------     --------     ----      ---------
Written options contracts as of 10/31/99....................    --        $  --        --        $  --
                                                               ======     ========     ====      =========

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of new Portfolios or new classes of shares are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Focused Growth and Income, Large-Cap Value, Value and Small-Cap Value Portfolios, respectively, 1.10% of the average daily net assets of the International Equity Portfolio, and .85% of the average daily net assets of the Focus Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Aggressive Growth and Focused Growth and Income for which SunAmerica acts as an

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

Large-Cap Growth Portfolio                              Janus Capital Corporation ("Janus")
                                                        Jennison Associates LLC ("Jennison")
                                                        Montag & Caldwell, Inc. ("Montag & Caldwell")

Mid-Cap Growth Portfolio                                Miller Anderson & Sherrerd, LLP ("MAS")
                                                        Wellington Management Co., LLP ("Wellington
                                                        Management")
                                                        T. Rowe Price Associates, Inc. ("T. Rowe
                                                        Price")

Aggressive Growth Portfolio                             Janus
                                                        SunAmerica
                                                        Warburg Pincus Asset Management, Inc.
                                                        ("Warburg")

Focused Growth and Income Portfolio                     Marsico Capital Management, LLC ("Marsico")
                                                        SunAmerica

Large-Cap Value Portfolio                               David L. Babson & Co., Inc. ("Babson")
                                                        Davis Selected Advisers, L.P. ("Davis")
                                                        Wellington Management

Value Portfolio                                         Davis
                                                        Neuberger & Berman, LLC ("Neuberger & Berman")
                                                        American Century Investment Management, Inc.
                                                        ("American Century")

Small-Cap Value Portfolio                               Berger Associates, Inc. ("Berger")
                                                        Lazard Asset Management ("Lazard")
                                                        Third Avenue Advisers ("Third Avenue")

International Equity Portfolio                          Rowe-Price Fleming International, Inc.
                                                        ("Rowe-Fleming")
                                                        Bankers Trust Company ("BT")

Focus Portfolio                                         Bramwell Capital Management, Inc. ("Bramwell")
                                                        Jennison
                                                        Marsico

Effective April 1, 1999, Marsico and SunAmerica assumed the role as subadvisor of the Focused Growth and Income Portfolio from Lazard, T. Rowe Price and MAS. Effective December 1, 1998, American Century assumed the role as subadvisor of the Value Portfolio from Strong Capital Management, Inc. Effective March 1, 1999, Warburg was removed as subadvisor of the International Equity Portfolio. Effective August 1, 1999 Jennison assumed the role of subadviser of the Large-Cap Growth Portfolio from L. Roy Papp & Associates. Effective August 1, 1999, Third Avenue assumed the role of sub-advisor of the Small-Cap Value Portfolio from Glenmede.

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the year-ended October 31, 1999, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

Cap Growth Portfolio, .47%; Mid-Cap Growth Portfolio, .47%; Aggressive Growth Portfolio, .36%; Focused Growth and Income Portfolio, .28%; Large-Cap Value Portfolio, .43%; Value Portfolio, .49%; Small-Cap Value Portfolio, .55%; International Equity Portfolio, .70%; and Focus Portfolio, .40%. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class II shares and 1.46% for Class Z shares. Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.21% for Class Z shares. Focused Growth and Income Portfolio, and Focus Portfolio 1.45% for Class A shares and 2.10% for Class B shares and Class II shares. Focus Porfolio .93% for Class Z shares. Prior to June 17, 1997, SunAmerica agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A and 2.55% of the average daily net assets of Class B and Class II shares for the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and Value Portfolio, and 2.15% of the average daily net assets of Class A shares and 2.80% of the average daily net assets of Class B and Class II shares for the International Equity Portfolio. Prior to April 1, 1999, SunAmerica agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.78% of the average daily net assets of Class A and 2.43% of the average daily net assets of Class B and Class II shares for the Focused Growth and Income Portfolio. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

For the year ended October 31, 1999, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                             MANAGEMENT     OTHER
                                FEES       EXPENSES
                             REIMBURSED   REIMBURSED
                             ----------   ----------
Large-Cap Growth A.........   $168,613      $15,113
Large-Cap Growth B.........   $216,336      $21,556
Large-Cap Growth II........   $ 60,471      $45,644
Mid-Cap Growth A...........   $118,724      $ 7,094
Mid-Cap Growth B...........   $228,050      $17,431
Mid-Cap Growth II..........   $ 35,608      $20,949
Aggressive Growth A........   $184,068      $16,937
Aggressive Growth B........   $244,371      $ 6,626
Aggressive Growth II.......   $ 34,688      $21,442
Aggressive Growth Z........   $     --      $34,817
Focused Growth and
 Income A..................   $155,827      $ 2,805
Focused Growth and
 Income B..................   $150,883      $26,205
Focused Growth and
 Income II.................   $ 31,487      $36,314
Large-Cap Value A..........   $108,001      $ 8,184
Large-Cap Value B..........   $159,961      $ 3,731

                             MANAGEMENT     OTHER
                                FEES       EXPENSES
                             REIMBURSED   REIMBURSED
                             ----------   ----------
Large-Cap Value II.          $   32,280   $   25,512
Large-Cap Value Z..........   $     --      $36,014
Value A....................   $126,306      $21,095
Value B....................   $200,195      $18,146
Value II...................   $ 23,469      $24,688
Value Z....................   $     --      $35,145
Small-Cap Value A..........   $135,396      $ 8,365
Small-Cap Value B..........   $194,514      $ 7,153
Small-Cap Value II.........   $ 43,891      $25,103
Small-Cap Value Z..........   $     --      $36,574
International Equity A.....   $179,502      $ 8,481
International Equity B.....   $312,473      $32,247
International Equity II....   $ 48,759      $17,479
International Equity Z.....   $     --      $33,945
Focus A....................   $184,211      $18,166
Focus B....................   $260,167      $11,092
Focus II...................   $213,953      $23,071
Focus Z....................   $     --      $ 6,642

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 1999, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B, and Class II shares. SACS has advised the Portfolios that for the year ended October 31, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                          CLASS A                          CLASS B
                                                      -----------------------------------------------   -------------
                                                                                                         CONTINGENT
                                                                        AFFILIATED     NON-AFFILIATED     DEFERRED
                                                      SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                      -------------   --------------   --------------   -------------
Large-Cap Growth Portfolio..........................   $  352,678       $  185,923       $  114,752       $100,616
Mid-Cap Growth Portfolio............................      235,325          121,020           78,503        184,653
Aggressive Growth Portfolio.........................      790,791          414,832          265,913        251,688
Focused Growth & Income Portfolio...................      854,672          350,064          392,985         57,901
Large-Cap Value Portfolio...........................      167,072           64,666           76,475        111,113
Value Portfolio.....................................      336,497          197,732           89,839        436,047
Small-Cap Value Portfolio...........................      153,347           61,804           69,318        117,463
International Equity Portfolio......................      189,597           99,868           60,337        200,374
Focus Portfolio.....................................    4,320,016        1,424,165        2,317,951        257,008

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

                                                                                 CLASS II
                                                      ---------------------------------------------------------------
                                                                                                         CONTINGENT
                                                                        AFFILIATED     NON-AFFILIATED     DEFERRED
                                                      SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                      -------------   --------------   --------------   -------------
Large-Cap Growth Portfolio..........................   $  125,657        $ 59,637        $   66,020        $ 5,744
Mid-Cap Growth Portfolio............................       51,885          23,130            28,755          5,412
Aggressive Growth Portfolio.........................      121,470          60,242            61,228          7,355
Focused Growth & Income Portfolio...................      133,119         104,107            29,012          2,060
Large-Cap Value Portfolio...........................       73,656          29,484            44,172          7,864
Value Portfolio.....................................       46,521          20,504            26,017          8,419
Small-Cap Value Portfolio...........................       37,989          17,089            20,900          4,415
International Equity Portfolio......................       49,633          22,939            26,694          3,583
Focus Portfolio.....................................    2,363,391         413,746         1,949,645         83,161

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 1999, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                              PAYABLE
                                                            EXPENSE                       OCTOBER 31, 1999
                                               ---------------------------------   ------------------------------
                                                CLASS A     CLASS B    CLASS II    CLASS A    CLASS B    CLASS II
                                               ---------   ---------   ---------   --------   --------   --------
Large-Cap Growth Portfolio..................   $ 48,673    $ 92,633    $ 31,443    $ 4,835    $ 9,021    $ 3,253
Mid-Cap Growth Portfolio....................     83,060     149,783      25,044      7,010     12,690      2,394
Aggressive Growth Portfolio.................    181,783     251,405      39,004     17,577     24,656      4,378
Focused Growth and Income Portfolio.........     32,949      52,230      14,033      4,828      6,569      2,514
Large-Cap Value Portfolio...................     32,521      70,304      18,777      2,849      5,695      1,899
Value Portfolio.............................    144,032     224,588      31,330     10,642     17,326      2,367
Small-Cap Value Portfolio...................     34,168      54,284      14,942      2,805      4,222      1,361
International Equity Portfolio..............     63,387     104,391      21,061      5,345      8,546      2,017
Focus Portfolio.............................    210,235     317,554     267,092     28,989     46,409     44,168

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1999 -- (CONTINUED)

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 1999 were as follows:

                                                                                              FOCUSED GROWTH
                                         LARGE-CAP       MID-CAP GROWTH   AGGRESSIVE GROWTH     AND INCOME     LARGE-CAP VALUE
                                      GROWTH PORTFOLIO     PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                      ----------------   --------------   -----------------   --------------   ---------------
Purchases (excluding U.S. government
 securities)........................    $76,435,512       $123,152,418       $253,033,146      $102,698,331      $28,489,585
Sales (excluding U.S. government
 securities)........................     48,811,854        155,320,275        243,755,126        66,344,332       22,101,549

                                                                 SMALL-CAP VALUE    INTERNATIONAL
                                               VALUE PORTFOLIO      PORTFOLIO      EQUITY PORTFOLIO   FOCUS PORTFOLIO
                                               ---------------   ---------------   ----------------   ---------------
Purchases (excluding U.S. government
 securities).................................    $209,203,289      $45,507,531       $83,344,066        $930,873,335
Sales (excluding U.S. government
 securities).................................     258,700,095       51,093,698        91,730,952         533,480,152

NOTE 6. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                                                            INTERNATIONAL
                                                              LARGE-CAP VALUE     VALUE        EQUITY         FOCUS
                                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              ---------------   ---------   -------------   ---------
Shelby Cullom Davis & Co....................................       $   36        $1,722         $--          $--
J.P. Morgan Securities, Inc.................................      --              3,378         --            --
Bankers Trust Co............................................      --              --                35        --
Deutsche Bank Group.........................................      --              --            10,696        --
Jardine Fleming Securities Ltd..............................      --              --             1,249        --
Prudential Securities, Inc..................................      --              --            --            2,019

As disclosed in the investment portfolios, certain Portfolios own common stock issued by American International Group, Inc. ("AIG"). Effective January 1, 1999, SunAmerica, the investment adviser, became a wholly owned subsidiary of AIG. For the year ended October 31, 1999 the Large-Cap Value Portfolio and the Value Portfolio received dividend income of $2,949 and $766, respectively from AIG.

NOTE 7. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required.

                                                        STYLE SELECT SERIES LOGO

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                                                      FOCUSED GROWTH
                                              LARGE-CAP GROWTH   MID-CAP GROWTH   AGGRESSIVE GROWTH     AND INCOME
                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                              ----------------   --------------   -----------------   --------------
Cost........................................    $77,276,208       $104,729,943       $196,763,971       $78,670,352
                                                ===========       ============       ============       ===========
Appreciation................................    $21,988,534       $ 24,497,864       $ 78,423,603       $10,060,368
Depreciation................................     (1,257,278)        (6,108,382)        (8,501,475)       (1,050,600)
                                                -----------       ------------       ------------       -----------
Net unrealized appreciation.................    $20,731,256       $ 18,389,482       $ 69,922,128       $ 9,009,768
                                                ===========       ============       ============       ===========

                                 LARGE-CAP VALUE                     SMALL-CAP VALUE    INTERNATIONAL
                                    PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO      EQUITY PORTFOLIO   FOCUS PORTFOLIO
                                 ---------------   ---------------   ---------------   ----------------   ---------------
Cost...........................    $55,292,285       $153,056,905      $48,159,204       $74,660,230        $578,227,900
                                   ===========       ============      ===========       ===========        ============
Appreciation...................    $ 7,943,355       $ 23,537,311      $ 2,827,984       $14,553,410        $125,192,727
Depreciation...................     (5,427,340)       (11,383,685)      (5,996,097)       (3,218,052)         (8,699,109)
                                   -----------       ------------      -----------       -----------        ------------
Net unrealized appreciation/
 depreciation..................    $ 2,516,015       $ 12,153,626      $(3,168,113)      $11,335,358        $116,493,618
                                   ===========       ============      ===========       ===========        ============

At October 31, 1999 Small-Cap Value Portfolio had a capital loss carryforward of $2,386,594 which will expire 2006-2007 and, International Equity Portfolio had a capital loss carryforward of $1,540,956 which will expire 2006, which are available to the extent provided in regulations.

Large-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio, International Equity Portfolio, and Focus Portfolio utilized capital loss carryforwards of $1,082,976, $4,430,983, $6,407,836, $4,309,219, and $4,898,476,
respectively, to offset the Portfolios' net taxable gains realized and recognized in the year ended October 31, 1999.

STYLE SELECT SERIES LOGO

NOTE 8. OPEN FORWARD CURRENCY CONTRACTS

At October 31, 1999, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at October 31, 1999.

                                                GROSS
   CONTRACT            IN         DELIVERY    UNREALIZED
  TO DELIVER      EXCHANGE FOR      DATE     APPRECIATION
---------------  ---------------  --------   ------------
AUD   1,021,862  CAD     980,405  11/12/99      $14,510
GBP     398,207  JPY  70,200,708  11/12/99       20,259
                                                -------
                                                 34,769
                                                -------

                                                GROSS
    CONTRACT            IN        DELIVERY    UNREALIZED
   TO DELIVER      EXCHANGE FOR     DATE     DEPRECIATION
----------------  --------------  --------   ------------
*GBP     302,792  EUR    466,178  11/12/99       (6,742)
*GBP     304,423  EUR    469,043  11/12/99       (6,405)
                                               --------
                                                (13,147)
                                               --------
Net Unrealized Appreciation                    $ 21,622
                                               ========

----------------

         *      Represents open forward currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued
                counterparty settlement risk.
AUD     --      Australian Dollar
CAD     --      Canadian Dollar
EUR     --      Euro Currency
GBP     --      Pound Sterling
JPY     --      Japanese Yen

                                                        STYLE SELECT SERIES LOGO

NOTE 9. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                       LARGE-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS A
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     955,893    $15,603,668    1,126,670   $ 15,068,918
Reinvested dividends....          --             --          317          4,694
Shares redeemed.........    (465,782)    (7,597,190)  (2,081,206)   (27,467,943)
                           ---------    -----------   ----------   ------------
Net increase
 (decrease).............     490,111    $ 8,006,478     (954,219)  $(12,394,331)
                           =========    ===========   ==========   ============

                                       LARGE-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,567,411    $25,184,736    2,091,339    $27,630,099
Reinvested dividends....          --             --          252          3,708
Shares redeemed.........    (609,744)    (9,947,519)    (239,375)    (3,214,482)
                           ---------    -----------    ---------    -----------
Net increase
 (decrease).............     957,667    $15,237,217    1,852,216    $24,419,325
                           =========    ===========    =========    ===========

                          -----------------------------------------------------
                                                CLASS II
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     777,065    $12,563,735      565,584   $  7,501,837
Reinvested dividends....          --             --           54            792
Shares redeemed.........    (275,945)    (4,558,883)     (42,395)      (571,201)
                            --------    -----------   ----------   ------------
Net increase............     501,120    $ 8,004,852      523,243   $  6,931,428
                            ========    ===========   ==========   ============


Shares sold.............
Reinvested dividends....
Shares redeemed.........
Net increase............

                                                      MID-CAP GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------
                                                 CLASS A                                   CLASS B
                          -----------------------------------------------------   -------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............   2,253,520   $ 37,907,454    2,003,438   $ 30,029,197    1,525,775   $ 25,350,060
Reinvested dividends....      87,640      1,288,306           --             --      152,206      2,206,988
Shares redeemed.........  (2,394,645)   (40,438,565)  (1,146,590)   (16,877,753)  (1,782,873)   (29,720,800)
                          ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).............     (53,485)  $ (1,242,805)     856,848   $ 13,151,444     (104,892)  $ (2,163,752)
                          ==========   ============   ==========   ============   ==========   ============

                          MID-CAP GROWTH PORTFOLIO
                          -------------------------
                                   CLASS B
                          -------------------------
                             FOR THE YEAR ENDED
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............   2,411,557   $ 35,655,215
Reinvested dividends....          --             --
Shares redeemed.........    (972,294)   (14,050,897)
                           ---------   ------------
Net increase
 (decrease).............   1,439,263   $ 21,604,318
                           =========   ============

                          -----------------------------------------------------
                                                CLASS II
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,398,691   $ 23,421,973    1,037,718   $ 15,100,986
Reinvested dividends....      17,899        259,890           --             --
Shares redeemed.........  (1,322,303)   (22,084,456)    (724,281)   (10,531,818)
                          ----------   ------------   ----------   ------------
Net increase............      94,287   $  1,597,407      313,437   $  4,569,168
                          ==========   ============   ==========   ============


Shares sold.............
Reinvested dividends....
Shares redeemed.........
Net increase............

STYLE SELECT SERIES LOGO

                                       AGGRESSIVE GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS A
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,873,821   $ 43,092,613    1,887,998   $ 31,932,623
Reinvested dividends....          --             --       15,149        232,082
Shares redeemed.........  (1,416,599)   (32,954,142)    (939,066)   (15,813,931)
                          ----------   ------------   ----------   ------------
Net increase............     457,222   $ 10,138,471      964,081   $ 16,350,774
                          ==========   ============   ==========   ============

                                       AGGRESSIVE GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,874,991   $ 42,043,794    2,426,954   $ 40,971,389
Reinvested dividends....          --             --       21,234        323,184
Shares redeemed.........    (991,014)   (21,938,947)    (921,116)   (14,741,870)
                          ----------   ------------    ---------   ------------
Net increase............     883,977   $ 20,104,847    1,527,072   $ 26,552,703
                          ==========   ============    =========   ============

                          ---------------------------------------------------------------------------------
                                                CLASS II                                   CLASS Z
                          -----------------------------------------------------   -------------------------

                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     501,298   $ 11,537,832      395,453   $  6,677,908        8,549   $    197,777
Reinvested dividends....          --             --        1,904         28,983           --             --
Shares redeemed.........    (160,336)    (3,624,140)    (124,617)    (2,098,913)      (5,745)      (135,199)
                          ----------   ------------   ----------   ------------   ----------   ------------
Net increase............     340,962   $  7,913,692      272,740   $  4,607,978        2,804   $     62,578
                          ==========   ============   ==========   ============   ==========   ============

                          -------------------------
                                   CLASS Z
                          -------------------------
                               FOR THE PERIOD
                               APRIL 3, 1998*
                                   THROUGH
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............      21,269   $    378,269
Reinvested dividends....          --             --
Shares redeemed.........        (403)        (7,760)
                           ---------   ------------
Net increase............      20,866   $    370,509
                           =========   ============

                                    FOCUSED GROWTH AND INCOME PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 1999            OCTOBER 31, 1998
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   1,462,757    $22,261,103      710,580   $  9,385,878
Reinvested dividends.....       9,306        124,043          845         12,086
Shares redeemed..........    (512,978)    (7,527,895)  (1,930,218)   (25,563,679)
                            ---------    -----------   ----------   ------------
Net increase
 (decrease)..............     959,085    $14,857,251   (1,218,793)  $(16,165,715)
                            =========    ===========   ==========   ============

                                   FOCUSED GROWTH AND INCOME PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 1999            OCTOBER 31, 1998
                           -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES       AMOUNT
                           ----------   ------------   ----------   -----------
Shares sold..............   1,480,395    $22,219,188    1,318,539   $17,361,591
Reinvested dividends.....      15,408        203,845          685         9,757
Shares redeemed..........    (397,068)    (5,800,382)    (151,506)   (1,955,466)
                            ---------    -----------    ---------   -----------
Net increase
 (decrease)..............   1,098,735    $16,622,651    1,167,718   $15,415,882
                            =========    ===========    =========   ===========

                           -----------------------------------------------------
                                                 CLASS II
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 1999            OCTOBER 31, 1998
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............     897,015    $13,510,938      210,319   $  2,771,825
Reinvested dividends.....       2,151         28,463           79          1,120
Shares redeemed..........    (166,400)    (2,504,119)     (30,059)      (392,116)
                             --------    -----------   ----------   ------------
Net increase.............     732,766    $11,035,282      180,339   $  2,380,829
                             ========    ===========   ==========   ============


Shares sold..............
Reinvested dividends.....
Shares redeemed..........
Net increase.............

*   Inception of the class

                                                        STYLE SELECT SERIES LOGO

                                        LARGE-CAP VALUE PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS A
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     536,741    $ 7,416,875    1,166,196   $ 14,892,230
Reinvested dividends....       5,994         75,283          556          7,625
Shares redeemed.........    (430,408)    (5,856,941)  (2,099,990)   (26,169,149)
                          ----------    -----------   ----------   ------------
Net increase
 (decrease).............     112,327    $ 1,635,217     (933,238)  $(11,269,294)
                          ==========    ===========   ==========   ============

                                        LARGE-CAP VALUE PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,078,720   $ 14,841,980    2,558,635   $ 32,748,118
Reinvested dividends....      13,092        163,267          657          8,980
Shares redeemed.........  (1,076,085)   (14,521,640)    (420,860)    (5,315,302)
                          ----------   ------------   ----------   ------------
Net increase
 (decrease).............      15,727   $    483,607    2,138,432   $ 27,441,796
                          ==========   ============   ==========   ============

                          -----------------------------------------------------   -------------------------
                                                CLASS II                                   CLASS Z
                          -----------------------------------------------------   -------------------------

                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     545,700    $ 7,541,736      509,447   $  6,443,368        4,036    $    55,588
Reinvested dividends....       2,238         27,906           98          1,336           95          1,202
Shares redeemed.........    (244,591)    (3,332,709)     (58,595)      (702,209)      (3,535)       (48,567)
                            --------    -----------   ----------   ------------     --------    -----------
Net increase............     303,347    $ 4,236,933      450,950   $  5,742,495          596    $     8,223
                            ========    ===========   ==========   ============     ========    ===========

                          -------------------------
                                   CLASS Z
                          -------------------------
                               FOR THE PERIOD
                               APRIL 16, 1998*
                                   THROUGH
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............      19,034    $   247,966
Reinvested dividends....          14            197
Shares redeemed.........      (2,671)       (34,016)
                           ---------    -----------
Net increase............      16,377    $   214,147
                           =========    ===========

                                                           VALUE PORTFOLIO
                          ---------------------------------------------------------------------------------
                                                 CLASS A                                   CLASS B
                          -----------------------------------------------------   -------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     776,261   $ 12,767,145    3,024,790   $ 49,667,494      796,331   $ 12,955,414
Reinvested dividends....          --             --      113,683      1,775,725           --             --
Shares redeemed.........  (2,036,821)   (33,086,307)  (1,402,287)   (22,115,075)  (2,534,120)   (40,681,427)
                          ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).............  (1,260,560)  $(20,319,162)   1,736,186   $ 29,328,144   (1,737,789)  $(27,726,013)
                          ==========   ============   ==========   ============   ==========   ============

                               VALUE PORTFOLIO
                          -------------------------
                                   CLASS B
                          -------------------------
                             FOR THE YEAR ENDED
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............   3,700,591   $ 60,058,522
Reinvested dividends....     181,420      2,813,830
Shares redeemed.........  (1,230,770)   (18,910,699)
                          ----------   ------------
Net increase
 (decrease).............   2,651,241   $ 43,961,653
                          ==========   ============

                          ---------------------------------------------------------------------------------
                                                CLASS II                                   CLASS Z
                          -----------------------------------------------------   -------------------------

                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     279,729   $  4,561,264      649,398   $ 10,523,159        8,388   $    140,517
Reinvested dividends....          --             --       16,911        262,283           --             --
Shares redeemed.........    (524,232)    (8,403,002)    (222,292)    (3,432,853)     (10,723)      (178,870)
                          ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).............    (244,503)  $ (3,841,738)     444,017   $  7,352,589       (2,335)  $    (38,353)
                          ==========   ============   ==========   ============   ==========   ============

                          -------------------------
                                   CLASS Z
                          -------------------------
                               FOR THE PERIOD
                               APRIL 16, 1998*
                                   THROUGH
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............       8,051   $    130,827
Reinvested dividends....          --             --
Shares redeemed.........      (1,371)       (23,115)
                          ----------   ------------
Net increase
 (decrease).............       6,680   $    107,712
                          ==========   ============

*   Inception of the class

STYLE SELECT SERIES LOGO

                                        SMALL-CAP VALUE PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS A
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     705,389   $  8,247,647    1,603,110   $ 20,093,169
Reinvested dividends....          --             --        1,239         15,852
Shares redeemed.........    (774,635)    (8,912,260)  (1,970,872)   (23,878,009)
                          ----------   ------------   ----------   ------------
Net increase
 (decrease).............     (69,246)  $   (664,613)    (366,523)  $ (3,768,988)
                          ==========   ============   ==========   ============

                                        SMALL-CAP VALUE PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     632,998   $  7,307,720    2,609,019   $ 32,523,069
Reinvested dividends....          --             --        1,337         17,010
Shares redeemed.........  (1,092,801)   (12,274,195)    (449,305)    (5,182,382)
                          ----------   ------------   ----------   ------------
Net increase
 (decrease).............    (459,803)  $ (4,966,475)   2,161,051   $ 27,357,697
                          ==========   ============   ==========   ============

                          ---------------------------------------------------------------------------------
                                                CLASS II                                   CLASS Z
                          -----------------------------------------------------   -------------------------

                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     315,861   $  3,656,054      610,407   $  7,609,109        8,751   $    103,187
Reinvested dividends....          --             --          244          3,104           --             --
Shares redeemed.........    (245,438)    (2,763,551)     (98,273)    (1,113,740)     (15,186)      (176,844)
                          ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).............      70,423   $    892,503      512,378   $  6,498,473       (6,435)  $    (73,657)
                          ==========   ============   ==========   ============   ==========   ============

                          -------------------------
                                   CLASS Z
                          -------------------------
                               FOR THE PERIOD
                               APRIL 16, 1998*
                                   THROUGH
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............      13,605   $    169,205
Reinvested dividends....          14            183
Shares redeemed.........        (535)        (6,219)
                          ----------   ------------
Net increase
 (decrease).............      13,084   $    163,169
                          ==========   ============

                                    INTERNATIONAL EQUITY PORTFOLIO
                         -----------------------------------------------------
                                                CLASS A
                         -----------------------------------------------------
                            FOR THE YEAR ENDED          FOR THE YEAR ENDED
                             OCTOBER 31, 1999            OCTOBER 31, 1998
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares sold............   4,614,050   $ 60,501,869    3,643,759   $ 46,757,853
Reinvested dividends...       7,841         98,642       34,215        406,818
Shares redeemed........  (4,890,684)   (64,497,428)  (3,309,178)   (42,505,076)
                         ----------   ------------   ----------   ------------
Net increase
 (decrease)............    (268,793)  $ (3,896,917)     368,796   $  4,659,595
                         ==========   ============   ==========   ============

                                     INTERNATIONAL EQUITY PORTFOLIO
                         -------------------------------------------------------
                                                 CLASS B
                         -------------------------------------------------------
                             FOR THE YEAR ENDED           FOR THE YEAR ENDED
                              OCTOBER 31, 1999             OCTOBER 31, 1998
                         ---------------------------   -------------------------
                            SHARES         AMOUNT        SHARES        AMOUNT
                         ------------   ------------   ----------   ------------
Shares sold............       718,626    $ 9,458,419    1,477,710   $ 19,056,486
Reinvested dividends...        14,042        174,265       58,619        691,698
Shares redeemed........    (1,310,103)   (17,143,968)  (1,020,515)   (12,793,168)
                           ----------    -----------   ----------   ------------
Net increase
 (decrease)............      (577,435)   $(7,511,284)     515,814   $  6,955,016
                           ==========    ===========   ==========   ============

                          ---------------------------------------------------------------------------------
                                                CLASS II                                   CLASS Z
                          -----------------------------------------------------   -------------------------

                             FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                          -------------------------   -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.............     795,257   $ 10,419,003      446,371   $  5,752,349        2,994    $    39,173
Reinvested dividends....       2,040         25,318        3,864         45,601           46            586
Shares redeemed.........    (621,680)    (8,112,814)    (148,954)    (1,852,682)     (12,643)      (167,116)
                          ----------   ------------   ----------   ------------     --------    -----------
Net increase
 (decrease).............     175,617   $  2,331,507      301,281   $  3,945,268       (9,603)   $  (127,357)
                          ==========   ============   ==========   ============     ========    ===========

                          -------------------------
                                   CLASS Z
                          -------------------------
                               FOR THE PERIOD
                               APRIL 16, 1998*
                                   THROUGH
                              OCTOBER 31, 1998
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............      11,801   $    159,226
Reinvested dividends....          --             --
Shares redeemed.........          --             --
                          ----------   ------------
Net increase
 (decrease).............      11,801   $    159,226
                          ==========   ============

*   Inception of the class

                                                        STYLE SELECT SERIES LOGO

                                                           FOCUS PORTFOLIO
                         -----------------------------------------------------------------------------------
                                                CLASS A                                    CLASS B
                         ------------------------------------------------------   --------------------------
                                                           FOR THE PERIOD
                                                            JUNE 8, 1998+
                             FOR THE YEAR ENDED                THROUGH                FOR THE YEAR ENDED
                              OCTOBER 31, 1999            OCTOBER 31, 1998             OCTOBER 31, 1999
                         --------------------------   -------------------------   --------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   -------------   ----------   ------------   ----------   -------------
Shares sold............   8,710,962   $145,884,519     4,937,120   $ 62,391,549   12,231,833   $205,304,812
Reinvested dividends...          --             --            --             --           --             --
Shares redeemed........  (2,248,697)   (38,707,010)   (2,574,338)   (32,571,137)  (1,628,171)   (27,561,380)
                         ----------   ------------    ----------   ------------   ----------   ------------
Net increase...........   6,462,265   $107,177,509     2,362,782   $ 29,820,412   10,603,662   $177,743,432
                         ==========   ============    ==========   ============   ==========   ============

                              FOCUS PORTFOLIO
                         -------------------------
                                  CLASS B
                         -------------------------
                              FOR THE PERIOD
                               JUNE 8, 1998+
                                  THROUGH
                             OCTOBER 31, 1998
                         -------------------------
                           SHARES        AMOUNT
                         ----------   ------------
Shares sold............   4,130,135   $ 52,830,672
Reinvested dividends...          --             --
Shares redeemed........    (482,431)    (5,983,085)
                         ----------   ------------
Net increase...........   3,647,704   $ 46,847,587
                         ==========   ============

                         ----------------------------------------------------------------------------------
                                                CLASS II                                   CLASS Z
                         ------------------------------------------------------   -------------------------
                         ------------------------------------------------------   -------------------------
                                                           FOR THE PERIOD              FOR THE PERIOD
                                                            JUNE 8, 1998+               JULY 7, 1999*
                             FOR THE YEAR ENDED                THROUGH                     THROUGH
                              OCTOBER 31, 1999            OCTOBER 31, 1998            OCTOBER 31, 1999
                         --------------------------   -------------------------   -------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   -------------   ----------   ------------   ----------   ------------
Shares sold............  12,102,392   $206,502,140     2,883,328   $ 36,845,163      148,210   $  2,689,926
Reinvested dividends...          --             --            --             --           --             --
Shares redeemed........  (1,192,191)   (20,360,820)      (65,791)      (780,345)     (17,328)      (313,076)
                         ----------   ------------    ----------   ------------   ----------   ------------
Net increase...........  10,910,201   $186,141,320     2,817,537   $ 36,064,818      130,882   $  2,376,850
                         ==========   ============    ==========   ============   ==========   ============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net increase...........

*   Inception of the class

+   Commencement of Operations

STYLE SELECT SERIES LOGO

NOTE 10. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 1999, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Focused Growth and Income Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, and Focus Portfolio had accrued $2,363, $5,903, $8,639, $1,762, $2,234, $11,599, $2,195, $7,887, and $3,794,
respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 1999 expensed $1,556, $3,155, $4,725, $925, $1,436, $6,038, $1,394, $2,640, and $3,794,
respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 11. SUBSEQUENT EVENTS

Effective November 1, 1999, SunAmerica Asset Management Co. assumed the role as subadvisor of the Mid-Cap Growth Portfolio from Wellington Management Co., LLP.

                                                        STYLE SELECT SERIES LOGO

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF STYLE SELECT SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Focused Growth and Income Portfolio (formerly Large-Cap Blend Portfolio), Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, and Focus Portfolio (constituting the nine portfolios of Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
December 15, 1999

STYLE SELECT SERIES LOGO

SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Style Select Series, Inc. is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 1999. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1999. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2000.

During the year ended October 31, 1999 the Portfolio's paid the following dividends per share:

                                                                                       NET SHORT-   NET LONG-
                                                                             NET          TERM        TERM
                                                                TOTAL     INVESTMENT    CAPITAL      CAPITAL
                                                              DIVIDENDS     INCOME       GAINS        GAINS
                                                              ---------   ----------   ----------   ---------
Large-Cap Growth Class A....................................    $ --         $ --         $ --        $  --
Large-Cap Growth Class B....................................      --           --           --           --
Large-Cap Growth Class C....................................      --           --           --           --
Mid-Cap Growth Class A......................................     .64           --          .03          .61
Mid-Cap Growth Class B......................................     .64           --          .03          .61
Mid-Cap Growth Class C......................................     .64           --          .03          .61
Aggressive Growth Class A...................................      --           --           --           --
Aggressive Growth Class B...................................      --           --           --           --
Aggressive Growth Class C...................................      --           --           --           --
Aggressive Growth Class Z...................................      --           --           --           --
Focused Growth and Income Class A...........................     .18           --          .18           --
Focused Growth and Income Class B...........................     .18           --          .18           --
Focused Growth and Income Class C...........................     .18           --          .18           --
Large-Cap Value Class A.....................................     .08           --          .08           --
Large-Cap Value Class B.....................................     .08           --          .08           --
Large-Cap Value Class C.....................................     .08           --          .08           --
Large-Cap Value Class Z.....................................     .08           --          .08           --
Value Class A...............................................      --           --           --           --
Value Class B...............................................      --           --           --           --
Value Class C...............................................      --           --           --           --
Value Class Z...............................................      --           --           --           --
Small-Cap Value Class A.....................................      --           --           --           --
Small-Cap Value Class B.....................................      --           --           --           --
Small-Cap Value Class C.....................................      --           --           --           --
Small-Cap Value Class Z.....................................      --           --           --           --
International Equity Class A................................     .05           --          .05           --
International Equity Class B................................     .05           --          .05           --
International Equity Class C................................     .05           --          .05           --
International Equity Class Z................................     .05           --          .05           --
Focus Class A...............................................      --           --           --           --
Focus Class B...............................................      --           --           --           --
Focus Class II..............................................      --           --           --           --

For the year ended October 31, 1999, 83.98%, 94.66%, and 100.00% of the dividends paid from ordinary income by Mid-Cap Growth Portfolio, Focused Growth and Income Portfolio, and Large-Cap Value Portfolio, respectively, qualified for the 70% dividends received deductions for corporations.

                                                        STYLE SELECT SERIES LOGO

COMPARISONS: PORTFOLIOS VS. THE INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in each Style Select Series, Inc. portfolio to the growth of a similar investment in an appropriate benchmark index. Please note, the graphs represent the performance of the largest class of shares. It is important to also note that the portfolios are professionally managed mutual funds, while the indices are unmanaged and, in any case, are not available for investment. The maximum sales charge for Class A is 5.75% of the public offering price. The maximum contingent deferred sales charges ("CDSC") for Class B and Class C is 4% and 1%, respectively. Class B's CDSC is reduced to 0% after six years; Class C's CDSC is reduced to 0% after one year. All classes bear ongoing 12b-1 distribution and service fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     RUSSELL 1000  MORNINGSTAR LARGE-CAP  LARGE-CAP GROWTH
                        INDEX          GROWTH INDEX           CLASS B
DOLLARS (THOUSANDS)    $10,000.00             $10,000.00        $10,000.00
10/97                   $9,630.40              $9,628.59         $9,432.00
1/98                   $10,455.38             $10,074.87         $9,928.00
4/98                   $11,851.73             $11,556.66        $11,184.00
7/98                   $12,139.79             $11,843.79        $11,216.00
10/98                  $12,003.42             $11,308.41        $10,498.00
1/99                   $14,583.90             $14,238.59        $12,730.00
4/99                   $15,275.34             $14,534.97        $12,818.00
7/99                   $15,228.52             $14,666.86        $12,954.00
10/99                  $15,656.38             $15,525.33        $13,987.00


                                       CLASS A               CLASS B              CLASS II
                                                 SEC                      SEC                      SEC
                                 CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                                 TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
LARGE-CAP GROWTH PORTFOLIO         RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                      32.87%       25.23%      32.01%       28.01%      31.94%       29.62%
Since Inception*                   45.90%       16.91%      43.87%       18.25%      43.79%       18.86%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97

LARGE-CAP GROWTH PORTFOLIO

The Large-Cap Growth Portfolio seeks long-term growth of capital through equity investments in large-sized companies that have an above average growth potential. The Portfolio produced double-digit returns for the fiscal year -- a fact worth noting in a highly volatile period in the equity markets. Strong stockpicking was the primary factor that contributed to this Portfolio performance. Our managers continued to focus on companies with management teams believed capable of building their business in any market or economic cycle. Looking ahead, they will continue to try to identify those large companies showing the greatest promise for above-average growth.

STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     RUSSELL MID-CAP  MORNINGSTAR MID-CAP  MID-CAP GROWTH
                      GROWTH INDEX       GROWTH INDEX         CLASS B
DOLLARS (THOUSANDS)       $10,000.00           $10,000.00      $10,000.00
10/97                     $11,966.27           $11,647.61      $10,904.00
1/98                      $12,030.16           $11,587.62      $11,080.00
4/98                      $13,899.18           $13,385.65      $13,000.00
7/98                      $13,117.44           $12,737.43      $12,296.00
10/98                     $12,257.29           $11,611.66      $11,136.00
1/99                      $14,872.20           $14,446.07      $13,521.00
4/99                      $15,613.76           $14,982.59      $14,005.00
7/99                      $15,963.80           $15,875.34      $14,698.00
10/99                     $16,874.28           $17,139.52      $14,473.00


                                       CLASS A               CLASS B              CLASS II
                                                 SEC                      SEC                      SEC
                                 CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                                 TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
MID-CAP GROWTH PORTFOLIO           RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                      29.83%       22.37%      28.92%       24.92%      28.97%       26.68%
Since Inception*                   51.65%       12.61%      48.73%       13.65%      56.00%       17.79%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97

MID-CAP GROWTH PORTFOLIO

The Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of medium-sized companies with above average growth potential. The fiscal year ending October 31, 1999 will no doubt go down as a tumultuous period for U.S. equities in general and for mid-cap companies in particular. A focus on investing in high quality companies with strong, predictable earnings growth and maintaining a diversified portfolio, both by stock and sector, served our managers well. Using careful stock selection and prudent sector diversification, we intend to continue to seek strong performance in the upcoming challenging environment.

                                                        STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     RUSSELL 2500  MORNINGSTAR AGGRESSIVE  AGGRESSIVE GROWTH
                     GROWTH INDEX       GROWTH INDEX            CLASS B
DOLLARS (THOUSANDS)    $10,000.00              $10,000.00         $10,000.00
10/97                  $11,969.44              $11,722.83         $12,640.00
1/98                   $11,590.50              $11,531.55         $12,493.00
4/98                   $13,171.37              $13,179.34         $14,564.00
7/98                   $12,243.06              $12,345.22         $14,581.00
10/98                  $10,985.44              $11,040.56         $12,730.00
1/99                   $13,272.54              $13,815.66         $17,993.00
4/99                   $13,783.08              $14,318.73         $18,815.00
7/99                   $14,605.40              $15,257.91         $18,493.00
10/99                  $15,093.74              $16,447.22         $20,242.00


                                 CLASS A                CLASS B                CLASS II               CLASS Z
                                             SEC                      SEC                      SEC                      SEC
                             CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                             TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
AGGRESSIVE GROWTH PORTFOLIO    RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                   58.36%      49.26%       57.21%      53.21%      57.06%       54.48%      59.20%       59.20%
Since Inception*               110.60%      26.18%      106.42%      27.02%      92.77%       27.56%      44.15%       26.08%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of small- and mid- capitalization growth companies, although its managers can seek out growth companies of any size. For the twelve months ending October 31, 1999, the Portfolio outperformed both its benchmark index and its Morningstar objective average and Lipper category average. Allocating a portion of assets to large cap names helped relative performance as did management of risk through in-depth fundamental analysis, extensive meetings with company managements, and close monitoring of industry trends.

STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         S&P 500       MORNINGSTAR  FOCUSED GROWTH AND
                     INDUSTRIAL INDEX   LARGE-CAP     INCOME CLASS B
                                       BLEND INDEX
DOLLARS (THOUSANDS)        $10,000.00   $10,000.00          $10,000.00
10/97                       $9,666.00    $9,656.56           $9,568.00
1/98                       $10,400.86   $10,190.24          $10,104.00
4/98                       $11,839.94   $11,478.43          $11,160.00
7/98                       $11,980.12   $11,405.91          $10,800.00
10/98                      $11,791.49   $11,011.35           $9,975.00
1/99                       $13,779.27   $12,826.18          $11,199.00
4/99                       $14,422.11   $13,424.55          $11,921.00
7/99                       $14,399.43   $13,403.44          $11,897.00
10/99                      $14,818.42   $13,793.45          $13,317.00


                                       CLASS A               CLASS B              CLASS II
                                                 SEC                      SEC                      SEC
                                 CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
FOCUSED GROWTH AND INCOME        TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
PORTFOLIO                          RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                      33.10%       25.44%      32.21%       28.21%      32.24%       29.91%
Since Inception*                   38.98%       14.12%      37.17%       15.47%      37.09%       16.12%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97

FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio seeks long-term growth of capital and a reasonable level of current income through equity investments in large-sized companies. Due primarily to the Portfolio's new management structure as a focused mutual fund (effective 4/01/99), the Portfolio greatly outperformed the S&P 500 Index and its Morningstar and Lipper peers for the annual period. Currently, the Portfolio invests in a maximum of 60 large company stocks.

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
                     RUSSELL 1000  MORNINGSTAR LARGE-CAP  LARGE-CAP VALUE
                        INDEX           VALUE INDEX           CLASS B
DOLLARS (THOUSANDS)    $10,000.00             $10,000.00       $10,000.00
10/97                   $9,720.60              $9,634.77        $9,488.00
1/98                   $10,298.82             $10,055.17        $9,696.00
4/98                   $11,742.45             $11,241.24       $10,968.00
7/98                   $11,509.81             $10,779.78       $10,296.00
10/98                  $11,161.70             $10,480.56        $9,611.00
1/99                   $12,155.26             $11,423.21       $10,084.00
4/99                   $13,374.41             $12,291.76       $13,040.00
7/99                   $13,212.08             $12,160.25       $11,195.00
10/99                  $12,985.12             $11,819.90       $10,768.00


                               CLASS A                CLASS B                CLASS II               CLASS Z
                                           SEC                      SEC                      SEC                      SEC
                           CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                           TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
LARGE-CAP VALUE PORTFOLIO    RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                12.28%       5.82%       11.55%       7.55%       11.55%       9.44%       12.87%       12.87%
Since Inception*             13.16%       3.20%       11.68%       4.16%       11.68%       5.04%        3.03%        2.03%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/16/98

LARGE-CAP VALUE PORTFOLIO

The Large-Cap Value Portfolio seeks long-term growth of capital through equity investments in large-sized companies with strong growth potential, using a value style of investing. During the twelve months ended October 31, 1999, value stocks were clearly out of favor, yet this Portfolio did outperform its Morningstar and Lipper peers. Given that prior to this extraordinary six year run favoring large cap growth, the longest period in which one style of investing remained in favor without a significant reversal was three years, a change may be near. It should also be noted that returns from value stocks generally have been historically less volatile than those of growth stocks. Thus, our managers' strategy going forward is to stay true to their value-oriented disciplines, regardless of fluctuating market conditions.

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
DOLLARS (THOUSANDS)  RUSSELL MID-CAP  MORNINGSTAR MID-CAP  VALUE CLASS B
                       VALUE INDEX        VALUE INDEX       $10,000.00
                       $10,000.00         $10,000.00
10/97                     $12,649.24           $12,656.12     $12,800.00
1/98                      $12,929.86           $12,936.89     $12,863.00
4/98                      $14,486.24           $14,494.12     $14,474.00
7/98                      $13,257.23           $13,264.44     $13,261.00
10/98                     $12,399.33           $12,406.07     $11,898.00
1/99                      $12,916.95           $13,109.58     $11,626.00
4/99                      $14,026.86           $14,173.69     $13,692.00
7/99                      $13,890.19           $14,350.98     $13,783.00
10/99                     $13,106.63           $13,492.17     $13,310.00

                            CLASS A                CLASS B                   CLASS II                          CLASS Z
                                      SEC                      SEC                          SEC
                      CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE        AVERAGE         CUMULATIVE
                      TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL       ANNUAL          TRADITIONAL
VALUE PORTFOLIO         RETURN+      RETURN      RETURN+      RETURN      RETURN+         RETURN            RETURN+
1 Year Return           12.21%        5.76%      11.48%        7.48%      11.48%                9.36%            12.83%
Since Inception*        39.63%        9.76%      37.10%       10.46%      26.38%                8.81%            -3.69%

                            SEC
                          AVERAGE
                          ANNUAL
VALUE PORTFOLIO           RETURN
1 Year Return                  12.83%
Since Inception*               -2.35%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98

VALUE PORTFOLIO

The Value Portfolio seeks long-term growth of capital through equity investments in undervalued, technology-oriented companies with strong growth potential, without regard to the size of the issuer. The market in general was led by high multiple issues this past fiscal year, and value stocks trailed their growth counterparts. Still, the Portfolio out performed its Lipper category average and its benchmark index for the twelve months ended October 31, 1999, given the managers' strong sector and stock positioning, as you can see in the chart above, experience has shown that our managers' processes are historically successful in outperforming the benchmark over longer time horizons as well, and so they remain steadfast to their investment philosophies and disciplines. The financial services and technology sectors may be particularly attractive in the months ahead, benefiting from recent monetary policy and anticipated regulatory trends.

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
DOLLARS (THOUSANDS)  RUSSELL 2000  MORNINGSTAR SMALL-CAP    SMALL-CAP
                        VALUE           VALUE INDEX       VALUE CLASS B
                        INDEX            10,000.00          10,000.00
                      10,000.00
10/97                    9,728.10               9,697.59       9,712.00
1/98                     9,984.18               9,588.90       9,736.00
4/98                    11,071.58              10,810.19      10,784.00
7/98                     9,787.50               9,500.10       9,448.00
10/98                    8,979.74               8,448.55       8,598.00
1/99                     9,296.13               8,959.57       9,086.00
4/99                     9,444.22               8,963.73       9,286.00
7/99                     9,847.48               9,587.38       9,886.00
10/99                    9,111.38               8,853.37       9,238.00

                                     CLASS A                           CLASS B                          CLASS II
                                               SSEC                              SEC                               SEC
                          CUMULATIVE                        CUMULATIVE                        CUMULATIVE
SMALL-CAP VALUE           TRADITIONAL     AVERAGE ANNUAL    TRADITIONAL     AVERAGE ANNUAL    TRADITIONAL     AVERAGE ANNUAL
 PORTFOLIO                  RETURN+          RETURN           RETURN+          RETURN           RETURN+          RETURN

1 Year Return                     8.13%            1.92%            7.45%            3.45%            7.54%            5.47%
Since Inception*                 -6.31%           -5.91%           -7.62%           -5.22%           -7.54%           -4.70%


                                     CLASS Z
                           CUMULATIVE
SMALL-CAP VALUE           TRADITIONAL      AVERAGE ANNUAL
 PORTFOLIO                  RETURN+           RETURN
1 Year Return                      8.66%            8.66%
Since Inception*                 -13.40%           -9.10%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/03/98

SMALL-CAP VALUE PORTFOLIO

The Small-Cap Value Portfolio seeks long-term growth of capital through equity investments in small-sized, undervalued companies with strong growth potential. The Portfolio out performed its Morningstar category average for the twelve months ending October 31, 1999. This is particularly notable in what was clearly a difficult fiscal period for small cap value investors. Our managers' individual stock selection in companies with strong earnings growth and attractive relative valuations helped bolster fund performance.

Although future periods of volatility are anticipated, we believe there continues to be opportunities to find small-cap stocks that will enable us to provide value-added performance.

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
DOLLARS (THOUSANDS)  MSCI EAFE USD INDEX  MORNINGSTAR FOREIGN  INTERNATIONAL EQUITY CLASS B
                         $10,000.00           STOCK INDEX               $10,000.00
                                              $10,000.00
10/97                         $10,249.27           $10,784.52                     $9,904.00
1/98                          $10,708.65           $10,967.09                     $9,911.00
4/98                          $11,847.52           $12,521.96                    $11,150.00
7/98                          $12,007.65           $12,552.30                    $11,183.00
10/98                         $11,269.13           $11,113.17                     $9,838.00
1/99                          $12,282.65           $12,142.93                    $10,246.00
4/99                          $12,996.17           $12,888.44                    $10,467.00
7/99                          $13,188.01           $13,430.03                    $10,623.00
10/99                         $13,871.89           $14,153.33                    $11,040.00


                                 CLASS A                CLASS B                CLASS II               CLASS Z
                                                SEC                      SEC                      SEC                      SEC
                                CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                                TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
INTERNATIONAL EQUITY PORTFOLIO    RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return                     17.15%       10.42%      16.29%       12.29%      16.37%       14.20%      17.90%       17.90%
Since Inception*                  16.67%        3.27%      14.40%        3.73%      13.58%        4.52%       4.30%        2.72%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/06/98

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The fiscal year ended October 31, 1999 was a challenging one for International equity managers, as fighting in Kosovo and outflows from European stocks in favor of Japan and the emerging markets led to weakness in the previously preferred continental European region. Still, with a long-term perspective, our managers believe that Europe continues to offer an edge in anticipated ongoing global economic growth, given favorable monetary conditions, attractive relative valuations and EMU progress.

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
DOLLARS (THOUSANDS)  S&P 500 INDEX  MORNINGSTAR LARGE-CAP  FOCUS CLASS B
                      $10,000.00        GROWTH INDEX        $10,000.00
                                         $10,000.00
6/98                    $10,406.00             $10,589.00     $10,056.00
7/98                    $10,294.66             $10,483.11     $10,216.00
10/98                   $10,132.79             $10,011.18      $9,648.00
1/99                    $11,842.06             $12,602.14     $12,752.00
4/99                    $12,394.52             $12,864.46     $13,000.00
7/99                    $12,375.03             $12,981.19     $13,672.00
10/99                   $12,735.12             $13,740.99     $14,840.00


                            CLASS A                CLASS B                CLASS II               CLASS Z
                                      SEC                      SEC                      SEC                      SEC
                      CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE    CUMULATIVE    AVERAGE
                      TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL    TRADITIONAL    ANNUAL
FOCUS PORTFOLIO         RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN      RETURN+      RETURN
1 Year Return           52.62%       43.84%      51.67%       47.67%      51.67%       49.16%      N/A          N/A
Since Inception*        53.84%       30.46%      52.40%       32.65%      52.40%       33.59%       6.00%       N/A

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 6/08/98; Class Z:
       7/07/99

FOCUS PORTFOLIO

The first multi-managed focused fund on Wall Street, Focus Portfolio continued to generate superior results during the annual period. It outperformed its benchmark, the S&P 500 Index, and its Lipper and Morningstar averages. We believe that its focused approach -- investing in no more than 30 stocks -- and its respected investment advisers are two key catalysts of this performance. The Portfolio's advisers continue to select portfolios of securities that beat the averages, even in difficult investment environments such as the past fiscal year.

SUNAMERICA CAPITAL SERVICES, INC.                           -------------------
THE SUNAMERICA CENTER                                            BULK RATE
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NEW YORK, NY 10017-3204                                            PAID
800-858-8850, X5660                                           KANSAS CITY, MO
                                                              PERMIT NO. 2891
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WWW.SUNAMERICAFUNDS.COM         -------------------






                   MULTI-MANAGED, STYLE-SPECIFIC MUTUAL FUNDS


FOCUS PORTFOLIO                [LOGO]              [LOGO]              [LOGO]



FOCUSED GROWTH AND INCOME PORTFOLIO        [LOGO]              [LOGO]



LARGE-CAP GROWTH PORTFOLIO     [LOGO]              [LOGO]              [LOGO]



MID-CAP GROWTH PORTFOLIO       [LOGO]              [LOGO]              [LOGO]



AGGRESSIVE GROWTH PORTFOLIO    [LOGO]              [LOGO]              [LOGO]



LARGE-CAP VALUE PORTFOLIO      [LOGO]              [LOGO]              [LOGO]



VALUE PORTFOLIO                [LOGO]              [LOGO]              [LOGO]



SMALL-CAP VALUE PORTFOLIO      [LOGO]              [LOGO]              [LOGO]



INTERNATIONAL EQUITY PORTFOLIO          [LOGO]              [LOGO]



This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

                                                                     SSANN-12/99